UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
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DARDEN RESTAURANTS, INC.
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August 6, 2013
Dear Shareholders:
On behalf of your Board of Directors, it is our pleasure to invite you to attend the 2013 Annual Meeting of Shareholders of Darden Restaurants, Inc. We will hold the meeting on Wednesday, September 18, 2013, at 10:00 a.m., Eastern Daylight Savings Time, at The Peabody Orlando, 9801 International Drive, Orlando, FL 32819. All holders of our outstanding common shares as of the close of business on July 22, 2013, are entitled to vote at the meeting.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.
The accompanying notice of meeting and Proxy Statement contain details about the business to be conducted at the meeting. Please read these documents carefully. We will set aside time at the meeting for discussion of each item of business and provide you with the opportunity to ask questions. If you will need special assistance at the meeting because of a disability, please contact Teresa M. Sebastian, Corporate Secretary, Darden Restaurants, Inc., 1000 Darden Center Drive, Orlando, Florida 32837, phone (407) 245-5005.
Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please refer to the proxy card or Notice of Availability of Proxy Materials for more information on how to vote your shares at the meeting.
Your vote is important. Thank you for your support.

Sincerely,

Clarence Otis, Jr.
Chairman of the Board of Directors and
Chief Executive Officer

DARDEN RESTAURANTS, INC.
1000 Darden Center Drive
Orlando, Florida 32837
_________________________
NOTICE OF
2013 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2013

Time:	10:00 a.m., Eastern Daylight Savings Time, on Wednesday, September 18, 2013.

Place:	The Peabody Orlando, 9801 International Drive, Orlando, FL 32819.

Items of Business:
1.  To elect a full Board of 13 directors from the named director nominees to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

2. To approve the Darden Restaurants Inc. 2002 Stock Incentive Plan, as amended;

3.  To obtain advisory approval of the Company's executive compensation;

4.  To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 25, 2014;

5. To vote on five shareholder proposals described in the accompanying proxy statement, if properly presented at the meeting; and

6. To transact such other business, if any, as may properly come before the meeting and any adjournment.

Who Can Vote:	You can vote at the meeting and any adjournment if you were a holder of record of our common stock at the close of business on July 22, 2013.

Website:
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on September 18, 2013: The accompanying Proxy Statement and our 2013 Annual Report to Shareholders are available at www.darden.com. In addition, you may access these materials at www.proxyvote.com. Instructions for requesting a paper copy of these materials are set forth on the Notice of Availability of Proxy Materials sent to our shareholders of record as of July 22, 2013.

Date of Mailing:	This Notice of 2013 Annual Meeting of Shareholders and the Proxy Statement are first being distributed or otherwise furnished to shareholders on or about August 6, 2013.

By Order of the Board of Directors

Teresa M. Sebastian
Senior Vice President,
General Counsel and Secretary
August 6, 2013

DARDEN RESTAURANTS, INC.
PROXY STATEMENT

DARDEN RESTAURANTS, INC.
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2013
____________________________
The Board of Directors (the “Board”) of Darden Restaurants, Inc. (“Darden”, the “Company”, “we”, “us” or “our”) is soliciting your proxy for use at the 2013 Annual Meeting of Shareholders to be held on September 18, 2013. This Proxy Statement summarizes information concerning the matters to be presented at the meeting and related information that will help you make an informed vote at the meeting. This Proxy Statement and the proxy card are first being distributed or otherwise furnished to shareholders on or about August 6, 2013.

CORPORATE GOVERNANCE AND BOARD ADMINISTRATION
Our Board is Committed to the Highest Standards of Corporate Governance and Ethical Business Conduct
Corporate governance guidelines, policies and practices are the foundation for the effective and ethical governance of all public companies. Our Board is committed to the highest standards of corporate governance and ethical business conduct, providing accurate information with transparency and complying fully with the laws and regulations applicable to our business. Executive management supports the Board's efforts to be transparent through shareholder outreach efforts. We offer to our shareholders an opportunity to engage in dialogue with us about aspects of our corporate governance and discuss any areas of concern. This commitment to transparency and high standards of governance and business conduct supports our reputation for success with integrity and efforts to increase shareholder value. Our corporate governance practices are governed by our Articles of Incorporation, Bylaws, Corporate Governance Guidelines, Board Committee Charters, Lead Director and Shareholder Communication Procedures, Code of Business Conduct and Ethics, and Insider Trading Policy. You can access these documents at www.darden.com under Investors - Corporate Governance to learn more about the framework for our corporate governance practices. Copies are also available in print, free of charge, to any shareholder upon written request addressed to our Corporate Secretary.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that specifically address key governance practices and policies. The Nominating and Governance Committee of the Board oversees governance issues and recommends changes to the Company's governance guidelines, policies and practices as appropriate. Our Corporate Governance Guidelines cover many important topics, including:

•	Director responsibilities;

•	Director qualification standards;

•	Director independence;

•	Director access to senior management and independent advisors;

•	Director compensation;

•	Approval of Chief Executive Officer and senior management succession plans; and

•	An annual performance evaluation of the Board and each of the Board committees, and an even more in-depth performance evaluation of the Board no less often than every three years.
The Corporate Governance Guidelines also include policies on certain specific subjects, including those that:

•	Require meetings at least four times annually of the non-employee directors in executive session without our Chief Executive Officer or other members of management present;

•	Require a letter of resignation from directors upon a significant change in their personal circumstances, including a change in or termination of their principal job responsibilities;

•	Limit the number of other boards that directors may serve on;

•	Provide that no member of the Audit Committee may serve on the audit committee of more than three public companies; and

•	Provide a mandatory retirement age for directors.

Director Independence
Our Corporate Governance Guidelines require that at least two-thirds of the Board be independent directors, as defined under the rules of the New York Stock Exchange (“NYSE”). Our Corporate Governance Guidelines include categorical standards of independence to assist the Board in making determinations regarding the independence of our directors. The current Board consists of 13 directors, two of whom are currently employed by the Company (Messrs. Otis and Madsen). The Board conducted an annual review of director independence and affirmatively determined that all of the 11 non-employee directors (Mss. Harker and Sastre and Messrs. Barnes, Berry, Fraleigh, Hughes, Ledsinger, Lewis, Mack, Rose and Simon) have no direct or indirect material relationship with us other than their service as directors and are independent. In making this determination, the Board considers that in the ordinary course of business, transactions may occur between the Company, including its subsidiaries, and entities with which some of our directors are or have been affiliated. In making its affirmative determination that Ms. Sastre is independent, the Board considered the fact that the Company has a 10-year sublease agreement with Signature Flight Support Corporation, Ms. Sastre's employer.  This sublease agreement for an aircraft hangar, fuel and related expenses was negotiated on an arms-length basis, and Ms. Sastre was not involved in any aspect of the negotiations or the agreement.  Aggregate payments made by the Company in fiscal 2013 to Signature Flight were approximately $1 million. In making the affirmative determination that Mr. Simon is independent, the Board considered the fact that we have routine commercial relationships with Mr. Simon's employer, Wal-Mart Stores, Inc., and its subsidiaries and affiliates, including Sam's Club. These relationships include the sale of restaurant gift cards and certain consumer packaged goods such as Olive Garden salad dressing and Red Lobster biscuit mix, which were facilitated through third party service providers. During fiscal 2013, the aggregate face dollar value of our gift cards sold by Wal-Mart and Sam's Club through the third-party service provider was approximately $103 million, and the royalties we earned on the sale of consumer packaged goods was approximately $4 million. The Board determined that the relationships with Signature Flight, and Wal-Mart Stores, Inc. and Sam's Club, were immaterial and that our categorical standards of independence were met.
Related Party Transactions
The Company has adopted Related Party Transaction Policies and Procedures that require the Nominating and Governance Committee to approve or ratify each Interested Transaction with directors, executive officers, five percent shareholders or any of their respective immediate family members. In making its determination, the Nominating and Governance Committee considers whether the Interested Transaction is consistent with the best interests of the Company and its shareholders and whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, as well as the extent of the related party's interest in the transaction.
An “Interested Transaction” as defined in the policy is any transaction, arrangement or relationship in which (i) the amount involved exceeds $120,000 in any calendar year, (ii) the Company is a participant and (iii) any director, executive officer or five percent shareholder or any of their respective immediate family members has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity). Salary or compensation paid to a director or an executive officer that is required to be reported in this Proxy Statement is not considered an Interested Transaction.
There are no Interested Transactions or other related party transactions or relationships required to be reported in this Proxy Statement under Item 404 of the Securities and Exchange Commission's (“SEC”) Regulation S-K.
Director Election Governance Practices

We do not have a “classified board,” or other system where directors' terms are staggered; instead our full Board is elected annually. Our Bylaws provide that if a nominee for director in an uncontested election does not receive at least the majority of the votes cast, the director will promptly tender his or her resignation to the Board. The Nominating and Governance Committee will recommend to the Board whether to accept or reject the tendered resignation or whether other action should be taken. The Board is required to act on the tendered resignation and publicly disclose its decision and the rationale within 90 days from the date of certification of the election results. If a director's resignation is not accepted by the Board, the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director's resignation is accepted by the Board, then the Board may fill the vacancy or decrease the size of the Board. To be eligible to be a nominee for election or reelection as a director of the Company, a person must deliver to our Corporate Secretary a written agreement that he or she will abide by these requirements. To date, no nominee for director has ever failed to receive at least a majority of the votes cast.
Under our Bylaws, the Board shall consist of not less than three nor more than fifteen members as determined from time to time by resolution of the Board. The size of the Board is currently thirteen members.

Board Leadership Structure
The Company's Corporate Governance Guidelines provide “that the positions of Chairman of the Board and Chief Executive Officer be held by the same person, except in unusual circumstances or during transition periods to selecting a new Chairman or CEO. This combination has served the Company well throughout its history. The function of the Board in monitoring the performance of the senior management of the Company is fulfilled by the presence of outside directors of stature who have a substantive knowledge of the Company's business.” The Board believes it is in the best interest of the Company and its shareholders for Mr. Otis to continue to serve as both Chairman and Chief Executive Officer. His in-depth knowledge of the industry and the issues, opportunities and challenges facing the Company enable decisive leadership with clear accountability, and enhance the Board's ability to focus on the most strategic and critical issues.
The Company's non-employee directors are led by Lead Director Charles Ledsinger. In accordance with our Corporate Governance Guidelines, the Lead Director presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the non-employee or independent directors, and serves as liaison between the Chairman and the independent directors. The Lead Director also approves Board meeting agendas, including approving meeting schedules to assure that there is sufficient time for discussion of all agenda items, and other information sent to the Board, advises the Board committee chairs with respect to agendas and information needs relating to committee meetings, and has the authority to call meetings of the non-employee or independent directors. Mr. Ledsinger, along with the other independent non-employee directors, brings experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings company and industry-specific experience and expertise.
Succession Planning
The Board is actively engaged and involved in talent management. The Board reviews the Company's people strategy in support of its business strategy at least annually. This includes a detailed discussion of the Company's leadership bench and succession plans with a focus on key positions at the senior officer level. Annually, the Chairman and Chief Executive Officer provides the Board with an assessment of senior executives and their potential to succeed him, and an assessment of persons considered successors to senior executives. Strong potential leaders are given exposure and visibility to Board members through formal presentations and informal events. More broadly, the Board is regularly updated on key talent indicators for the overall workforce, including diversity, recruiting and development programs.
Director Education
To foster our value of always learning, always teaching, the Corporate Governance Guidelines encourage director education. The Board also receives regular updates regarding new developments in corporate governance.
Board Role in Oversight of Risk Management
The ultimate responsibility for risk oversight rests with the Board. The Board assesses major risks facing the Company and reviews options for their mitigation. Each Committee of the Board reviews the policies and practices developed and implemented by management to assess and manage risks relevant to the Committee's responsibilities, and reports to the Board about its deliberations. The Compensation Committee reviews our annual and long-term compensation plans, and any risks embedded in those plans are discussed and evaluated for appropriateness. The Nominating and Governance Committee oversees risks related to the Company's governance structure and arising from related party transactions. The Finance Committee reviews financial risk management strategies, including hedging and the use of derivatives, and the insurance coverage on the Company's assets. The charter for the Audit Committee requires, among other responsibilities, that it review the integrity of the Company's financial reporting processes and internal controls, including the process for assessing risk of fraudulent financial reporting and significant financial risk exposures, and the steps management has taken to monitor and report those exposures. Accordingly, in addition to its other duties, the Audit Committee periodically reviews risk assessment and management, including legal compliance, internal auditing and financial controls, litigation, and environmental, health and safety matters. The Audit Committee annually reviews the Company's enterprise risk assessment (“ERA”) process and the comprehensive assessment of key financial, operational and regulatory risks identified by management. The Audit Committee then discusses the ERA results with the full Board, which is ultimately responsible for oversight of this process.
Assessment of Risk of Compensation Programs
We believe that our compensation programs for executives and other employees are designed with the appropriate balance of risk and reward in relation to the Company's overall business strategy and do not incent executives or other employees to take unnecessary or excessive risks. Specifically, we believe that the following features of our compensation programs (discussed in more detail in the Compensation Discussion and Analysis section below) help manage or mitigate risk:

•
The Company has allocated compensation among base salary and short- and long-term compensation target opportunities for executives in such a way as to not encourage excessive risk taking. Incentive compensation is not overly weighted toward short-term incentives. In addition, both short-term and long-term incentives are subject to maximum payment amounts;

•
The mix of equity award instruments used under our long-term incentive program (a) includes full value awards; and (b) rewards different performance measures (currently, total shareholder return for stock options, and sales and diluted net EPS growth for performance stock units (“PSUs”));

•
Our annual and long-term compensation plans are reviewed by the Compensation Committee and any risks embedded in those plans are discussed and evaluated for appropriateness. Our incentive opportunities are designed to drive strong, sustainable growth and shareholder return;

•
The multi-year vesting of our equity awards aligns incentive compensation with shareholders' interests by rewarding long-term stock appreciation rather than short-term performance, and accounts for the time horizon of risk;

•	Our Stock Ownership Guidelines encourage a focus on long-term growth in shareholder value; and

•	Our policies regarding recoupment and forfeiture of compensation discourage excessive or inappropriate risk taking.
Compliance & Ethics Office and Codes of Business Conduct and Ethics
Our Compliance & Ethics Office (“Compliance Office”), with the support of our management and Board of Directors, aims to ensure that all of our employees, business partners, franchisees and suppliers adhere to high ethical business standards, and is under the direction of our Chief Compliance & Ethics Officer. At the core of the Compliance Office is our Code of Business Conduct and Ethics that applies to all Company employees (“Employee Code of Conduct”). It addresses many topics, and highlights specific responsibilities of our Chief Executive Officer and senior financial officers. We also have a Code of Business Conduct and Ethics for the members of our Board of Directors. A major objective of the Compliance Office is to educate and raise awareness of our Employee Code of Conduct, applicable regulations, and related policies. Our Employee Code of Conduct is posted on our website at www.darden.com under Investors - Corporate Governance. We require all of our officers, director level employees, and certain other employees to complete an annual questionnaire and certification regarding compliance with the Employee Code of Conduct and other Company policies.

We promote ethical behavior by all employees and encourage our employees to talk to supervisors or other personnel when in doubt about the best course of action in a particular situation. To encourage employees to report violations of laws or our Employee Code of Conduct, we will not allow retaliation for reports made in good faith. We are also committed to promoting compliance and ethical behavior by the third parties with whom we conduct business, and have implemented Third Party Codes of Business Conduct and Ethics with our franchisees and certain suppliers. We also are committed to ethical behavior in the communities we serve and our industry generally. The Darden Restaurants Foundation Diversity and Business Ethics Endowment, the first comprehensive diversity and business ethics endowment in the hospitality industry, was created with financial support from the Darden Restaurants, Inc. Foundation by the University of Florida's Warrington College of Business.

Summary of Corporate Governance Practices
The Board and its committees regularly review our corporate governance and compensation practices and propose modifications as warranted for adoption by the Board. The following summarizes some of our key principles and practices, which are described in more detail elsewhere in this Proxy Statement and in our key corporate governance documents, which are available online at www.darden.com under Investors - Corporate Governance.

•	Our directors are elected annually; we do not have a classified Board (see page 2);

•	At least two-thirds of our Board is required to be independent, and currently 11 of 13 directors are independent (see page 2);

•	All Board committees except the Executive Committee consist entirely of independent directors (see page 31);

•	All Board committees have the authority to retain outside advisers (see page 31);

•	We require meetings of the non-employee directors in executive session at least four times annually (see page 1);

•	Our non-employee directors have named a Lead Director to chair executive sessions and fulfill other specified duties (see page 3);

•	We limit the number of other boards on which directors may serve (see page 1);

•	We provide a mandatory retirement age for directors (see page 1);

•	We provide for director access to senior management (see page 1);

•	We encourage director education (see page 3);

•
The Board conducts a self-evaluation annually to determine whether it and its committees are functioning effectively, and also arranges for an in-depth evaluation led by an outside consultant no less often than every three years (see page 1);

•	In an uncontested election, if a nominee for director does not receive at least a majority of the votes cast, the director will promptly tender his or her resignation to the Board (see page 2);

•	Directors must tender their resignation upon a significant change in their personal circumstances, including a change in or termination of their principal job responsibilities (see page 1);

•	The Board has adopted formal written related party transactions policies and procedures (see page 2);

•	The Board is actively involved in talent management and succession planning (see page 3);

•	The Board has adopted claw-back provisions providing for the recovery of bonuses and incentive compensation in appropriate circumstances (see pages 43 and 58);

•	We do not gross-up our named executive officers to offset their taxes on imputed income on the limited perquisites we provide (see page 58);

•	Our change of control Management Continuity Agreements include a “double trigger” and do not provide for tax gross-ups (see page 57);

•	The Board has adopted stock ownership requirements for executives intended to align their interests with those of our stockholders and to protect against inappropriate risk taking (see page 57);

•	The Board also has adopted stock ownership guidelines for non-employee directors (see page 33);

•
We have allocated compensation among base salary and short- and long-term compensation target opportunities for executives in such a way as to not encourage excessive risk taking, and incentive compensation is not overly weighted toward short-term incentives (see page 3); and

•
The multi-year vesting of equity awards aligns incentive compensation with shareholders' interests by rewarding long-term stock appreciation rather than short-term performance, and accounts for the time horizon of risk (see page 4).

PROPOSALS TO BE VOTED ON

PROPOSAL 1—ELECTION OF THIRTEEN DIRECTORS FROM THE NAMED
DIRECTOR NOMINEES
Our Board currently has 13 members, and each director stands for election every year. In the future, the Board may increase or decrease the size of the Board and appoint or nominate for election new directors.
The following directors are standing for election this year to hold office until the 2014 Annual Meeting of Shareholders and until their successors are elected and qualified. All were nominated by our Nominating and Governance Committee and have previously served on the Board. Each of the director nominees has consented to being named in this Proxy Statement and to serve as a director if elected. If a director nominee is not able to serve, proxies may be voted for a substitute nominated by the Board. However, we do not expect this to occur.
Your Board recommends that you vote FOR each of the nominees to the Board.
Board Nominees
The following information is as of the date of this Proxy Statement. Included is information provided by each director, such as his or her age, all positions currently held, principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the specific information presented below regarding the experience, qualifications, attributes and skills that led our Board to the conclusion that the nominee should serve as a director, we also believe that each of our director nominees has a reputation for integrity, honesty and adherence to high ethical standards. Darden’s core purpose is to nourish and delight everyone we serve, as supported by our core values of integrity and fairness, respect and caring, diversity, always learning—always teaching, being “of service”, teamwork and excellence. As noted in our Corporate Governance Guidelines, our directors should reflect these core values, possess the highest personal and professional ethics, and be committed to representing the long-term interests of our shareholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment.

MICHAEL W. BARNES
Director since 2012.

Michael W. Barnes, age 52, has been Chief Executive Officer of Signet Jewelers Limited (Signet), a specialty retail jeweler, since January 2011, before which he was Chief Executive Officer Designate beginning in December 2010. Prior to joining Signet, Mr. Barnes served as President and Chief Operating Officer of Fossil, Inc. (Fossil), a designer and marketer of watches and other accessories, from 2007 to 2010; as President, International and Special Markets from 2000 to 2007; as Executive Vice President from 1995 to 2000; and in various other executive capacities from 1985 until 1995. He was a director of Fossil from 1993 to 2010, and is currently a director of Signet.

The Nominating and Governance Committee concluded that Mr. Barnes is qualified and should serve, in part, because of his senior level executive experience in global multi-brand retail operations. His skills include extensive experience in consumer marketing and supply chain operations.

LEONARD L. BERRY
Director since 2001.

Leonard L. Berry, age 70, is Regents Professor, Presidential Professor for Teaching Excellence, Distinguished Professor of Marketing and M.B. Zale Chair in Retailing and Marketing Leadership, Mays Business School, Texas A&M University. He joined the faculty of Texas A&M University in 1982. Dr. Berry is the Founder of the Center for Retailing Studies at Texas A&M University. During 2001-2002, he was a visiting scientist at the Mayo Clinic where he studied health care service. He is currently a director of Genesco Inc. and Lowe's Companies, Inc.

The Nominating and Governance Committee concluded that Dr. Berry is qualified and should serve, in part, because of his significant achievements as a business scholar. His work has focused on, among other business topics, the study of successful practices and strategies in service and retail organizations, particularly customer service and hospitality and building and maintaining strong brands. His skills include knowledge of retail operations, consumer marketing/brand building, human resources, health care and corporate governance.

CHRISTOPHER J. (CJ) FRALEIGH
Director since 2008.

Christopher J. (CJ) Fraleigh, age 49, has been Chairman and Chief Executive Officer of Shearer's Foods, Inc., a global manufacturer of potato chips and other snack foods, since October 2012. He served as Chief Executive Officer of Sara Lee North America and Executive Vice President of Sara Lee Corporation, a global consumer products company, from November 2007 to September 2011. He served as the Chief Operating Officer of Sara Lee North America from November 2007 to 2008, and as the Chief Executive Officer of Sara Lee Food & Beverage and Senior Vice President of Sara Lee Corporation from January 2005 to November 2007.

The Nominating and Governance Committee concluded that Mr. Fraleigh is qualified and should serve, in part, because of his senior level executive experience in large, complex, retailing and global brand management companies. His skills include knowledge of consumer marketing/brand building, franchising, and supply chain management and distribution.

VICTORIA D. HARKER
Director since 2009.

Victoria D. Harker, age 48, has served as Chief Financial Officer of Gannett Co., Inc., an international media and marketing solutions company, since July 2012. She served as the Executive Vice President and Chief Financial Officer of AES Corporation, a global power company with generation and distribution businesses, from January 2006 to May 2012 and as its President, Global Business Services from September 2011 to July 2012. She held the position of Acting Chief Financial Officer, Senior Vice President and Treasurer of MCI, Inc., a telecommunications company, from November 2002 to January 2006. Prior to that, Ms. Harker served as Chief Financial Officer of MCI Group, a unit of WorldCom Inc., from 1998 to 2002. Ms. Harker is currently a director of Xylem Inc. and Huntington Ingalls Industries, Inc.

The Nominating and Governance Committee concluded that Ms. Harker is qualified and should serve, in part, because of her senior level executive experience in large, complex, global organizations. Her skills include knowledge of accounting and financial controls, corporate finance and strategy, technology, and mergers and acquisitions.

DAVID H. HUGHES
Director since 2001.

David H. Hughes, age 69, is currently a director of SunTrust Banks, Inc. Previously, he served as Chairman of Hughes Supply, Inc., a publicly traded, Fortune 500 diversified wholesale distributor of construction and industrial materials, equipment and supplies, from 1986 until April 2006, when the company was acquired by The Home Depot, Inc. He also served as the Chief Executive Officer of Hughes Supply, Inc. from 1974 to 2003. He previously was a director of Brown & Brown, Inc.

The Nominating and Governance Committee concluded that Mr. Hughes is qualified and should serve, in part, because of his general business management experience, including as a CEO and board member of public companies. His skills include knowledge of financial controls and accounting, corporate governance, supply chain and distribution, and mergers and acquisitions.

CHARLES A. LEDSINGER, JR.
Director since 2005.

Charles A. Ledsinger, Jr., age 63, has been Chairman and Managing Director of SunBridge Capital Management, LLC, an investment management firm, since June 2009. He has also served as Chairman of the boards of directors of two-privately held companies, Realty Investment Company, Inc., an operating and investment company, and Sunburst Hospitality Corporation, a hotel and real estate operator, since May 2009. He was Vice Chairman from September 2006 to May 2009, Chief Executive Officer from August 1998 to July 2009 and President from August 1998 to September 2006 of Choice Hotels International, Inc. (Choice), a lodging franchisor. Mr. Ledsinger is currently a director of FelCor Lodging Trust Incorporated, and previously served as a director of Choice.

The Nominating and Governance Committee concluded that Mr. Ledsinger is qualified and should serve, in part, because of his experience as a CEO and senior executive of public companies in the hospitality industry, including those that operated multiple hotel brands. His skills include knowledge of consumer marketing/brand building, hospitality operations, franchising, international operations, financial controls and accounting, corporate finance, supply chain and distribution and mergers and acquisitions.

WILLIAM M. LEWIS, JR.
Director since 2005.

William M. Lewis, Jr., age 57, has served as a Managing Director and Co-Chairman of Investment Banking for Lazard Ltd, an investment banking firm since April 2004. He held various positions with Morgan Stanley, an investment banking firm, from 1978 to 1980 and from 1982 to April 2004, including Managing Director and Co-Head of the Global Banking Department from 1999 to 2004. Mr. Lewis is currently a trustee of Ariel Investment Trust, and previously was a director of the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Nominating and Governance Committee concluded that Mr. Lewis is qualified and should serve, in part, because of his general business management expertise, including considerable experience in corporate finance. His skills include knowledge of corporate finance structure and strategies, the operation of the capital markets, and mergers and acquisitions.

SENATOR CONNIE MACK III
Director since 2001.

Senator Connie Mack, III, age 72, was named Chairman Emeritus of Liberty Partners Group, a public policy consulting firm, in January 2013. He has been a partner and senior policy advisor there since January 2010. From January 2007 to May 2010, he was a partner and senior policy advisor at Liberty Partners of Florida, LLC, a public policy consulting firm which focused on advocacy strategies at the state and federal levels of government. Senator Mack served as a senior policy advisor of the government relations practice group at King & Spalding LLP, a law firm, from February 2005 to December 2009 and at the law firm Shaw Pittman, LLP from February 2001 to February 2005. He served as a United States Senator (R-Florida) from 1989 to 2001 and as a United States Congressman (R-Florida) from 1983-1989. Senator Mack is currently a director of Mutual of America Life Insurance Co., and previously was a director of Genzyme Corporation, Moody's Corporation, EXACT Sciences Corporation and Spirit Aerosystems Holdings, Inc.

The Nominating and Governance Committee concluded that Senator Mack is qualified and should serve, in part, because of his experience as a government senior leader, a business executive, and public policy advisor. His skills include knowledge of public policy and government relations.

ANDREW H. (DREW) MADSEN
Director since 2004.

Andrew H. (Drew) Madsen, age 57, has served as our President and Chief Operating Officer since November 2004. Previously, Mr. Madsen served as our Senior Vice President and President of Olive Garden® from March 2002 to November 2004. In addition, from December 1998 to March 2002, he was our Executive Vice President of Marketing for Olive Garden. He was President of International Master Publishers, Inc., a developer and marketer of consumer information products, from 1997 to December 1998. From 1993 until 1997, he held various positions at James River Corporation (now part of Koch Industries), including Vice President and General Manager for the Dixie consumer products unit. He began his career in 1980 as a Marketing Assistant at General Mills, Inc. While at General Mills, he worked on a variety of popular consumer food products including Wheaties Cereal and Yoplait Yogurt. His last position at General Mills was Vice President of Marketing. Mr. Madsen was a director of The Talbots, Inc. from 2010 to 2012.

The Nominating and Governance Committee concluded that Mr. Madsen is qualified and should serve, in part, because of his service as the President and Chief Operating Officer of the Company and in other leadership roles with the Company.

CLARENCE OTIS, JR.
Director since 2004.

Clarence Otis, Jr., age 57, has served as our Chairman of the Board since November 2005 and our Chief Executive Officer since November 2004. He was Executive Vice President of the Company from March 2002 until November 2004 and President of Smokey Bones Barbeque & Grill, a restaurant brand formerly owned and operated by us, from December 2002 until November 2004. Mr. Otis was our Senior Vice President from December 1999 until March 2002 and Chief Financial Officer from December 1999 until December 2002. Mr. Otis joined us in 1995 as Vice President and Treasurer, and served as Senior Vice President, Investor Relations from July 1997 to August 1998, and as Senior Vice President, Finance and Treasurer from August 1998 until December 1999. He was Managing Director and Manager of Public Finance for Chemical Securities, Inc. (now J.P. Morgan Securities, Inc.), an investment banking firm, from 1991 to 1995. Mr. Otis is currently a director of Verizon Communications, Inc., V.F. Corporation, and the Federal Reserve Bank of Atlanta.

The Nominating and Governance Committee concluded that Mr. Otis is qualified and should serve, in part, because of his service as the Company's Chief Executive Officer and in other leadership roles with the Company.

MICHAEL D. ROSE
Director since 1995.

Michael D. Rose, age 71, has been a private investor and Chairman of the Board of Midaro Investments, Inc., a privately held investment firm, since 1998. He served as Chairman of the Board of First Horizon National Corporation, a banking and financial services company, and its subsidiary, First Tennessee Bank National Association, from 2007 until his retirement in January 2012. He served as Chairman of the Board of Gaylord Entertainment Company (Gaylord), a diversified entertainment company, from 2001 to 2005, and as Chairman of the Executive Committee of Gaylord from May 2005 until May 2009. Mr. Rose is currently a director of Ryman Hospitality Properties, Inc., the successor to Gaylord, and General Mills, Inc.

The Nominating and Governance Committee concluded that Mr. Rose is qualified and should serve, in part, because of his extensive leadership experience, both as an executive and board member, in publicly traded companies, including having served as Chairman of the Board of five public companies. His skills include knowledge of hospitality operations, consumer marketing/brand building, franchising, international operations, financial accounting and strategy, corporate governance, real estate development and mergers and acquisitions.

MARIA A. SASTRE
Director since 1998.

Maria A. Sastre, age 58, has been President and Chief Operating Officer of Signature Flight Support Corporation (Signature), a fixed based operation and distribution network for business aviation services, since January 2013. She served as Chief Operating Officer of Signature from May 2010 until January 2013. She held the position of President and Chief Executive Officer of Take Stock in Children, a non-profit organization providing scholarships and mentors to Florida's low-income, at-risk children, from January 2009 to May 2010. She served as Vice President of Sales and Marketing, Latin America and Caribbean, for Royal Caribbean International, Celebrity Cruises and Azamara Cruises, all of which were units of Royal Caribbean Cruises, Ltd., a global cruise line company, from January 2007 to September 2008. She held additional Vice President positions with Royal Caribbean International and Celebrity Cruises from 2000 until 2007. Ms. Sastre is currently a director of Publix Super Markets, Inc., and previously was a director of Laidlaw International, Inc.

The Nominating and Governance Committee concluded that Ms. Sastre is qualified and should serve, in part, because of her executive-level experience in operations and staff roles in consumer-facing companies. Her skills include knowledge of retail and hospitality operations, international operations, corporate finance, supply chain and distribution, and mergers and acquisitions.

WILLIAM S. SIMON
Director since 2012.

William S. Simon, age 53, has served as Executive Vice President of Wal-Mart Stores, Inc., a global retailer, and as President and Chief Executive Officer, Walmart U.S., since July 2010. He served as Executive Vice President and Chief Operating Officer, Walmart U.S. from March 2007 until July 2010 and Executive Vice President, Professional Services from March 2006 to March 2007. Mr. Simon was Senior Vice President of Global Business Development for Brinker International, Inc., a restaurant company, from 2005 to 2006. He served as Secretary of the Florida Department of Management Services from 2003 to 2005.

The Nominating and Governance Committee concluded that Mr. Simon is qualified and should serve, in part, because of his senior level executive experience in large, complex, retailing and global brand management companies. His skills include extensive experience in retail operations, food service and restaurants, as well as consumer packaged goods.

PROPOSAL 2 - APPROVAL OF DARDEN RESTAURANTS, INC.
2002 STOCK INCENTIVE PLAN, AS AMENDED

We are seeking approval of our Darden Restaurants, Inc. 2002 Stock Incentive Plan (“2002 Plan”) as amended to increase the number of shares available for issuance under the plan from 18,300,000 to 25,100,000 and to make certain other changes.

Your Board recommends that you vote FOR approval of the Darden Restaurants, Inc. 2002 Stock Incentive Plan, as amended.

Background

The 2002 Plan was adopted by the Board on July 26, 2002 and approved by our shareholders on September 19, 2002. Amendments to the 2002 Plan were approved by the Board on June 16, 2006, June 20, 2008 and June 22, 2010, and by our shareholders on September 15, 2006, September 12, 2008 and September 14, 2010. The 2002 Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards and other stock and stock-based awards to employees, officers, consultants, advisors and non-employee directors providing services to the Company or any of our affiliates that the Compensation Committee of our Board determines is an eligible person.

The 2002 Plan and the RARE Hospitality International, Inc. (“RARE”) Amended and Restated 2002 Long-Term Incentive Plan (“RARE Plan”), which is described below under “Equity Compensation Plan Information - RARE Plan,” are our only plans that allow us to issue shares of our common stock in connection with future awards of equity-based compensation. Up to an aggregate of 18,300,000 and 3,899,227 common shares can presently be issued pursuant to awards under the 2002 Plan and the RARE Plan, respectively, subject to adjustment pursuant to a stock split or other recapitalization in order to prevent dilution or enlargement of the benefits intended under the 2002 Plan and the RARE Plan. As of May 26, 2013, approximately 2,498,830 and 81,850 common shares remained available for awards under the 2002 Plan and the RARE Plan, respectively.

On June 19, 2013, the Board adopted amendments to the 2002 Plan, subject to approval of our shareholders, to:

•	Increase the maximum number of shares that are authorized for issuance under the 2002 Plan from 18,300,000 to 25,100,000;

•
Clarify to state explicitly that certain shares, including those tendered by a holder of an award or withheld by the Company in payment of the exercise price of an option, and shares tendered by the holder of an award or withheld by the Company to satisfy any tax withholding obligation with respect to an option or stock appreciation right, shall not be added to the shares authorized for grant and will not be available for future grants of awards under the Plan;

•
Clarify that dividend equivalents with respect to restricted stock units or other stock-based awards with performance-based vesting that are based on cash dividends paid by the Company prior to the vesting of such award shall only be paid out to the holder of such award to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests; and

•
State explicitly that upon vesting of any Darden Stock Units (United States) or Performance Stock Units (United States) (as defined in the amended 2002 Plan) granted on or after July 1, 2008, the Company shall make a cash payment as provided in the applicable award agreement, and such units may not be convertible into or require the issuance of Company common shares upon vesting.

A copy of the amended 2002 Plan is attached as Appendix A to this Proxy Statement, and is marked to show the amended language. We are asking you to approve the amended 2002 Plan at the Annual Meeting. The amended 2002 Plan will become effective upon approval by the shareholders. Approval of the amended 2002 Plan will have no effect on our other stock plans, which are described below under “Equity Compensation Plan Information.” Those plans will remain in effect whether or not the amended 2002 Plan is approved. The following summary of the amended 2002 Plan is qualified in its entirety by reference to the full text of the amended 2002 Plan.

Description of the 2002 Plan as Amended

Purpose

The Board believes that our success depends in large measure on our ability to attract and retain highly qualified officers, employees and non-employee directors who are motivated to put forth maximum effort on our behalf and on behalf of our shareholders. Compensation based on our common stock encourages these persons to align their interest with that of shareholders. The Board believes that the continuation of stock-based compensation programs is essential in attracting, retaining and motivating these individuals to enhance the growth of Darden and our subsidiaries, and the amended 2002 Plan allows for the continued use of stock-based compensation.

Eligibility and Term

Any employee, officer, consultant, advisor or non-employee director providing services to us or any of our affiliates who the Compensation Committee determines to be an eligible person is eligible to receive awards under the amended 2002 Plan. As currently administered, as of May 26, 2013, approximately 3,201 persons (approximately 100 officers, 3,085 other employees, 5 consultants and 11 non-employee directors) were eligible to be granted awards and participate in the amended 2002 Plan. If the amended 2002 Plan is approved by shareholders at the Annual Meeting, no new awards may be granted under the amended 2002 Plan more than ten years following the date of such approval.

Administration

The amended 2002 Plan is administered by the Compensation Committee, which is composed solely of non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (“Exchange Act”) and outside directors within the meaning of Section 162(m) of the Code. The amended 2002 Plan has been designed to meet the requirements of Section 162(m) of the Code regarding the deductibility of executive compensation, and is administered in accordance with the requirements under the Code for the award of “qualified performance-based compensation.” In addition, although all stock options granted under the amended 2002 Plan have been non-qualified stock options, it is intended that the 2002 Plan continue to qualify as an incentive stock option plan meeting the requirements of Section 422 of the Code.

The Compensation Committee may (subject to express limitations in the amended 2002 Plan):

•	Designate persons eligible for awards under the amended 2002 Plan;

•	Determine the type of award and number of shares covered by each award;

•	Determine the terms and conditions of any award or award agreement, including whether a participant shall be required to deposit shares of our common stock as a condition to receiving an award;

•	Accelerate the exercisability of (or lapse of restrictions relating to) any award;

•	Determine the types of consideration that may be used to exercise an award;

•	Interpret and administer the amended 2002 Plan and any award agreement; and

•	Establish rules for the administration of the amended 2002 Plan.

The Compensation Committee may also determine whether an award may be canceled, forfeited or suspended, and may amend or waive the terms and conditions of an outstanding award, but may not, without shareholder approval, reduce the exercise price of any outstanding option or SAR or cancel, exchange, substitute, buyout or surrender any outstanding option or SAR in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs, except to prevent dilution or enlargement of the benefits intended under the amended 2002 Plan in the case of a stock split or other recapitalization. The Compensation Committee may delegate its power under the amended 2002 Plan to one or more directors, including a director who is also a senior executive officer of the Company, except that the Compensation Committee may not delegate its powers to grant awards to our executive officers or directors who are subject to Section 16 of the Exchange Act or in a way that would violate Section 162(m) of the Code. The Board also may exercise the powers of the Compensation Committee at any time, provided its actions would comply with Section 162(m) of the Code.

Shares Available for Issuance

The aggregate number of shares of common stock that may be issued under all awards made under the amended 2002 Plan will be 25,100,000, subject to adjustment pursuant to a stock split or other recapitalization in order to prevent dilution or enlargement of the benefits intended under the amended 2002 Plan.

The amended 2002 Plan contains limitations on the number of shares that may be subject to certain awards. No eligible person may be granted awards under the amended 2002 Plan in any calendar year, the value of which is based solely on an increase in the value of our common stock after the date of grant of the award, for more than 1,000,000 shares, in the aggregate, subject to adjustment pursuant to a stock split or other recapitalization as provided in the amended 2002 Plan. The maximum number of shares available for granting incentive stock options under the amended 2002 Plan will be 25,100,000, subject to adjustment pursuant to the provisions of Section 422 or 424 of the Code or any successor provision.

The Compensation Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the amended 2002 Plan.

If an award entitles the holder to receive or purchase shares of our common stock, the shares covered by such award or to which the award relates shall be counted against the aggregate number of shares available for awards under the amended 2002 Plan as follows:

•	With respect to stock options and SARs, the number of shares available for awards shall be reduced by one share for each share covered by such award or to which the award relates;

•
For SARs settled in shares upon exercise, the aggregate number of shares with respect to which the SAR is exercised, rather than the number of shares actually issued upon exercise, shall be counted against the number of shares available for awards under the amended 2002 Plan;

•
With respect to awards granted after September 15, 2006, other than stock options and SARs, the number of shares available for awards shall be reduced by two shares for each share covered by such award or to which such award relates; and

•
Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash shall not be counted against the aggregate number of shares available for awards under the amended 2002 Plan.

If any shares covered by an award or to which an award relates are not purchased or are forfeited or are reacquired by us (including shares of restricted stock, whether or not dividends have been paid on such shares), or if an award otherwise terminates or is canceled without delivery of any shares, then the number of shares counted pursuant to the amended 2002 Plan against the aggregate number of shares available under the amended 2002 Plan with respect to such award, to the extent of any such forfeiture, reacquisition, termination or cancellation, shall again be available for granting awards under the amended 2002 Plan. The amended 2002 Plan does not provide, however, for “net share counting,” so that shares that are used to pay the purchase price or exercise price of an award or used in connection with the satisfaction of tax obligations relating to an award will not be added to the number of shares available for granting awards under the amended 2002 Plan.

If, in connection with an acquisition of another company or all or part of the assets of another company by us, or in connection with a merger or other combination of another company with us, we either (i) assume stock options or other stock incentive obligations of such other company, or (ii) grant stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then the stock options or other stock incentive obligations so assumed or granted in substitution by us may, at the discretion of the Compensation Committee, be granted under the amended 2002 Plan in lieu of under the applicable pre-existing plan of such other company but none of the shares that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by us shall be charged against the aggregate number of shares issuable under the amended 2002 Plan.

Additionally, in the event that a company acquired by (or combined with) us has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, as provided under the amended 2002 Plan) may, at the discretion of the Compensation Committee, be used for awards under the amended 2002 Plan in lieu of awards under the applicable pre-existing plan of the other company and shall not reduce the shares authorized for grant under the amended 2002 Plan; provided that awards using such available shares under the other company's pre-existing plan shall not be made after the date awards or grants could have been made under the terms of the other company's pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not our employees or directors prior to such acquisition or combination.

Types of Awards

Under the amended 2002 Plan, the Compensation Committee may award stock options (including both incentive and non-qualified stock options), SARs, restricted stock, restricted stock units, dividend equivalents, stock awards and other stock-based awards, and any combination of these awards. The exercise price per share under any stock option, the grant price of any SAR, and the purchase price of any security that may be purchased under any other stock-based awards generally will not be less than 100 percent of the fair market value of our common stock on the date of grant.

Awards may be granted to participants for no cash consideration or for any cash or other consideration required by the Compensation Committee or applicable law, except that stock options or SARs that are not in-the-money may not be used as consideration for the grant of any award or canceled and replaced with a grant of the same type or a different type of award under the amended 2002 Plan. Awards may provide that upon the grant or exercise thereof the holder will receive shares of common stock, cash or any combination thereof, as the Compensation Committee determines. All awards shall be evidenced by written notices or agreements containing the terms and conditions of the awards.

Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or, at the discretion of the Compensation Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. The amended 2002 Plan provides that unless otherwise determined by the Compensation Committee, the fair market value of shares on a given date will be the closing sale price of our common stock reported on the NYSE on that date (or, if not open for trading on that date, on the most recent preceding date when it was open for trading).

SARs. The holder of a SAR will be entitled to receive the excess of the fair market value of one share of our common stock on the date the SAR is exercised (or, if the Compensation Committee so provides, as of any time during a specified period before or after the exercise date) over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Compensation Committee. The minimum vesting period for these awards is three years from the date of grant, unless the award is conditioned on individual performance or the performance of Darden or our affiliates, in which case the award may vest over a period of at least one year from the date of grant. The Compensation Committee also may permit accelerated vesting in the case of a participant's death, disability or retirement or a change in control of the Company. If the participant's employment or service as a director terminates during the restriction period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Compensation Committee determines that it would be in our best interest to waive the remaining restrictions.

Dividend Equivalents. The holder of a dividend equivalent with respect to an award will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our shareholders, with respect to a number of shares determined by the Compensation Committee, subject to the terms of the amended 2002 Plan and the applicable award agreement. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee, but the Compensation Committee may not grant dividend equivalents in connection with grants of stock options or SARs. Dividend equivalents with respect to restricted stock units or other stock-based awards with performance-based vesting that are based on cash dividends paid by the Company prior to the vesting of such award shall only be paid out to the holder of such award to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests.

Stock Awards for Non-Employee Directors. The Compensation Committee may grant unrestricted shares to non-employee directors for purposes consistent with the amended 2002 Plan, subject to terms and conditions determined by the Compensation Committee.

Other Stock-Based Awards. The Compensation Committee also is authorized to grant other types of awards that are denominated or payable in or otherwise related to our common stock, subject to terms and conditions determined by the Compensation Committee. Upon vesting of any Darden Stock Units (United States) or Performance Stock Units (United States) (as defined in the amended 2002 Plan) granted on or after July 1, 2008, the Company shall make a cash payment as provided in the applicable award agreement, and such units may not be convertible into or require the issuance of Company common shares upon vesting.

Transferability

Awards may only be transferred by will or by the laws of descent and distribution, except that a participant who is subject to Section 16 of the Exchange Act and has reached age 55 with ten years of service may make a gift of a non-qualified stock option to a “family member” as defined by the amended 2002 Plan. No award and no right under any award shall be transferable for consideration. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted, except that non-qualified stock options transferred by a Section 16 reporting person to a “family member” may be exercised during the participant's lifetime by the participant or the family member transferee.

Amendments

The Board may amend or terminate the amended 2002 Plan at any time, except that prior shareholder approval will be required for any amendment to the amended 2002 Plan that:

•	Requires shareholder approval under the rules or regulations of the SEC, the NYSE, any other securities exchange or the Financial Industry Regulatory Authority that are applicable to us;

•	Increases the number of shares authorized under the amended 2002 Plan (except in the case of a stock split or other recapitalization);

•	Increases the number of shares subject to the award limitations described above under “Shares Available for Issuance” (except in the case of a stock split or other recapitalization);

•
Reduces the exercise price of outstanding options or SARs or cancels, exchanges, substitutes, buys out or surrenders outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs (except in the case of a stock split or other recapitalization); or

•	Permits the award of stock options or SARs with an exercise price less than 100 percent of the fair market value of a share of common stock on the date of grant.

Subject to the provisions of the amended 2002 Plan or an award agreement, the Compensation Committee may not amend any outstanding award agreement without the participant's consent, if the action would adversely affect the participant's rights.

Federal Income Tax Consequences

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and we will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax may arise), and we will not be entitled to an income tax deduction but may incur a payroll tax liability. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by us.

Disposition of Shares Received upon Exercise of Options and SARs. The tax consequence to a holder of an option or SAR upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and upon whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs. As to other awards granted under the amended 2002 Plan that are payable either in cash or shares of common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of common stock received (determined as of the date of receipt) over (b) the amount (if any) paid for the shares of common stock by the holder of the award. We will be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made under the Code, the holder of the award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of common stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares by the holder. We will be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the amended 2002 Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the amended 2002 Plan.

Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act if they purchase our common shares in a transaction that is not exempt under Section 16 within six months of an option exercise. In that case, unless a special election is made pursuant to the Code, shares received through exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our income tax deduction, are determined as of the end of that period.

Delivery of Shares for Tax Obligation. Under the amended 2002 Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to deliver shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the award) to us to satisfy federal and state tax obligations.

Section 409A of the Code. The Compensation Committee will administer and interpret the amended 2002 Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder to a holder of an award. If any provision of the amended 2002 Plan or any award agreement would result in such adverse consequences, the Compensation Committee may amend that provision or take other necessary action to avoid any adverse tax results and no such action shall be deemed to impair or otherwise adversely affect the rights of any holder of an award under the amended 2002 Plan.

Future Awards

No awards made under the amended 2002 Plan prior to the date of the 2013 Annual Meeting of Shareholders have been made subject to shareholder approval of the amended 2002 Plan. The number and types of awards that will be granted under the amended 2002 Plan in the future are not determinable, as the Compensation Committee will make these determinations in its sole discretion. The market price per share of our common stock as of the end of our fiscal year on May 26, 2013, based on the closing price of our common shares on the NYSE on the last trading day of our fiscal year on May 24, 2013, was $52.83.

Prior Awards Under the 2002 Plan

The following table sets forth the total cumulative number of common shares covered by options and other awards granted to the executive officers named in the Summary Compensation Table below, director nominees and the specified groups set forth below under the 2002 Plan since inception through May 26, 2013.

Name and Position	Stock Options Granted	Restricted Stock Granted	Stock Granted	Performance Stock Units Granted(1)	Darden Stock Units Granted(2)
Clarence Otis, Jr., Chairman and Chief Executive officer and director nominee	1,695,880	102,500	—	297,106	—
Andrew H. Madsen, President and Chief Operating Officer and director nominee	997,604	85,000	—	166,503	—
C. Bradford Richmond, Senior Vice President and Chief Financial Officer	379,405	11,999	—	74,197	—
David T. Pickens, Chief Restaurant Operations Officer	497,720	39,875	—	83,465	—
Eugene I. Lee, Jr., President, Specialty Restaurant Group	106,816	15,493	—	56,784	—
All Current executive officers as a group (12 persons)	4,903,269	317,140	—	922,998	—
All Current non-executive directors as a group (11 persons)	211,912	—	174,428	—	—
Michael W. Barnes, director nominee	—	—	2,323	—	—
Leonard L. Berry, director nominee	12,000	—	16,611	—	—
Christopher J. Fraleigh, director nominee	—	—	22,926	—	—
Victoria D. Harker, director nominee	—	—	9,211	—	—
David H. Hughes, director nominee	14,254	—	25,294	—	—
Charles A. Ledsinger, Jr., director nominee	48,534	—	16,358	—	—
William M. Lewis, Jr., director nominee	43,025	—	17,270	—	—
Senator Connie Mack, III, director nominee	12,000	—	16,611	—	—
Michael D. Rose, director nominee	63,825	—	20,837	—	—
Maria A. Sastre, director nominee	18,274	—	24,664	—	—
William S. Simon, director nominee	—	—	2,323	—	—
Each associate of the above-mentioned directors, executive officers or nominees	—	—	—	—	—
Each other person who received or is to receive five percent of such awards	—	—	—	—	—
All current employees (other than the executive officers) as a group (3,183 persons)	6,182,983	1,253,567	—	3,054,971	3,839,852
Grand Total	11,298,164	1,570,707	174,428	3,977,969	3,839,852

(1)
PSUs granted in fiscal 2008 and thereafter vest in cash and do not decrease the shares available for future grant under the 2002 Plan. PSUs granted in fiscal year 2007 and prior fiscal years vested in shares of common stock and the issuance thereof decreased the number of shares available for future grant under the 2002 Plan.

(2)	Darden Stock Units vest in cash and do not decrease the shares available for future grant under the 2002 Plan.

Equity Compensation Plan Information
The following table gives information about shares of our common stock issuable as of May 26, 2013 under our 2002 Stock Incentive Plan (the “2002 Plan”), the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan (the “RARE Plan”), our Stock Option and Long-Term Incentive Plan of 1995 (the “1995 Plan”), our Restaurant Management and Employee Stock Plan of 2000 (the “2000 Plan”), our Compensation Plan for Non-Employee Directors (the “Director Compensation Plan”) and our Employee Stock Purchase Plan.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders (3)	10,944,345	$39.07	3,967,432	(4)
Equity compensation plans not approved by security holders (5)	1,004,088	$35.91	81,497	(6)
Total	11,948,433	$38.80	4,048,929

(1)	Includes options exercisable for common shares and deferred compensation obligations and unvested restricted stock units that may be paid out in common shares.

(2)	Relates solely to options exercisable for common shares.

(3)
Consists of the 2002 Plan, 1995 Plan and our Employee Stock Purchase Plan. The 2002 Plan has a “fungible share pool” approach to account for authorized shares. With respect to stock options and SARs, the number of shares available for awards is reduced by one share for each share covered by such award or to which the award relates. With respect to awards granted after September 15, 2006, other than stock options and SARs, the number of shares available for awards is reduced by two shares for each share covered by such award or to which such award relates. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash are not counted against the aggregate number of shares available for awards under the 2002 Plan.

(4)
Includes up to 2,498,829 shares of common stock that may be issued under awards under the 2002 Plan, and up to 1,468,603 shares of common stock that may be issued under our Employee Stock Purchase Plan. No new awards may be made under the 1995 Plan.

(5)	Consists of the RARE Plan, the 2000 Plan and the Director Compensation Plan, each of which is further described below.

(6)	Consists of shares available for issuance under the RARE Plan.
RARE Plan. We acquired RARE on October 1, 2007. The RARE Plan has not been approved by our shareholders, but was approved by the shareholders of RARE on May 8, 2007. The RARE Plan is administered by the Compensation Committee and provides for the issuance of common stock in connection with awards of non-qualified stock options, incentive stock options, restricted stock and restricted stock units. Persons eligible to receive awards under the RARE Plan are any employee, officer, director, consultant or advisor of the Company who, as of September 30, 2007, was an employee, officer, director, consultant or advisor to RARE or its subsidiaries or affiliates. The RARE Plan is designed to meet the requirements of Section 162(m) of the Code regarding the deductibility of executive compensation. The exercise price of stock options shall be determined by the Compensation Committee, but shall not be less than the fair market value of a share of common stock as of the grant date. No new awards may be granted under the RARE Plan after May 10, 2014, but the plan shall remain in effect as long as any awards under the plan are outstanding. The RARE Plan allows the Compensation Committee to specify the conditions of the awards, including but not limited to the vesting period, option period, termination provisions and transferability provisions.
The Compensation Committee further amended the RARE Plan on June 19, 2008, to provide a “fungible share pool” approach to manage authorized shares under the RARE Plan. If an award under the RARE Plan entitles the holder to receive or purchase shares of common stock, the shares covered by such award or to which the award relates shall be counted against the aggregate number of shares available for awards under the RARE Plan as follows:

•	With respect to stock options, the number of shares available for awards shall be reduced by one share for each share covered by such award or to which the award relates;

•
With respect to awards that were granted on or after June 19, 2008, other than stock options, the number of shares available for awards shall be reduced by two shares for each share covered by such award or to which such award relates; and

•
Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash shall not be counted against the aggregate number of shares available for awards under the RARE Plan.

If any shares covered by an award under the RARE Plan or to which an award relates are not purchased or are forfeited or are reacquired by the Company (including shares of restricted stock, whether or not dividends have been paid on such shares), or if an award otherwise terminates or is canceled without delivery of any shares, then the number of shares counted pursuant to the RARE Plan against the aggregate number of shares available under the RARE Plan with respect to such award, to the extent of any such forfeiture, reacquisition, termination or cancellation, shall again be available for granting awards under the RARE Plan. The RARE Plan does not provide, however, for “net share counting,” so that shares that are used to pay the exercise price of a stock option or are withheld upon exercise of a stock option to satisfy tax withholding requirements will not be added to the number of shares available for granting awards under the RARE Plan.
2000 Plan. The 2000 Plan provides for the issuance of up to 5,400,000 shares of common stock out of our treasury as non-qualified stock options, restricted stock or restricted stock units. No awards could be made under the 2000 Plan after January 1, 2004, but options and other awards granted prior to that time remain outstanding and will vest in accordance with their terms. Only our employees other than executive officers were eligible to receive awards under the 2000 Plan. The purpose of the 2000 Plan is to provide incentives and awards to employees who may be responsible for the management, growth and sound development of our restaurants, and to align the interests of employees with the interests of our shareholders. The 2000 Plan is administered by the Compensation Committee. The exercise price of a stock option granted under the 2000 Plan could not be less than the fair market value of the underlying stock on the date of grant, and no option could have a term of more than ten years. The options that are currently outstanding under the 2000 Plan generally vest one to four years after the date of grant and expire ten years from the date of grant. The 2000 Plan was approved by the Board.
Director Compensation Plan. The Director Compensation Plan provides for the issuance of up to 105,981 shares of common stock out of our treasury. No awards could be made under the Director Compensation Plan after September 30, 2005, but awards granted prior to that time remain outstanding and will vest in accordance with their terms. The Director Compensation Plan allowed us to award cash, deferred cash or common stock. Our non-employee directors were the only persons eligible to receive awards under the Director Compensation Plan. The purpose of the Director Compensation Plan is to provide incentives and awards to non-employee directors to align their interests with those of our shareholders. The Director Compensation Plan is administered by the Compensation Committee and was approved by the Board.

PROPOSAL 3—ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION
In accordance with SEC rules, the Board asks shareholders for advisory approval of the Company's executive compensation. Pursuant to an advisory vote at our 2011 annual meeting, our shareholders elected to hold such votes on an annual basis, and the Company intends to include an advisory shareholder vote on executive compensation in its proxy materials every year until the next shareholder vote on the frequency of the advisory vote to approve executive compensation. Accordingly, we are asking our shareholders to provide an advisory, nonbinding vote to approve the compensation awarded to our Named Executive Officers, as we have described it in the "Compensation Discussion and Analysis" and “Executive Compensation” sections of this Proxy Statement, beginning on pages 39 and 59, respectively.
As described in detail in the "Compensation Discussion and Analysis" section beginning on page 39, the Compensation Committee oversees the executive compensation program and compensation awarded, adopting changes to the program and awarding compensation as appropriate to reflect Darden’s circumstances and to promote the main objectives of the program. These objectives include: to help us attract, motivate, reward and retain superior leaders who are capable of creating sustained value for our shareholders, and to promote a performance-based culture that is intended to align the interests of our executives with those of our shareholders.
We are asking our shareholders to indicate their support for our Named Executive Officer compensation. We believe that the information we have provided in this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation.
You may vote for or against the following resolution, or you may abstain. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and procedures described in this Proxy Statement.
Resolved, that the compensation awarded to Darden's Named Executive Officers for fiscal 2013, as disclosed in this Proxy Statement pursuant to SEC rules, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED.

While this vote is advisory and not binding on our Company, the Board and the Compensation Committee expect to consider the outcome of the vote, along with other relevant factors, when considering future executive compensation decisions.

Your Board recommends that you vote FOR approval of the foregoing resolution.

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 25, 2014. KPMG LLP has served as our independent registered public accounting firm since 1995. Shareholder approval of this appointment is not required, but the Board is submitting the selection of KPMG LLP for ratification in order to obtain the views of our shareholders. If the appointment is not ratified, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee, which is solely responsible for appointing and terminating our independent registered public accounting firm, may in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and our shareholders. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement and to respond to appropriate questions by shareholders.
Your Board recommends that you vote FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 25, 2014.

PROPOSAL 5 - SHAREHOLDER PROPOSAL REGARDING
MAJORITY VOTE TO ELECT DIRECTORS

The United Brotherhood of Carpenters Pension Fund, 101 Constitution Avenue, NW, Washington, DC 20001, beneficial owner of 1,642 of our common shares, has notified us that it intends to present the following proposal for consideration at the annual meeting. In accordance with federal securities regulations, we have included the text of the proposal and supporting statement exactly as submitted by the proponent. We are not responsible for the content of the proposal or the supporting statement or any inaccuracies they may contain.

Shareholder Proposal and Supporting Statement

Director Election Majority Vote Standard Proposal

Resolved: That the shareholders of Darden Restaurants, Inc. (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company's corporate governance documents (articles of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement: Darden Restaurant's Board of Directors should establish a majority vote standard in director elections in order to provide shareholders a meaningful role in these important elections. The proposed majority vote standard requires that a director nominee receive a majority of the votes cast in an election in order to be formally elected. The Company's current plurality standard is not well-suited for the typical director election that involves only a management slate of nominees running unopposed. Under these election circumstances, a board nominee is elected with as little as a single affirmative vote, even if a substantial majority of the “withhold” votes are cast against the nominee. So-called “withhold” votes simply have no legal consequence in uncontested director elections. We believe that a majority vote standard in board elections establishes a challenging vote standard for board nominees, enhances board accountability, and improves the performance of boards and individual directors.

Over the past seven years, nearly 86% of the companies in the S&P 500 Index have adopted a majority vote standard in company bylaws, articles of incorporation, or charters. Further, these companies have also adopted a director resignation policy that establishes a board-centered post-election process to determine the status of any director nominee that is not elected. This dramatic move to a majority vote standard is in direct response to strong shareholder demand for a meaningful role in director elections.

Darden Restaurants has not established a majority vote standard, retaining its plurality vote standard, despite the fact that most of its self-identified peer companies including Yum! Brands, McDonald's Corporation, Marriott International and Starbucks Corporation have adopted majority voting. A majority vote standard combined with the Company's current post-election director resignation policy would establish a meaningful right for shareholders to elect directors at Darden Restaurants, while reserving for the Board an important post-election role. It is time for the Darden Restaurants Board to join the mainstream of major U.S. companies and establish a majority vote standard for uncontested director elections.

Board of Directors' Response

The Board recommends a vote AGAINST this proposal because:

•	The majority vote standard advocated by the proponent already is substantially implemented, since our Bylaws require a director who fails to receive a majority vote to tender his or her resignation;

•	The proposal is unnecessary, because we have strong director election governance practices and our directors historically have received very high levels of support; and

•	The proposal is a relatively new practice that could lead to unintended or adverse consequences.

In June 2007, we amended our Bylaws to adopt a resignation policy which provides that, in an uncontested election, if a director nominee receives a greater number of “Withhold” votes than “For,” he or she must tender his or her resignation to the Board for consideration (see page 2). The Nominating and Governance Committee will make a recommendation to the Board whether to accept or reject the tendered resignation, and the Board must publicly disclose its decision and the rationale behind the decision within 90 days from the date of certification of the election results. In the absence of a compelling reason otherwise, it is expected that the resignation will be accepted. The majority vote standard advocated by the proponent therefore already is substantially implemented.

We maintain a strong director nomination and election process, described in more detail on pages 2, 30 and 75, that has produced highly qualified independent directors from diverse backgrounds who serve the best interests of the Company and our shareholders. A vast majority of our directors - 11 of 13 - are independent directors, and the Board's Audit, Compensation and Nominating and Governance Committees are composed solely of independent directors. During the last five years, no director nominee has received less than 90 percent of the shares voted. As a result, the outcome of director elections in these years would not have been any different under a majority voting standard.

Finally, the majority vote standard advocated by the proponent is a relatively new practice that could lead to unintended or adverse consequences. For example, this standard could result in an entire slate of nominees being rejected, or an insufficient number of independent directors being elected to satisfy the NYSE listing standards. In such events, we could be incapable of taking important corporate action until the situation was resolved. Instead, the Board believes that our existing resignation policy promotes a good balance between providing shareholders a meaningful and significant role in the process of electing directors and allowing the Board the flexibility to exercise its independent judgment on a case-by-case basis.

Accordingly, your Board recommends that you vote AGAINST this proposal.

PROPOSAL 6 - SHAREHOLDER PROPOSAL REGARDING
PROXY ACCESS

The Nathan Cummings Foundation, 1475 Tenth Avenue, 14th Floor, New York, NY 10018, beneficial owner of 240 of our common shares as of April 4, 2013, has notified us that it intends to present the following proposal for consideration at the annual meeting. In accordance with federal securities regulations, we have included the text of the resolution and supporting statement exactly as submitted by the proponent. We are not responsible for the content of the proposal or the supporting statement or any inaccuracies they may contain.

Shareholder Proposal and Supporting Statement

RESOLVED: Shareholders of Darden Restaurants, Inc. ask the board of directors (the “Board”) to adopt, and present for shareholder approval, a “proxy access” bylaw. Such a bylaw shall require Darden Restaurants, Inc. to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the “Nominator”) that meets the criteria established below. Darden shall allow shareholders to vote on such nominee on Darden's proxy card.

The number of shareholder-nominated candidates appearing in proxy materials shall not exceed one quarter of the number of directors then serving. This bylaw, which shall supplement existing rights under Darden's bylaws, should provide that a Nominator must:

a)	have beneficially owned 3% or more of Darden's outstanding common stock continuously for at least three years before the nomination is submitted;

b)
give Darden written notice within the time period identified in Darden's bylaws of the information required by the bylaws and any rules of the Securities and Exchange Commission about (i) the nominee, including consent to being named in the proxy materials and to serving as a director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

c)
certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator's communications with Darden's shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than Darden's proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business and not to change or influence control at Darden.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the “Statement”). The Board shall adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and any applicable federal regulations, and the priority to be given to multiple nominations exceeding the one-quarter limit.

SUPPORTING STATEMENT

We believe long-term shareholders should have a meaningful voice in electing directors.

We urge shareholders to vote FOR this proposal.

Board of Directors' Response

The Board recommends a vote AGAINST this proposal because:

•
The proxy access standard advocated by the proponent is unnecessary, because we already have a process for shareholders to nominate directors, and a variety of other ways for shareholders to provide input;

•	Our governance practices already have produced the independent representation of shareholders on the Board sought by the proponent; and

•	The proposal could lead to unintended consequences, including the introduction of a potentially expensive and destabilizing dynamic into the Board election process.

The Board's governance practices already include a process for nominating directors. We have a procedure for shareholders to recommend Board nominees to the Nominating and Governance Committee, which the Committee will consider on the same basis as nominees proposed from other sources (see page 30). We also have a Bylaw provision allowing shareholders to directly nominate candidates for the Board of Directors (see page 75).

Our other governance practices also provide shareholders with a variety of ways to provide input. We have an independent Lead Director (see page 3); Shareholder Communication Procedures that provide a process for consultation and direct communication with shareholders (see page 30); processes for shareholders to submit shareholder proposals under our Bylaws and the applicable SEC proxy rules (see page 75); and an annual advisory vote on executive compensation (see page 19).

Moreover, these processes already have produced the independent representation of shareholders on the Board that is sought by the proponent. In addition to having an independent Lead Director, a vast majority of our directors - 11 of 13 - are independent directors, and the Board's Audit, Compensation and Nominating and Governance Committees are composed solely of independent directors.

The proxy access proposal also could have unintended consequences and interfere with our corporate governance in a variety of ways. Proxy access sets up a procedure that facilitates proxy contests that can be expensive and disruptive, and creates an uneven playing field in which the Company bears substantial expense while the shareholder nominee need expend little resources to promote its candidacy. Proxy access also would allow special interest shareholders to use the proxy process to promote a specific agenda rather than the interests of all shareholders, creating the very real risk of politicizing the Board election process at virtually no cost to the proponent. Proxy access also would bypass the Board's current process for identifying, screening and selecting directors who meet the Board's (and regulatory) independence requirements, eligibility requirements and experience profiles. To function optimally, any board should be comprised of directors with the set of complementary skills and experiences needed to provide the appropriate oversight role for their company in light of the company's strategic priorities and the scope and complexity of the company's business. And finally, the election of a shareholder nominee, particularly one representing a narrow interest, risks disrupting the Board and preventing the Board from effectively promoting the long-term interests of shareholders. A director that does not fit into the mix of skills and experience the Board seeks would at best fail to contribute to the work of the Board, and at worst would create tensions that disrupt the effective functioning of the Board, particularly if the director advocates for narrow interests that are not shared by all shareholders.

Accordingly, your Board recommends that you vote AGAINST this proposal.

PROPOSAL 7 - SHAREHOLDER PROPOSAL REGARDING
POLITICAL CONTRIBUTIONS

Proxy Vote Plus, LLC, 1363 Shermer Road, Suite 317, Northbrook, IL 60062, on behalf of the United Association S&P 500 Index Fund, beneficial owner of 1,170 of our common shares, has notified us that it intends to present the following proposal for consideration at the annual meeting. In accordance with federal securities regulations, we have included the text of the proposal and supporting statement exactly as submitted by the proponent. We are not responsible for the content of the proposal or the supporting statement or any inaccuracies they may contain.

Shareholder Proposal and Supporting Statement

Resolved, that the shareholders of Darden Restaurants, Inc. (“Company” or “Darden”) hereby request that the Company provide a report, updated semiannually, disclosing the Company's:

1.
Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any political campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.	Monetary and non-monetary contributions and expenditures (direct or indirect) used in the manner described in section 1 above, including:

a.	The identity of the recipient as well as the amount paid to each; and

b.	The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company's website.

Stockholder Supporting Statement

As long-term shareholders of Darden, we support transparency and accountability in corporate spending on political activities. Disclosure is in the best interest of the company and its shareholders and critical for compliance with federal ethics laws. The Supreme Court's Citizens United decision recognized the importance of political spending disclosure for shareholders when it said, “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.” Gaps in transparency and accountability may expose the company to reputational and business risks that could threaten long-term shareholder value.

Darden says in its code of conduct that no employees may make political contributions without the prior approval of its Senior Vice President, Government and Community Affairs. However, the Company does not offer any other information on how it manages its political spending, how much it gives to whom, or if the board of directors has oversight on political activities.

Meanwhile, publicly available sources show that Darden contributed at least $348,400 in corporate funds since the 2002 election cycle. (CQ: http://moneyline.cq.com and National Institute on Money in State Politics: http://www.followthemoney.org)

Relying on publicly available data does not provide a complete picture of the Company's political spending. For example, the Company's payments to trade associations used for political activities are undisclosed and unknown. In some cases, even management does not know how trade associations use their company's money politically. The proposal asks the Company to disclose all of its political spending, including payments to trade associations and other tax exempt organizations used for political purposes. This would bring our Company in line with a growing number of leading companies, including Yum! Brands, Merck, Microsoft, and Costco that support political disclosure and accountability and present this information on their websites.

The Company's Board and its shareholders need comprehensive disclosure to be able to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.

Board of Directors' Response

The Board recommends a vote AGAINST this proposal because:

•	We have in place a comprehensive system of reporting and accountability for political contributions;

•	We publicly disclose our participation in support of our interests and business objectives; and

•	We are fully committed to complying with all applicable laws concerning political contributions.

We agree with the shareholder proponent that transparency and accountability are important aspects of corporate political activity. We believe our shareholders, employees and guests should have access to information about our efforts to promote our interests and business objectives. For that reason, the Company has adopted a policy on political engagement and disclosure. The policy is posted on our website at investor.darden.com/investors/corporate-governance.

In accordance with our policy:

•
we will disclose annually all direct and in-kind political spending to candidates, political parties, political organizations and independent expenditures in support of or in opposition to particular candidates;

•	we will ensure our political activities are lawful and consistent with our core values and protect and enhance shareholder value;

•	we will not use any political contribution as a way to gain improper business advantage or obtain business; and

•	we will report annually to our Board regarding compliance with this policy.

All of our political contributions are reviewed and approved by our Senior Vice President, Government and Community Affairs, and are also reviewed by an appropriate attorney in the Company's Law Department for compliance with applicable laws. We have committed to disclose annually on our website any state and local level political contribution in excess of $100.

In accordance with federal law, political contributions to candidates and parties at a federal level are made by our political action committee (“PAC”), which is funded entirely by voluntary contributions from our eligible employees. We fully disclose all of our PAC activities in reports regularly filed with the Federal Election Committee (“FEC”), which are publicly available at the FEC's website at www.fec.gov.

We believe that participating in the political process in a transparent manner is an important aspect of enhancing shareholder value and promoting good corporate citizenship. After reviewing the relevant disclosure laws, in addition to our voluntary disclosure, we have concluded that ample disclosure exists regarding our political contributions to address the concerns cited by the shareholder proponent. We do not believe that a special report beyond what we currently voluntarily and mandatorily disclose would provide shareholders with any more meaningful information than is already available or would be an efficient use of Company resources.

Accordingly, your Board recommends that you vote AGAINST this proposal.

PROPOSAL 8 - SHAREHOLDER PROPOSAL REGARDING
LOBBYING DISCLOSURE

The Christopher Reynolds Foundation, 135 East 83rd Street, 15A, New York, NY 10028, beneficial owner of 800 of our common shares, has notified us that it intends to present the following proposal for consideration at the annual meeting, which is co-sponsored by Zevin Asset Management, LLC, 11 Beacon Street, Suite 1125, Boston, MA 02108, on behalf of the Leila Weinstein Trust, beneficial owner of 150 of our common shares. In accordance with federal securities regulations, we have included the text of the proposal and supporting statement exactly as submitted by the proponent. We are not responsible for the content of the proposal or the supporting statement or any inaccuracies they may contain.

Shareholder Proposal and Supporting Statement

Whereas, corporate lobbying exposes our company to risks that could affect the company's stated goals, objectives, and ultimately shareholder value, and

Whereas, we rely on the information provided by our company to evaluate goals and objectives, and we, therefore, have a strong interest in full disclosure of our company's lobbying to assess whether our company's lobbying is consistent with its expressed goals and in the best interest of shareholders and long-term value.

Resolved, the shareholders of Darden Restaurants, Inc. (“Darden”) request the Board authorize the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Darden used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Darden's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of the decision making process and oversight by management and the Board for making payments described in section 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Darden is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees of the Board and posted on the company's website.

Supporting Statement

As shareholders, we encourage transparency and accountability in the use of staff time and corporate funds to influence legislation and regulation both directly and indirectly. Darden is listed as a voting director of the National Restaurant Association (NRA). In 2011 and 2012, the NRA spent more than $5.2 million on lobbying. Darden does not disclose its memberships in, or payments to, trade associations, or the portions of such amounts used for lobbying. Absent a system of accountability, company assets could be used for objectives contrary to Darden's long-term interests.

Darden spent approximately $2.73 million in 2011 and 2012 on direct federal lobbying activities, according to Senate disclosure reports. These figures do not include lobbying expenditures to influence legislation in states. And Darden does not disclose membership in or contributions to tax-exempt organizations that write and endorse model legislation, such as having served on the Private Enterprise Board of the American Legislative Exchange Council.

We encourage our Board to require comprehensive disclosure related to direct, indirect and grassroots lobbying.

Board of Directors' Response

The Board recommends a vote AGAINST this proposal because:

•	Lobbying activities are already subject to comprehensive regulations at both the federal and state levels;

•	We are fully committed to complying with all applicable laws concerning disclosure of our lobbying activities; and

•	We believe that the additional disclosure requested by the shareholder proponent could put us at a competitive disadvantage by revealing our long-term business strategies and objectives.

As appropriate and prudent, we engage in lobbying activities to ensure our interests are adequately considered by federal and state political leaders. To that end, we ethically and constructively advocate positions on proposed policies that will affect our ability to continue to provide strong financial returns for our shareholders while meeting the world's growing demand for full-service dining. Decisions about what issues to include in our lobbying agenda are generated by our government relations team, following consultation with subject matter experts and business unit leaders within the Company, and are finalized by our Senior Vice President, Government and Community Affairs. The Board receives regular reports on the public policy agenda important to the Company and on progress made on achieving those legislative goals.

Our lobbying activities are subject to comprehensive regulation at both the federal and state levels. We are in full compliance with all laws governing lobbying activities, including the Lobbying Disclosure Act and Honest Leadership and Open Government Act, which require reporting on lobbying activities and certification of compliance with Congressional gift rules. At the federal level, we file quarterly reports disclosing our lobbying expenditures and detailing our lobbying activities, the entities we lobbied and the subject matters upon which we lobbied. These reports are publicly available at http://lobbyingdisclosure.house.gov/. State lobbying activities also are subject to extensive registration and disclosure requirements, and such reports are also publicly available through the applicable state authorities.

We believe that additional disclosure, beyond what is currently mandated, could put us at a competitive disadvantage by revealing our long-term business strategies and objectives. Competitors, unions and other parties with interests adverse to ours also engage in the political process to further their business or strategic priorities. Therefore, imposing more stringent disclosure and reporting requirements on us could benefit those parties to the detriment of our Company and our shareholders. We believe that any disclosure or reporting requirements beyond those currently mandated by law should be applicable to all participants in the political process and not just us.

After reviewing relevant disclosure laws, and taking into consideration our strict policies and internal approval processes, we have concluded that ample disclosure of our lobbying activities exists under federal and state law. We do not believe that a special report beyond what is already publicly available is necessary or an efficient use of Company resources.

Accordingly, your Board recommends that you vote AGAINST this proposal.

PROPOSAL 9 - SHAREHOLDER PROPOSAL REGARDING
DISCLOSURE OF EEO-1 REPORT DATA

The AFL-CIO Reserve Fund, 815 Sixteenth Street, N.W., Washington, DC 20006, beneficial owner of 95 of our common shares as of March 28, 2013, has notified us that it intends to present the following proposal for consideration at the annual meeting. In accordance with federal securities regulations, we have included the text of the proposal and supporting statement exactly as submitted by the proponent. We are not responsible for the content of the proposal or the supporting statement or any inaccuracies they may contain.

Shareholder Proposal and Supporting Statement

RESOLVED: The shareholders of Darden Restaurants, Inc. (“Darden” or the “Company”) urge the Board of Directors to adopt and enforce a policy requiring Darden to disclose its EEO-1 report data - a comprehensive breakdown of the Company's workforce by race and gender across all employment categories as reported to the U.S. Equal Employment Opportunity Commission - in an annual report beginning in 2014.

Supporting Statement

Despite federal and state laws forbidding employment discrimination on the basis of race, allegations of racial discrimination persists in some industries. In recent years, a number of companies have agreed to pay millions of dollars in legal settlements of class actions alleging racial discrimination.

While millions of people are employed in restaurants, only a subset of jobs in the restaurant industry pay enough to support a family at a middle class standard of living. Prominent within that subset of jobs are server (waiter/waitress/bartender) positions in upscale restaurants.

According to a recent Ford Foundation-funded study of the restaurant industry, by Marc Bendick, Jr., Rekha Rodriguez, and Sarumathi Jayaraman, “Employment Discrimination in Upscale Restaurants: Evidence from Paired Comparison Testing,” published in Social Science Journal (Volume 47, December 2010), when white and race-ethnic minority job seekers with equal qualifications applied for server positions in New York City fine dining restaurants, minorities were only 54% as likely as whites to receive a job offer.

According to this study, discrimination was documented in 31% of restaurants tested, including some of the nation's most prominent multi-establishment chains. The study also documented that post-hiring differences in the treatment of white and race-ethnic minority job seekers appeared even more widespread in New York City fine dining restaurants, with minority restaurant servers averaging 12% lower earnings than their equally-qualified white peers. The study concluded that ensuring equal treatment in hiring would expand minority access to well-paid restaurant server positions by Manhattan alone by 3,500 positions.

In our view, workplace diversity provides a competitive advantage by generating diverse perspectives, creativity and innovation, increased productivity and morale, while eliminating the limitations of “groupthink.” Providing equal employment opportunity bolsters our Company's standing with employees and the public and thus its own economic well-being. Given compelling evidence of the positive effects of diversity on long-term value creation, we believe that Darden should continuously seek to increase the diversity of its workforce.

Full and transparent disclosure of the Company's EEO-1 report data will drive management and the Board of Directors to pursue continuous performance improvements in the Company's diversity programs and the full integration of diversity into its culture and practices. In addition, this information could be useful to investors in assessing the Company's progress on hiring, retaining, and promoting minority and female employees. Since our Company annually files an EEO-1 report with the U.S. Equal Employment Opportunity Commission, the report could be made available to shareholders at a minimal additional cost.

We urge shareholders to vote FOR this proposal.

Board of Directors' Response

The Board recommends a vote AGAINST this proposal because:

•	We are already strongly committed to diversity and have a track record of success and results;

•	Disclosure of EEO-1 data does not adequately reflect the diversity in the areas of work for a restaurant company; and

•	We are committed to disclosing our results regarding workforce diversity in job categories that are meaningful for a restaurant company.

We have consistently strived to create a diverse and inclusive workplace because we believe diverse teams working in inclusive environments generate better insights about what employees and consumers want, and do a better job satisfying those expectations. We also believe in helping anyone who is willing to work hard to achieve their professional and personal aspirations. For these reasons, ensuring that we have diversity and inclusion at all levels of the Company, on every meaningful dimension of difference including race, ethnicity, culture, gender, age, disability, national origin, sexual orientation, gender identity, and religion, has been and remains a priority. For more information on our strong culture of diversity and inclusion, see page 42 and our website at www.darden.com/commitment/diversity.asp.

We recommend a vote against the proposal to release EEO-1 data because the EEO-1 report places workers in job categories that are not relevant for a restaurant company. Below are charts showing the representation of minorities and women over the past five years in employment categories that the Company believes are meaningful to a restaurant company such as Darden. And, the Company is committed to continuing to update the information shown and posting it on our website at www.darden.com/diversity/workforce.asp at least annually in the future.

Diversity Representation - Female

FY09
FY10
FY11
FY12
FY13
Percent
70
60
50
40
30
20
10
0
Darden is 8 percentage points above the industry in Female representation for the Operations Leadership Team (Restaurant Managers, General Managers/Managing Partners)
And 27% of Darden Executive Team is Female
52
53
40
41
29
33
59
56
24
29
26
26
Operations Team Members
Restaurant Managers
General Managers/Managing Partners
Restaurant Support Center (below Director)
Directors/Managing Directors/RVP
Officers

Fiscal 13 Year-end Employee Population	190,964	7,480	2,092	1,209	493	102*

US population only.
Casual Dining Industry Benchmark sourced from People Report's Human Capital Intelligence report for April 2013.
* Small populations will show more year over year volatility.

Diversity Representation - Minority

FY09 FY10 FY11 FY12 FY13
Percent
70
60
50
40
30
20
10
0
Darden is 11 percentage points above the industry in Minority representation for the Operations Leadership Team (Restaurant Managers, General Managers/Managing Partners)
And 36% of Darden Executive Team is Minority
43
46
27
31
19
21
29
31
14
21
21
21
Operations Team Members
Restaurant Managers
General Managers/Managing Partners
Restaurant Support Center Below Director
Director/Managing Director/RVP
Officers
Fiscal 13 Year-end Employee Population
190,964
7,480
2,092
1,209
493
102*

US population only.
Casual Dining Industry Benchmark sourced from People Report's Human Capital Intelligence Report for April 2013.
* Small populations will show more year over year volatility.

Our strong commitment to diversity and record of success have been recognized by a number of organizations. Some of the awards received include: Latina Style magazine's list of the 50 Best Companies for Latinas, the SOAR Award for providing opportunity, advancement and recognition for female leaders from the Women's Foodservice Forum, the Justice for All Award from the American Association for People with Disabilities, and the Faces of Diversity Inspiration Award by the National Restaurant Association. We have also been recognized by Hispanic Business Magazine as a top 25 company for supplier diversity and by Black Enterprise magazine as one of the best 40 companies for diversity, and achieved a 100% score on the Human Rights Campaign's Corporate Equality Index.

Given our current diversity and inclusion at all levels of the Company and willingness to share our results regarding workforce diversity, in job categories that are meaningful for a restaurant company, we do not believe disclosure of EEO-1 data is necessary to track our progress.

Accordingly, your Board recommends that you vote AGAINST this proposal.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES
Board of Directors
Meetings. During the fiscal year ended May 26, 2013 (“fiscal 2013”), the Board met eight times. For the period of his or her Board service in fiscal 2013, each incumbent director attended at least 75 percent of the aggregate of the total number of meetings of the Board and the standing committees on which the director served.
Communications with Board. We believe that communication between the Board, shareholders and other interested parties is an important part of our corporate governance process. To this end, the Board has adopted Lead Director and Shareholder Communication Procedures that are available at www.darden.com. In general, shareholders and other interested parties may send communications to the attention of the Board, any individual director or the non-employee directors as a group, through the Lead Director. Communications may be sent in writing or via email to: Lead Director, Darden Restaurants, Inc., c/o Teresa M. Sebastian, Senior Vice President, General Counsel and Secretary, 1000 Darden Center Drive, Orlando, Florida 32837. Email:  leaddirector@darden.com.
The Corporate Secretary will act as agent for the Lead Director in facilitating direct communications to the Board. The Corporate Secretary will review, sort and summarize the communications. The Corporate Secretary will not, however, “filter out” any direct communications from being presented to the Lead Director without instruction from the Lead Director, and in such event, any communication that has been filtered out will be made available to any non-employee director who asks to review it. The Corporate Secretary will not make independent decisions with regard to what communications are forwarded to the Lead Director. The Lead Director will forward communications as appropriate to the Board, individual directors or the non-employee directors as a group, and will respond to communications or direct others to respond, as appropriate.
Identifying and Evaluating Director Nominees. Our Nominating and Governance Committee has adopted a Director Nomination Protocol that describes in detail the process we use to fill vacancies and add new members to the Board. The Protocol is available at www.darden.com as Appendix A to the Nominating and Governance Committee charter.
Under the Director Nomination Protocol, in general, while there are no specific minimum qualifications for nominees, any candidate for service on the Board should possess the highest personal and professional ethics and be committed to representing the long-term interests of our shareholders. Director candidates should be committed to our core values (integrity and fairness, respect and caring, diversity, always learning—always teaching, being “of service,” teamwork and excellence) and possess a wide range of experience in the business world. We also will consider the candidate’s independence under applicable NYSE listing standards and our Corporate Governance Guidelines. In identifying and evaluating nominees for the Board, the Board assesses the background of each candidate in a number of different ways including a wide variety of qualifications, attributes and other factors recognizing that diverse viewpoints and experiences enhance the Board’s effectiveness. When reviewing and recommending new candidates, the Nominating and Governance Committee considers how each prospective member’s unique background, expertise and experience will contribute to the Board’s overall perspective and ability to govern. In identifying or selecting nominees for the Board, the Company’s Corporate Governance Guidelines and related Director Nomination Protocol attached to the charter of our Nominating and Governance Committee provide that the Company seeks board members who will bring to the board a deep and wide range of experience in the business world, and have diverse problem-solving talents. We seek people who have demonstrated high achievement in business or another field, so as to enable them to provide strategic support and guidance for the Company. The guidelines further provide that the Company strives to maintain a board that reflects the gender, ethnic, racial and other diversity of our work force and restaurant guests, and also fosters diversity of thought. The guidelines further note that recruiting, hiring and nurturing the careers of women and minorities and increasing the diversity of our suppliers are top priorities, and that the Company also intends to maintain the diversity of its Board.

The Nominating and Governance Committee will identify potential candidates for nomination, and a search firm may be engaged to identify additional candidates and assist with initial screening. The Chair of the Nominating and Governance Committee and the Chief Executive Officer perform the initial screening, obtain and review additional information, and identify candidates that they feel are best qualified to serve. The Chair of the Nominating and Governance Committee, the Chief Executive Officer and one or more representatives of the Board appointed by the Chairman of the Board will meet with the leading candidates to further assess their qualifications and fitness. The Board representatives and Chief Executive Officer will make a recommendation concerning the candidate to the Nominating and Governance Committee, which will consider whether to recommend the candidate to the full Board for nomination.
Director Candidates Recommended by Shareholders. The Nominating and Governance Committee will consider candidates recommended by shareholders. The procedures that shareholders should use to nominate directors are provided under the question “How do I submit a shareholder proposal, nominate directors or recommend director nominees, or submit other business for next year’s Annual Meeting?” that appears in the “Questions and Answers About the Meeting and Voting” section of this Proxy Statement. There are no differences in the manner of evaluation if the nominee is recommended by a shareholder.

Director Attendance at Annual Meeting of Shareholders. Our Corporate Governance Guidelines provide that directors are expected to attend all scheduled Board and committee meetings and the annual meeting of shareholders. All of our incumbent directors attended last year’s annual meeting of shareholders.
Board Committees and Their Functions
General. Our Board has five standing committees that operate under charters adopted by the Board. Each charter is available at www.darden.com. Copies are available in print free of charge to any shareholder upon written request addressed to our Corporate Secretary. Each member of every committee, except the Executive Committee, is an independent director as defined in our Corporate Governance Guidelines and the NYSE listing standards. All Board committees have the authority to retain outside advisors. Unless otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board as a whole.
Executive Committee. The Executive Committee consists of five directors: Messrs. Otis (Chair), Hughes, Ledsinger, Lewis, and Rose. The Executive Committee did not meet in fiscal 2013. Under our Bylaws, the Executive Committee has the authority to take all actions that could be taken by the full Board. The Executive Committee may meet between regularly scheduled Board meetings to take such action as it determines is necessary for our efficient operation.
Audit Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of six independent directors as defined in our Corporate Governance Guidelines, the NYSE listing standards and SEC rules: Messrs. Hughes (Chair), Fraleigh and Simon, Senator Mack and Mses. Harker and Sastre. The Board has determined that Messrs. Hughes and Fraleigh and Ms. Harker are each an “audit committee financial expert” as such term is defined by SEC rules, and therefore possesses financial management expertise as required of at least one Audit Committee member by the NYSE listing standards. In addition, the Board has determined that all members of the Audit Committee are financially literate under the NYSE listing standards. The Audit Committee met ten times during fiscal 2013 and has sole responsibility for appointing and terminating our independent registered public accounting firm. The Audit Committee’s primary purpose is to assist the Board in its oversight responsibilities to shareholders, specifically with respect to:

•	The integrity of our financial statements;

•	Our compliance with legal and regulatory requirements;

•	The qualifications and independence of our independent registered public accounting firm and internal auditing function;

•	The performance of our internal audit function and independent registered public accounting firm; and

•	The risks associated with the foregoing.
Another purpose of our Audit Committee is to furnish the report required by the SEC’s proxy rules that appears below in this Proxy Statement under the heading “Audit Committee Report.”
Compensation Committee. Our Compensation Committee consists of four independent directors: Messrs. Ledsinger (Chair), Barnes, Berry, and Rose. The Compensation Committee met six times during fiscal 2013. The primary responsibilities of our Compensation Committee include the following:

•
Review and approve corporate goals and objectives relevant to the Chairman and Chief Executive Officer’s compensation, evaluate the Chairman and Chief Executive Officer’s performance in light of those goals and objectives, and make recommendations to the other independent directors who shall, together with the Compensation Committee, determine and approve the Chairman and Chief Executive Officer’s compensation based on this evaluation;

•
Make recommendations to the other independent directors who shall, together with the Compensation Committee, review and approve the compensation for employee directors other than the Chairman and Chief Executive Officer;

•	Review and approve the compensation of executive officers other than the Chairman and Chief Executive Officer and other employee directors;

•
Review and discuss with management the Compensation Discussion and Analysis required to be included in our Proxy Statement and Annual Report on Form 10-K and, based on such review and discussion, determine whether or not to recommend to the Board that the Compensation Discussion and Analysis be so included;

•	Produce the annual Compensation Committee Report for inclusion in our Proxy Statement; and

•	Provide oversight of the risks associated with the foregoing.
The Compensation Committee may delegate its power under our 2002 Plan to one or more directors, including a director who is also a senior executive officer of Darden, except that the Compensation Committee may not delegate its powers under the 2002 Plan with regard to our executive officers or directors who are subject to Section 16 of the Exchange Act, or in such a manner as would cause the Plan to not comply with the requirements of Section 162(m) of the Code. Under its charter, the Compensation Committee may delegate any of its administrative responsibilities under our compensation and benefit plans, subject to the applicable rules of the SEC, NYSE and the Internal Revenue Code, to any other person or persons, to the extent permitted by law.
See “Compensation Discussion and Analysis—Compensation Decision Process” for information with regard to the role of consultants and management in the Compensation Committee’s decision making process.
Finance Committee. Our Finance Committee consists of six independent directors: Messrs. Lewis (Chair), Barnes, Fraleigh, Ledsinger, Senator Mack and Ms. Harker. The Finance Committee met four times during fiscal 2013. The primary responsibilities of our Finance Committee are to:

•
Review financial policies and performance objectives developed by management pertaining to cash flow, capital spending and finance requirements; key credit metrics and credit ratings; dividend policy; investment criteria, including capital investment hurdle rates; and financial risk management strategies, including hedging and the use of derivatives;

•
Review significant changes to our capital structure, financial arrangements, capital spending and acquisition and disposition plans, including the timing and maturity of debt, common stock sales and repurchases, and acquisitions or joint ventures;

•	Review material banking relationships and lines of credit;

•	Review our insurance coverage, tax strategies and, to the extent material, the financial impact of employee benefit programs; and

•	Provide oversight of the risks associated with the foregoing.

Nominating and Governance Committee. Our Nominating and Governance Committee consists of six independent directors: Messrs. Rose (Chair), Berry, Hughes, Lewis and Simon, and Ms. Sastre, and met five times during fiscal 2013. The primary responsibilities of the Nominating and Governance Committee are to:

•
Identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders;

•	Review the adequacy of our corporate governance principles on a regular basis;

•	Oversee the Board’s self-evaluation process; and

•	Provide oversight of the risks associated with the foregoing.

Among the Committee's other specific duties, it also is responsible for:

•
Reviewing resignations tendered by a director if the director does not receive the vote of at least a majority of the votes cast at any meeting for the election of directors and recommending to the Board whether to accept or reject the tendered resignation, or whether other action should be taken; and

•	Making recommendations to the other independent directors who shall, together with the Committee, determine and approve the compensation for the non-employee independent directors.

The Nominating and Governance Committee has adopted a Director Nomination Protocol that describes the process by which we intend to fill vacancies and add new members to the Board. The Protocol is described in more detail above under the heading “Board of Directors—Identifying and Evaluating Director Nominees.” The Nominating and Governance Committee also considers questions of possible conflicts of interest involving our directors and our senior executive officers, recommends to the

Board those directors determined to satisfy the requirements for “independence” as set forth in our Corporate Governance Guidelines and the NYSE listing standards, and considers for approval or ratification transactions with related parties pursuant to the Related Party Transaction Policies and Procedures attached as Appendix B to the Nominating and Governance Committee’s charter.

DIRECTOR COMPENSATION
Compensation of Non-Employee Directors
The terms of the Director Compensation Program apply to all directors who are elected to the Board and are not employees of the Company or any of its subsidiaries. Directors who also are our employees do not receive additional compensation for serving on the Board. Shares for equity awards pursuant to the Director Compensation Program are drawn from our shareholder-approved equity compensation plan in effect at the time and pursuant to which we are authorized to grant shares of our common stock and share-based awards to directors. Currently, grants of common stock and share-based awards to directors are made from the 2002 Plan. Each of our non-employee directors is required to own Darden common shares with a value of at least three times the annual retainer (currently this value is $255,000). All of our non-employee directors have been determined by our Board to be independent under applicable NYSE listings standards and our Corporate Governance Guidelines.
Effective June 2012, our Nominating and Governance Committee periodically reviews our Director Compensation Program, a responsibility that previously was handled by our Compensation Committee. The Compensation Committee previously acted, and the Nominating and Governance Committee now acts, with the assistance of a consultant retained by the committee to provide market data on director compensation programs at comparable companies, including companies in the peer group described in the “Compensation Discussion and Analysis.” In 2010, the consultant engaged by the Compensation Committee, Towers Watson, conducted a review of our Director Compensation Program.
During fiscal year 2013, our compensation program for non-employee directors, which has been in effect since September 1, 2010, provided for payment to our non-employee directors of:

•	An annual retainer of $85,000, and $2,000 for each committee meeting and special Board meeting (“cash compensation”);

•	An annual retainer for the Lead Director of $15,000;

•	An annual retainer for the Chairs of the Audit, Compensation, and Nominating and Governance Committees of $15,000, and for Chairs of the other Board committees of $7,500; and

•	An annual award of common stock with a fair market value of $100,000 on the date of grant upon election or re-election to the Board.
Based on a review of our Director Compensation Program during fiscal year 2013, the Board approved the following changes to the compensation program for non-employee directors, which are effective September 1, 2013:

•	An annual retainer for the Lead Director of $25,000; and

•	An annual award of common stock with a fair market value of $120,000 on the date of grant upon election or re-election to the Board.
With the exception of the annual equity grant, the non-employee directors' remuneration is due and paid quarterly, unless the director elects to defer the payment. Non-employee directors may elect to have their cash compensation paid in any combination of current or deferred cash, common stock or salary replacement options. Deferred cash compensation may be invested on a tax-deferred basis in the same manner as deferrals under our FlexComp Plan, a non-qualified deferred compensation plan that currently allows for different investment fund options, including a Darden common stock fund. In addition, each director may choose to receive, in lieu of their cash compensation, stock options determined to be of equal value to the foregone cash fees, which options are exercisable six months after grant. All of these stock options have an exercise price equal to the closing price of our common shares on the date of grant and have a term of ten years.
For the annual common stock grant valued at $100,000 for fiscal year 2013, the number of common shares received equals $100,000 divided by the fair market value of our common stock on the date of grant. The shares vest immediately, but are restricted from transfer for one year. The annual common stock grant is pro-rated for the portion of Board service in the event a director joins the Board mid-year. A director may elect to defer receipt of these shares until completion of Board service or beyond, in which case the director receives phantom stock units that settle in shares of our common stock and are entitled to dividend equivalents.

We also pay the premiums on directors' and officers' liability and business travel accident insurance policies covering the directors. We reimburse directors for travel to Board meetings and related expenses, and for costs incurred in connection with attending the Board's annual planning meeting and continuing education programs. In addition, we provide a dining benefit to our directors because we believe it is important for our directors to experience dining in our restaurants and those of our competitors in order to better perform their duties to our Company. This benefit does not appear in the Director Compensation Table because the value did not meet the minimum disclosure requirements established by the SEC.
Fiscal 2013 Compensation of Non-Employee Directors
The table below sets forth, for each non-employee director, the amount of fees earned or paid in cash, the number of stock awards granted and all other compensation for his or her service in fiscal 2013. Fees earned that were paid in the form of stock or stock options are detailed in the notes to the table.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compensation ($)(4)	Total ($)
Michael W. Barnes	99,000	99,992	—	—	—	—	198,992
Leonard L. Berry	113,000	99,992	—	—	—	—	212,992
Odie C. Donald(5)	65,750	—	—	—	—	91,039	156,789
Christopher J. Fraleigh	115,000	99,992	—	—	—	8,688	223,680
Victoria D. Harker	117,000	99,992	—	—	—	—	216,992
David H. Hughes	132,000	99,992	—	—	—	20,836	252,828
Charles A. Ledsinger, Jr.	137,250	99,992	—	—	—	47,822	285,064
William M. Lewis, Jr.	112,500	99,992	—	—	—	45,061	257,553
Senator Connie Mack, III(6)	117,000	99,992	—	—	—	1,658	218,650
Michael D. Rose	124,250	99,992	—	—	—	114,858	339,100
Maria A. Sastre	117,000	99,992	—	—	—	26,415	243,407
William S. Simon	105,000	99,992	—	—	—	—	204,992

(1)
Includes all fees earned, including annual retainer fees, chairperson retainer and Board and committee meeting fees. The annual retainers and Board and committee meeting fees were payable at the end of each fiscal quarter and the amounts shown may have been delivered as cash, common stock, deferred cash or salary replacement options. Salary replacement options (“SROs”) are non-qualified stock options that are immediately vested but restricted from exercise for a period of six months. The number of stock options delivered is based on the amount of compensation foregone divided by 30 percent of the exercise price (determined by the closing price for our common stock on the NYSE on the grant date). The stock options expire ten years from the grant date. Amounts foregone for SROs and the number of SROs issued were as follows: Mr. Ledsinger, $68,625 and 4,504 SROs; Mr. Lewis, $81,375 and 5,377 SROs; Mr. Rose, $29,250 and 1,863 SROs; and Ms. Sastre, $7,313 and 466 SROs.

Cash amounts that are deferred are credited with the same rates of return and investment alternatives as amounts in the FlexComp Plan, our non-qualified deferred compensation plan. Cash amounts deferred for fiscal 2013 were as follows: Mr. Barnes, $99,000; Mr. Ledsinger, $68,625; Mr. Lewis, $31,125; and Ms. Sastre, $21,937.

Amounts received as shares of common stock were as follows: Mr. Fraleigh, 2,257 shares with a market value of $115,000; and Ms. Sastre, 1,580 shares with a market value of $80,439. The number of shares delivered is based on the amount of compensation earned divided by the closing price for our common stock on the NYSE on the grant date.

(2)
Amounts in this column represent the grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”) for fiscal 2013. The assumptions used in calculating these amounts in accordance with ASC Topic 718 are included in Note 1 (under the heading Stock-Based Compensation) to the Company’s audited financial statements included in the Company’s 2013 Annual Report to Shareholders. The stock award is immediately vested but not transferable for one year. Each director received a stock award of 1,823 shares on September 18, 2012 the date of re-election to the Board, with a fair market value of $99,992 based on the closing price of our common stock ($54.85) on the NYSE on September 18, 2012. Mr. Ledsinger elected to defer his award.

(3)	The aggregate number of shares subject to outstanding stock-based awards as of May 26, 2013 for each director is provided in the table below:

	Outstanding Awards
Name	Stock Options	Deferred Stock Units
Michael W. Barnes	—	—
Leonard L. Berry	12,000	—
Odie C. Donald	12,000	—
Christopher J. Fraleigh	—	4,452
Victoria D. Harker	—	—
David H. Hughes	17,254	10,678
Charles A. Ledsinger, Jr.	48,534	24,970
William M. Lewis, Jr.	43,025	23,092
Senator Connie Mack, III (5)	12,000	849
Michael D. Rose	60,825	58,861
Maria A. Sastre	18,274	13,537
William S. Simon	—	—

(4)
Except as indicated below, amounts in this column reflect dividend equivalents paid and reinvested into Darden phantom stock units for each director’s Darden deferred phantom stock unit account. Except for dividend equivalents paid to Mr. Donald of $78,751; Mr. Hughes of $20,836; Mr. Ledsinger of $47,822; Mr. Lewis of $45,061; Mr. Rose of $114,858; and Ms. Sastre of $26,415; no other director had dividend equivalents paid with a value exceeding $10,000. The Company provides its directors with a dining benefit as we believe it is important for directors to experience our restaurants and those of our competitors in order to better perform their duties for the Company. The Company also provided certain nominal perquisites such as theater tickets to its directors in connection with one Board meeting held in New York City. No amounts for these dining and other nominal perquisites such as theater tickets appeared in the Director Compensation Table for any director except Mr. Donald because the aggregate value for each director did not meet the minimum $10,000 disclosure requirement. For Mr. Donald, the amount included in the table for these dining and other nominal perquisites was $12,288.

(5)	For fiscal 2013, Mr. Donald served on the Board from May 28, 2012 until September 18, 2012, when he retired from the Board.

(6)	Popularly known as Connie Mack, III, Senator Mack files Section 16 reports (Forms 3, 4 and 5) under his legal name of Cornelius McGillicuddy, III.

STOCK OWNERSHIP OF MANAGEMENT
This table shows the beneficial ownership of our common shares, and information concerning restricted stock units, phantom stock units and PSUs, as of May 26, 2013, by our directors, director nominees, executive officers named in the Summary Compensation Table and all of our directors and executive officers as a group. Under applicable SEC rules, the definition of beneficial ownership for purposes of this table includes shares over which a person has sole or shared voting power, or sole or shared power to invest or dispose of the shares, whether or not a person has any economic interest in the shares, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days of May 26, 2013. Except as otherwise indicated, a person has sole voting and investment power with respect to the common shares beneficially owned by that person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Shares(1)		Phantom Stock Units and Performance Stock Units(2)	Common Shares Beneficially Owned as Percent of Common Shares Outstanding(3)
Michael W. Barnes	2,323		—	*
Leonard L. Berry	41,960		—	*
Christopher J. Fraleigh	24,567		—	*
Victoria D. Harker	9,211		—	*
David H. Hughes	94,519	(4)	—	*
Charles A. Ledsinger, Jr.	72,640		4,475	*
Eugene Lee	222,730		31,370	*
William M. Lewis, Jr.	113,253		—	*
Senator Connie Mack, III (5)	36,019		—	*
Andrew H. Madsen	799,106	(4)	65,200	*
Clarence Otis, Jr.	1,296,339	(4)	176,497	*
David T. Pickens	390,098		33,378	*
C. Bradford Richmond	229,969		35,176	*
Michael D. Rose	161,786	(4)	—	*
Maria A. Sastre	48,586		—	*
William S. Simon	2,323		—	*
All directors and executive officers as a group (23 persons)	4,446,820		468,247	3.32%

*	Less than one percent.

(1)
Includes common shares subject to options exercisable within 60 days of May 26, 2013, as follows: Dr. Berry, 12,000 shares; Mr. Hughes, 17,254 shares; Mr. Ledsinger, 46,165 shares; Mr. Lee, 164,842 shares; Mr. Lewis, 39,338 shares; Senator Mack, 12,000 shares; Mr. Madsen, 672,065 shares; Mr. Otis, 977,684 shares; Mr. Pickens, 326,984 shares; Mr. Richmond, 199,721 shares; Mr. Rose, 60,825 shares; Ms. Sastre, 18,274 shares; and all directors and executive officers as a group, 3,330,136 shares.

Includes common shares held by the trustee of the Darden Savings Plan in the Employee Stock Ownership Plan for the accounts of our executive officers, with respect to which the officers have sole voting power and sole investment power, as follows: Mr. Pickens, 724 shares and all directors and executive officers as a group, 1,493 shares.

Includes restricted stock awarded under our Management and Professional Incentive Plan (“MIP”) as of May 26, 2013, with respect to which the officers have sole voting power but no investment power, as follows: Mr. Madsen, 15,460 shares; Mr. Otis, 18,660 shares; Mr. Pickens, 7,249 shares; Mr. Richmond, 2,234 shares; and all directors and executive officers as a group, 55,483 shares.

Includes phantom stock units allocated to the Darden stock fund under our Director Compensation Program for the accounts of the following non-employee directors, which are settled in stock, with respect to which the individuals have no voting or investment power, as follows: Mr. Fraleigh, 4,452 units; Mr. Hughes, 5,113 units; Mr. Ledsinger, 24,970 units; Mr. Lewis, 23,092 units; Senator Mack, 849 units; Mr. Rose, 36,447 units; Ms. Sastre 9,810 units; and all directors and executive officers as a group, 104,733 units.

Includes restricted stock units awarded under the Director Compensation Program, which are settled in stock, with respect to which the individuals have no voting or investment power, as follows: Mr. Hughes, 5,565 units; Mr. Rose, 22,413 units; Ms. Sastre, 3,727 units; and all directors and executive officers as a group, 31,705 units.

(2)
Includes phantom stock units allocated to the Darden stock fund under our non-qualified deferred compensation plan, the FlexComp Plan, which are settled in cash, with respect to which the individuals have no voting or investment power, as follows: Mr. Madsen, 87 units; Mr. Otis, 46,103 units; Mr. Pickens, 7 units; Mr. Ledsinger, 4,475 units; Mr. Richmond, 4,440 units; and all directors and executive officers as a group, 55,112 units.

Includes PSUs awarded under our MIP as of May 26, 2013, with respect to which officers have no voting or investment power, as follows: Mr. Lee, 31,370 units; Mr. Madsen, 65,113 units; Mr. Otis, 130,394 units; Mr. Pickens, 33,371 units; Mr. Richmond, 30,736 units; and all directors and executive officers as a group, 413,135 units.

(3)
For any individual or group, the percentages are calculated by dividing (a) the number of shares beneficially owned by that individual or group, which includes shares underlying options exercisable within 60 days, and the phantom stock units and restricted stock units settled in stock described in footnote 1 above, by (b) the sum of (i) the number of shares outstanding on May 26, 2013, plus (ii) the number of shares underlying options exercisable within 60 days and phantom stock units and restricted stock units described in footnote 1 above held by just that individual or group. This calculation does not include phantom stock units settled in cash or PSUs described in footnote 2 above.

(4)	Includes shares held in a trust for the following: Mr. Hughes, 7,500 shares; Mr. Madsen, 110,100 shares; Mr. Otis, 95,000 shares and Mr. Rose, 38,034 shares.

(5)	Popularly known as Connie Mack, III, Senator Mack files Section 16 reports (Forms 3, 4 and 5) under his legal name of Cornelius McGillicuddy, III.

STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
This table shows all shareholders that we know to beneficially own more than five percent of our outstanding common shares as of May 26, 2013. As indicated in the footnotes, we have based this information on reports filed by these shareholders with us and with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071	14,341,000	(3)	11.01
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	9,216,038	(4)	7.07
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	7,564,877	(5)	5.81

(1)
“Beneficial ownership” is defined under the SEC rules to mean more than ownership in the usual sense. Under applicable rules, you beneficially own our common shares not only if you hold them directly but also if you indirectly (such as through a relationship, a position as a director or trustee, or a contract or understanding) have or share the power to vote, sell or acquire them within 60 days.

(2)	The figure reported is a percentage of the total of 130,291,985 common shares outstanding on May 26, 2013, excluding treasury shares.

(3)
Based on a Schedule 13G filed February 13, 2013, as of December 31, 2012, Capital Research Global Investors beneficially owned an aggregate of 14,341,000 shares, and had sole power to vote and dispose of all those shares.

(4)
Based on a Schedule 13G filed February 8, 2013, as of December 31, 2012, BlackRock, Inc. beneficially owned an aggregate of 9,216,038 shares, and had sole power to vote and dispose of all those shares.

(5)
Based on a Schedule 13G filed February 11, 2013, as of December 31, 2012, The Vanguard Group, Inc. beneficially owned an aggregate of 7,564,877 shares, and had sole power to vote 223,896 shares, sole dispositive power over 7,350,081 shares, and shared dispositive power over 241,796 shares.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Darden's executive compensation decisions reflect the Company's commitment to pay for performance and to strongly align the interests of the Company's leadership team with those of our shareholders. In addition, the Company's executive compensation system is administered in a manner that encourages the Company to appropriately invest on an ongoing basis - irrespective of annual performance variability - in our ability to sustain strong shareholder value creation over the long-term. Our consistent focus on these priorities has enabled the Company to maintain a consistently high total shareholder return ("TSR") over time relative to key benchmarks.

Pay for Performance
Annual bonus awards to our NEOs are driven largely by the extent to which the Company achieves diluted net earnings per share (EPS) and sales goals established at the beginning of the fiscal year. Our financial performance in fiscal 2013 was disappointing, with earnings and sales well below target. And, the bonus awards to the CEO and other NEOs for the year (which include no bonus award for our CEO) reflect these shortfalls, continuing our track record of strongly linking annual financial performance and annual incentive pay.

Annual Bonus Awards Are Strongly
Linked to Sales and EPS Results

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions (Bonus Target and Payout)
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
Adjusted Year-over-Year Change in EPS and Sales
7.1%
1.6%
10.4%
0.3%
19.2%
5.4%
6.1%
5.0%
3.7%
-9.8%
FY09
FY10
FY11
FY12
FY13
NEO Bonus Target
NEO Bonus Payout
EPS Growth (Weighted 70%)
Sales Growth (Weighted 30%)

Note that our sales goal for fiscal year 2013, set at the beginning of the fiscal year, excludes sales from Yard House USA, Inc., which was acquired by us after the goals were established. Hence, Yard House USA, Inc. sales were excluded from our actual sales for the purposes of determining the bonus awards.

Alignment with Shareholder Interests
Our CEO's compensation at target is closely aligned with shareholder interests, with 84 percent performance-based and 55 percent equity-based.

CEO Compensation Mix at Target

37%
18%
29%
16%
84% Performance Based
55% Equity Based
Stock Options
Performance Stock Units
Annual Incentive
Base Salary
CEO Pay Mix at Target

In addition to maintaining an appropriate mix of compensation at target for our CEO, we require that he hold Darden equity valued at six times his annual salary, and he is well above that threshold. Most importantly, there is strong linkage between our CEO's realizable pay and our TSR.

CEO's Average Annual Target and Realizable Pay and Darden's Average Annual Total Shareholder Return
for the Most Recent 3-Year Performance Periods

Target Pay
Realizable Pay
TSR
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Millions (Target and Realizable Pay)
25%
20%
15%
10%
5%
0%
Total Shareholder Return
20.4%
17.2%
11.1%
FY09-FY11
FY10-FY12
FY11-FY13

(in Millions)	FY2009	FY2010	FY2011	FY2012	FY2013	Annual CAGR
Market Capitalization	$4,960	$6,032	$6,947	$6,826	$6,858	8.4 percent
Sales	$7,218	$7,113	$7,500	$7,999	$8,552	4.3 percent

Notes:
Realizable pay is calculated as our CEO's reported pay, which includes actual annual base salary and actual annual bonus plus his annual long-term incentive award valued using the Company's stock price on the last trading day of the three-year period. (Option values reflect the spread value of awards granted within the three-year period. PSU values are based on awards granted within the three-year period and their value reflects the actual shares that were earned if the performance period was completed within that three-year period otherwise the target number of shares were used.)
The increase in target pay across the performance periods shown reflects the meaningful increase in the Company's market capitalization and sales over time.

Financial Results
The Company has long had an industry leadership position, with brands that have competitively superior average annual sales per restaurant and restaurant level returns, as well as an effective and efficient operating support platform. For that reason, we establish aggressive financial targets. For fiscal 2013, for example, sales and earnings targets reflected a combined same-restaurant sales growth target for Olive Garden, Red Lobster and LongHorn Steakhouse of 4.5 percent. Instead, our actual combined same-restaurant sales declined 1.3 percent and trailed the industry benchmark by 170 basis points. As a result, our sales and earnings for the year were well below target.

•	Diluted net EPS from continuing operations decreased 12.3 percent to $3.14 from $3.58 the prior year.

•
For annual incentive purposes, diluted net EPS from continuing operations for the year was adjusted to reflect our acquisition of Yard House USA, Inc. in September 2012. Costs associated with the acquisition were excluded, but Yard House USA, Inc.'s operating earnings were included because those earnings offset the reduction in diluted net EPS for the year attributable to the lower than initially planned share repurchase triggered by the acquisition. Adjusted diluted net EPS from continuing operations for the year decreased 9.8 percent to $3.23, falling well short of the 11.7 percent increase we targeted.

•
Total sales from continuing operations increased 6.9 percent to $8.6 billion from $8.0 billion the prior year, driven by the addition of 104 net new company-owned restaurants plus the addition of 40 Yard House purchased restaurants and a 2.1 percent blended same-restaurant sales increase for The Capital Grille, Bahama Breeze and Seasons 52, partially offset by the 1.3 percent blended same-restaurant sales decrease for Olive Garden, Red Lobster and LongHorn Steakhouse.

•
For annual incentive purposes, the sales generated by Yard House were excluded from the calculation of total sales for the year. Adjusted total sales for the year increased 3.7 percent to $8.3 billion, well below our 9.8 percent target.

Set forth below is a reconciliation of our reported diluted net EPS from continuing operations and sales results and the results adjusted for the impact of the Yard House USA, Inc. acquisition, which were used to determine annual bonus awards.

(in Millions, except per share amounts)	Sales	EPS
As Reported - GAAP	$8,551.9	$3.14
Yard House USA, Inc. Acquisition	$258.3	-$0.09
Adjusted Performance	$8,293.6	$3.23

Strategic Results
While financial results were clearly disappointing, we took steps during the year that we are confident will enable us to regain operating momentum in fiscal 2014 and to maintain a strong industry leadership position well into the future.

•
We restructured our operations and marketing organizations. There is now one set of teams dedicated to more nimbly developing and implementing tactics that better drive day-to-day visit frequency and satisfaction levels among current guests, and another set of teams focused on more fundamentally reshaping and supplementing the experiences we provide to our guests so we can add new guests over time.

•
We continued to invest in platforms for growth. Most notably, we continued to invest in creating a more robust technology infrastructure that will enable us to engage guests in a richer, more customized manner as they live increasingly digital lifestyles, and to invest in commercializing lobster aquaculture to preserve Red Lobster's ability to offer everyday price accessibility over the long-term.

•
We continued to transform how we work in three critical areas - further automating our supply chain, reducing water and energy usage and adopting more efficient in-restaurant labor processes and procedures. In fiscal 2013, we offset annual costs in these areas by approximately $13.0 million, bringing cumulative annual cost savings the past five years to more than $125.0 million.

•
We completed the purchase of Yard House USA, Inc., adding a brand which firmly establishes our Specialty Restaurant Group as a portfolio of brands that can achieve 15 percent to 19 percent sales growth annually and more meaningfully contribute to the Company's earnings growth and ability to create shareholder value.

Creating Value for Shareholders
Even with below target financial performance in fiscal 2013, the Company has produced a solid long-term total return for shareholders.

Total Shareholder Return on a Rolling 10-Year Basis

S&P 500
DRI
30%
20%
10%
0%
2007
2008
2009
2010
2011
2012
2013

A Strong Foundation
The foundation for shareholder value creation at Darden remains the Company's culture. With approximately 200,000 employees, we are recognized for having a winning culture that emphasizes caring for and responding to people.

It is a culture that is defined by diversity and inclusiveness.

•	Over 46 percent of our restaurant team members are minority and over 53 percent are female.

•
We are competitively superior to our restaurant industry peers in the diversity of our operations leadership teams, exceeding the industry by 11 percentage points in minority representation and by 8 percentage points in female representation.

•	At the officer level, over 21 percent of our leaders are minorities and 26 percent are female.

•	Over 30 percent of Darden Board members are minorities and/or female.

•
In fiscal 2013, Darden was named to Black Enterprise magazine's list of the "40 Best Companies for Diversity” and Latina Style's list of the “50 Best Companies for Latinas,” and achieved a 100 percent score on the Human Rights Campaign's Corporate Equality Index.

It is a culture where enabling the American Dream is alive and well, with internal promotions accounting for more than 50 percent of our restaurant managers, 98 percent of our general managers and directors of operations and 75 percent of our officers.

Finally, it is a culture that includes a strong commitment to sustainability.

•
The Company's “People, Planet & Plate” framework encompasses food safety, seafood stewardship, animal welfare, thoughtful consideration of the nutritional content of the meals we serve and better understanding and managing of our environmental “footprint.”

•	In fiscal 2013, Darden was named by Newsweek Magazine as one of its "Top 500 Greenest Companies" and by Corporate Responsibility Magazine as one of the "100 Best Corporate Citizens of 2012."

These are some of the attributes behind Darden's recognition by FORTUNE magazine, for the third consecutive year, as one of the "100 Best Companies to Work For". The Company rose to the number 65 ranking in 2013 from a number 99 ranking the prior year. Notably, Darden is the only full-service restaurant company to receive this recognition and is the second largest employer on the list.

Listening to Our Shareholders

We are committed to seeking and responding to feedback from our shareholders on governance matters and executive compensation.

During fiscal 2013, we met with a diverse mix of our institutional shareholders to discuss our Total Rewards Program for executives. Based on that dialogue and our evaluation of the programs, we are providing additional information to more fully explain how we drive strong alignment between pay and performance.

In addition, we provided shareholders with an advisory vote to approve our executive compensation in 2012 under Section 14A of the Securities Exchange Act of 1934, as amended. At our 2012 Annual Meeting of Shareholders, shareholders expressed substantial support for the compensation of our NEOs, with approximately 80 percent of the votes cast for approval of the advisory vote on executive compensation. The Committee evaluated the results of the 2012 advisory vote at its September meeting. The Committee also considered many other factors in its evaluation of our executive compensation programs as discussed in this Compensation Discussion and Analysis, including the Committee's assessment of the interaction of our executive compensation programs with our business objectives and input from the Committee's independent consultant, each of which is evaluated in the context of the Committee's fiduciary duty to act in what the directors determine to be in the shareholders' best interests. While each of these factors bore on the Committee's decisions regarding our NEOs' compensation, the Committee did not make any changes to our executive compensation program and policies as a result of the 2012 advisory vote on executive compensation.

Key Features of Our Total Rewards Program
The Committee believes that the Total Rewards Program includes key features that align the interests of our NEOs and Darden's strategic direction with the interests of shareholders and that the program does not include features which might misalign interests.

What We Do	What We Don't Do
We pay for performance.	We do not pay dividend equivalents on unvested long-term Incentives.
We use long-term incentives to link the majority of our NEO pay to Company performance over time.	We do not allow repricing of underwater stock options.
We balance short-term and long-term Incentives.	We do not typically enter into multi-year employment contracts.*
We cap incentive awards.	We do not provide tax gross-ups for NEOs.
We have robust stock ownership requirements.
We have a claw-back policy.
We have double-trigger equity vesting in the event of a change-of-control.
We retain an independent compensation consultant.
We provide broad-based benefits to our executives.
*We did enter into an agreement with Mr. Lee dated August 13, 2007 in connection with the acquisition of RARE on October 1, 2007. The terms of Mr. Lee's agreement and the Management Continuity Agreements are more fully described in the section below entitled “Executive Compensation-Potential Payments Upon Termination or Change of Control.”

Executive Talent and Total Rewards Philosophy
Our executive talent and total rewards philosophy enables us to attract well-qualified executives and to motivate and reward them for business results and leadership behaviors that drive our business strategy. We are committed to a pay for performance culture that includes high standards of ethical behavior and corporate governance. We believe our Total Rewards Program is aligned with shareholder interests.

Incentive Opportunities Drive Our Business Strategy for Creating a Competitively Strong Company and Are Aligned with Shareholders' Interests
Our Total Rewards Program in general, and our incentive opportunities in particular, are designed to meet our two primary goals, which are to win financially and to create a strong culture. Our incentive opportunities are designed to drive strong and sustainable profitable sales growth and top quartile S&P 500 TSR. Our Performance Stock Unit ("PSU") incentive opportunity has a three-year performance period. Our Company has delivered a TSR that is generally consistent with the S&P 500 median on a three-year rolling basis.

Total Shareholder Return on a Rolling 3-Year Basis

S&P 500
DRI
30%
20%
10%
0%
-10%
-20%
2007
2008
2009
2010
2011
2012
2013

Our stock option incentives, which have a 10-year term, are designed to drive performance over the long term. Our Company has consistently generated a TSR that is well above the S&P 500 median on a rolling ten-year basis over much of the past decade, although our TSR has been more consistent with the S&P 500 median the last two years.

Total Shareholder Return on a Rolling 10-Year Basis

Incentive Compensation Aligned with Performance
Total direct compensation (salary, annual incentives, and long-term incentives) for our NEOs is structured so that at least three-quarters of the total value at target is attributable to Company and individual performance. We have a pay for performance culture and our NEOs receive higher bonus awards when financial targets are met or exceeded and lower bonus awards when financial targets are not met.

Our targets are set to reward our NEOs with bonus payouts that are top quartile for our compensation peer group when they deliver results that are consistent with a projected TSR in the top quartile of the S&P 500. The chart below shows historical bonus awards to NEOs compared to our EPS and sales results versus preset targets.

Annual Bonus Awards Are Strongly
Linked to Sales and EPS Results

External Competitiveness is Balanced with Internal Equity to Attract, Develop and Retain Superior Talent
Our passion for attracting, developing and retaining competitively superior leaders has driven our business success. Our Total Rewards Program supports this commitment by reinforcing that our culture is both highly competitive and internally equitable. Significant portions of our Company's overall incentive compensation are paid to the leaders who operate and supervise operation of our restaurants and to Restaurant Support Center employees who are not NEOs. The chart below displays our fiscal 2013 bonus payments by talent segment as well as our fiscal 2013 bonus targets by talent segment.

Incentive Program Deployment by Talent Segments
FY 2013 Bonus Targets Vs. Actual Payouts

$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Millions
FY 13 Target
FY 13 Actual
$117
Payout 65%
$76
$40
Payout 33%
$13
Payout 10%
$5
$0.5
Operations Restaurant Leaders
Support Center Employees
NEOs

	Operations Restaurant Leaders	Support Center Employees	NEOs
Population	9,000	800	5
Program	Operations Bonus	Management Incentive Plan (MIP)	Management Incentive Plan (MIP)
Measurement Organization	Restaurant Unit/ Region/Division	Brand / Business Unit / Enterprise	Brand / Business Unit / Enterprise

Elements of Our Total Rewards Program
Our Total Rewards Program for NEOs is comprised of base salary, annual incentives, long-term incentives, perquisites, and retirement, savings and non-qualified deferred compensation plans. Our NEOs also are eligible to participate in the health benefits available to our U.S. salaried employees. The table below describes each element in the Total Rewards Program for our NEOs, why we provide each element, how we determine the amount, and what each element is intended to reward:

Total Rewards Element	Why we provide it	How we determine the amount	What it is intended to reward
Base Salary	To provide a competitive level of fixed income based on: Size, scope and complexity of the individual's role; individual's performance; and relative position compared to market pay information.	Approximately the median of compensation peer group of companies.	Individual performance and level of experience and responsibility.
Annual Incentives (MIP)
To provide performance-based pay for annual performance.
Company performance measures: EPS for corporate officers and operating profit for business unit or group presidents (70 percent) and Sales (30 percent).
Company rating is determined based solely on Company performance for NEOs other than business unit or group presidents, whose Company ratings are based on business unit or group results (80 percent) and Darden results (20 percent).
		Performance based: Award opportunities range from zero to above median for compensation peer group of companies.	Company performance and individual performance.
Long-term Incentives (LTI)
To drive value creation for shareholders over the long-term.
Provides at-risk performance pay opportunity for long-term performance.
A combination of PSUs (1/3 of LTI grant value) and options (2/3 of LTI grant value) for officers.
Stock Options drive TSR over the long-term (10 years).
PSUs drive sales and EPS growth over intermediate term (3 - 5 years).
		Performance based: Award opportunities range from zero to above median for compensation peer group of companies.	Rewards overall Company performance.
Perquisites
To provide competitive total rewards and to deliver value beyond the cash equivalent value of the benefit delivered.
All of our NEOs receive an annual physical examination, a limited allowance toward a Company car, an annual financial counseling benefit and limited use of corporate aircraft for business-related travel that is considered personal under the tax rules.
		Approximately the median of compensation peer group of companies.	Reinforces our goal of creating a culture that is a special place to be.
Retirement, Savings and Health Benefits
To provide competitive retirement and health benefits to our employees.
Our NEOs participate in the same benefit plans made available to our U.S. employees who meet the IRS definition of highly compensated employee ($115,000 for 2013).
		Approximately the median of compensation peer group of companies.	Provides a level of financial protection in event of illness, disability or death and provides a reasonable level of retirement income based on years of service and Company performance.

Base Salary
We provide competitive base salaries to our NEOs in recognition of their job responsibilities. In addition to external competitive market data (what our peer companies pay for similar positions), we consider individual work experience, leadership, knowledge and internal parity among those performing like jobs when setting salary levels. Annual salary increases are primarily driven by individual performance and market adjustments based on the relative position of the individual's salary to market data.

Annual Incentives
We establish competitive annual performance bonus opportunities as a percent of salary for our NEOs that:

•	Motivate attainment of annual financial goals,

•	Link annual cash compensation to achievement of key business objectives, which includes business unit/brand and overall Company performance, and

•	Reward individual performance and contribution.

Our NEOs participate in the Management and Professional Incentive Plan (MIP), an annual incentive plan. The MIP requires that the Company have consolidated earnings for the fiscal year in order for awards to be made for that year. Assuming that condition is satisfied, the Committee has the discretion to establish the elements used to determine annual incentive awards and payments, if any, to be made, subject to certain limitations. The maximum awards payable for any plan year to any individual MIP participant may not exceed two tenths of one percent (0.2 percent) of the Company's annual sales for the year. The Committee determines awards after considering such matters as it deems relevant. The bonus amounts actually paid to our NEOs are based on both individual and Company performance, as described on pages 49 - 52 and 55 - 56.

Long-term Incentives
We establish LTI opportunities as a dollar value for our NEOs that:

•
Motivate achievement of our objective of winning financially, which involves delivering competitively superior earnings and sales performance annually and building value for shareholders over the long term;

•	Vary in the size of award, based primarily on individual performance; and

•	Vary in the ultimate actual value of the awards based on:

◦	The degree to which long-term operational goals are attained; and

◦	The Company's return to shareholders as measured by the Company's stock price.

We deliver LTIs to our NEOs using two types of equity awards to provide an appropriate balance of incentives between intermediate term (3 year) performance and longer term (10 year) performance. Two-thirds of the LTI grant value is delivered in options, which have value only if there is an increase in value recognized by our shareholders over the longer term. The remaining one-third of the LTI grant value is delivered in PSUs, which focus our executives on sustained profitable sales growth. This mix of options and PSUs supports our pay-for-performance objective by tying vested awards to stock price appreciation and, in the case of PSUs, the achievement of financial metrics that are key drivers of long-term shareholder value creation.

We granted our NEOs the following long-term incentives in fiscal 2013:

•
Stock options, with an exercise price equal to the closing price of our common stock on the grant date and which vest 50 percent on the third and fourth anniversary of the grant and expire ten years from the grant date.

•
PSUs, which are paid in cash after the end of a three-year performance period and are determined by multiplying the number of PSUs granted by the average level of achievement of the goals (to determine the number of PSUs earned) and multiplying that result by the Company's closing stock price on the vesting date. Actual awards (excluding dividends) may range from 0 percent to 150 percent of the PSUs granted. PSUs receive no dividend equivalents on unearned or unvested units and are earned based on performance against the following metrics, weighted equally:

◦	Sales: operational sales growth for each year of the performance period; and

◦	EPS: diluted net EPS growth for each year of the performance period.

In addition, PSU awards provide for pro-rata vesting upon early retirement (after attainment of age 55 with 10 years of service); involuntary termination of employment after an individual's age and service is at least equal to 70 years; or disability; and for full vesting if, within two years following a “change of control” of the Company, an individual is terminated involuntarily without cause or voluntarily terminates with “good reason” (where such terms are defined in the PSUs in a manner that is substantially similar to the definition of those terms in our Management Continuity Agreements, as explained in more detail under the heading “Payments Made Upon a Change of Control” on page 67).

In fiscal 2013, our NEOs achieved vesting of PSUs granted in 2008, the last PSUs granted under our former PSU program, which had a five-year performance and vesting period. At target performance, 20 percent of the PSUs granted in 2008 would have vested in fiscal 2013 based on fiscal 2013 sales and EPS growth achievement against targets.

For fiscal 2013, our diluted net EPS growth and sales growth were below targets. As a result, the PSUs granted in 2008 vested at 8% of target, which translates into a payout of 1.6% (8 percent of the 20 percent target). The PSUs granted in 2010 also vested at the end of fiscal 2013, and vesting was 65 percent of target based on an average of our achievement of target in fiscal 2011 (120 percent of target), fiscal 2012 (67 percent of target), and fiscal 2013 (8 percent of target).

Perquisites
We provide limited perquisites to our NEOs that we believe are appropriate to enable business continuity and minimize work distractions, which include an annual physical examination, and a limited allowance toward a Company car, an annual financial counseling benefit, and miscellaneous expenses. We do not provide executive medical, health or insurance programs. Our executives participate in the broad-based health and insurance plans available to our U.S. employees.

Other Benefits
Our NEOs receive the same employee benefits provided to other salaried U.S. employees. These benefits include:

•
Non-Qualified Deferred Compensation Plans. Our NEOs participate in the non-qualified FlexComp Plan and are not eligible to participate in Darden's qualified plans. The FlexComp Plan allows participants to defer receipt of up to 25 percent of their base salaries and up to 100 percent of their annual incentive compensation. Amounts deferred under the FlexComp Plan are payable in cash on a date in the future. Distributions are normally made in the form of a single sum cash payment. Participants may also elect to receive 5-year or 10-year installment payments. We make contributions into the Plan for our NEOs in place of benefits under our qualified retirement and savings plans. These Company contributions are distributed upon the participant's retirement or termination of employment. The Company contributions consist of two components: a matching contribution ranging from 1.5 percent to 7.2 percent of the employee's base salary plus annual cash incentive earned during the fiscal year, based on Company performance, and a fixed amount. The fixed amount for our CEO, Mr. Otis and Mr. Lee is 4 percent of their annual cash compensation. For Messrs. Madsen, Richmond and Pickens, who were hired before June 25, 2000, the fixed contribution is based on age and years of service and ranges from 12 percent to 18 percent of annual cash compensation. The FlexComp Plan does not have a guaranteed rate of return or guaranteed retirement benefit. Our contributions for the NEOs in fiscal 2013 are included in the “All Other Compensation” column of the Summary Compensation Table.

•
Qualified Retirement Plans. None of our NEOs are currently active participants in the Retirement Income Plan, a qualified retirement plan sponsored by us. Mr. Richmond participated in the Retirement Income Plan prior to attaining his current position and prior to implementation of the FlexComp Plan and he will receive benefits upon retirement. The Retirement Income Plan is funded from a pension trust maintained by us.

•
Qualified Darden Savings Plans. The Darden Savings Plan is the Company's qualified savings plan and provides eligible employees with automatic savings through payroll deduction, company matching contributions, deferral of income through before-tax contributions, and a choice of investment funds. Messrs. Richmond and Pickens participated in the Darden Savings Plan prior to assuming their current positions and prior to implementation of the FlexComp Plan. Mr. Lee has a balance due to the merger of the RARE 401(k) plan into the Darden Plan. Although they can no longer make contributions to the Plan, Messrs. Richmond, Pickens and Lee have vested benefits in the Darden Savings Plan as of May 27, 2013 of $291,299, $38,328, and $18,328, respectively.

Compensation Decisions for Fiscal 2013 Performance
While fiscal 2013 was a year of significant strategic transition and progress, it was also a year in which sales and earnings growth were below target. During fiscal 2013, diluted net EPS from continuing operations declined 12.3 percent. Excluding costs associated with acquisition of Yard House USA, Inc., which is the measure used in our MIP bonus calculation, diluted net EPS declined 9.8 percent. During fiscal 2013, we delivered total sales growth of 6.9 percent. Excluding sales from Yard House USA, Inc., which is the measure used in our MIP bonus calculation, sales growth was 3.7 percent.

Financial Objective	Goal	Fiscal 2013 Results
2013 Diluted Net EPS Growth *	11.7 percent	(9.8) percent
Net Sales Growth **	9.8 percent	3.7 percent
* Excluding costs associated with the Yard House USA, Inc. acquisition.
** Excluding sales relating to Yard House USA, Inc.

Fiscal 2013 results on these corporate performance measures translated into a 0.22 Corporate Performance Rating, which reflects 16 percent achievement of the target bonus.

Corporate Performance Measures	Fiscal 2013 Corporate Performance Results	Fiscal 2013 Corporate Performance Ratings	Corporate Performance Rating as a Percentage of Target
Diluted Net EPS Growth (weighted 70 percent)	(9.8) percent	0.31	22.0 percent
Net Sales Growth (weighted 30 percent)	3.7 percent	0.00	0.0 percent

Performance Metric	Weighting
Corporate
Diluted Net EPS Growth	70 percent
Net Sales Growth	30 percent
Business Unit - Specialty Restaurant Group ("SRG") or Red Lobster business unit
Operating Profit Growth - Business unit or group	70 percent
Net Sales Growth - Business unit or group	30 percent

The Company's annual Corporate Performance Ratings can vary significantly based on the Company's performance in the fiscal year. One way to assess how difficult or likely it would be for the Company to achieve incentive goals is to look at historical results. From the Company's first year as a public company (fiscal 1995) through fiscal 2013, Corporate Performance Ratings have ranged from 0.22 (16 percent achievement of target) to 2.00 (143 percent achievement of target). Over this 19-year period, the annual Corporate Performance Ratings has averaged 1.35 (96 percent achievement of target).

CEO Pay

Clarence Otis, Jr. assumed the role of Chief Executive Officer (CEO) in November 2004 and the additional role of Chairman of the Board in November 2005. Mr. Otis has been with the Company for 18 years, following 11 years of experience in the financial services industry. Mr. Otis continues our practice of developing and promoting leaders from within our Company.
Company Performance
The Board based its assessment of Mr. Otis primarily on the evaluation of Company performance as summarized on pages 41 and 49 - 50.

Individual Performance
In addition to Company performance, our CEO was evaluated by the Committee for his individual performance against his annual individual goals, which were approved by the Committee early in fiscal 2013. The goal setting process is defined in pages 55 - 56, where Financial, Guest, Employee and Process Excellence objectives and success measures are defined. Written evaluations from each non-employee member of the Board, for his performance were obtained and reviewed. And, as part of the process, our CEO provides a self-assessment. The Committee discusses the CEO's self-assessment as well as the Committee members' and all other independent Board members' assessments of his performance in an executive session at which the CEO is not present. In a year with challenging macro-economic and competitive pressures, Mr. Otis drove the strategic repositioning of the Company, however, as noted above, the Company's financial performance was disappointing and this performance was the primary driver of Mr. Otis's assessment.

Compensation Decisions
Working with the Committee's consultant, the Committee determines and recommends to the other independent directors for approval, the CEO's base salary, annual incentive plan payment under the MIP (consistent with the terms of such plan) and long-term incentive program awards.

Please see pages 41 and 53 - 54 for a description of the assessment of Company performance and how Company Performance Ratings are determined.

As reported in last year's proxy, in July 2012 the Committee increased the CEO's salary by 3.25 percent to $1,176,000 in light of his contribution to our Company's success, his leadership and a review of market data. This salary increase occurred in fiscal 2013 and is reflected in the Summary Compensation Table on page 59.

The Committee also reviewed actual salary levels for NEOs and determined fiscal 2014 base salary increases. In determining these salary adjustments, the Committee considered the market analysis provided by the Committee's consultant, the position of each NEO's salary within the respective base salary target range, and the individual performance rating. The independent directors determined the performance rating for the CEO based on the Committee's recommendation. In June 2013, the Committee increased the CEO's salary by 3.0 percent to $1,211,300 in light of our CEO's leadership and a review of the market data. This salary will be reflected in next year's Summary Compensation Table.

The calculated annual MIP bonus for our CEO was equal to 23 percent of his base salary based on performance relative to his individual and business objectives. Given the magnitude of our shortfall to our earnings and sales targets for the year, our CEO elected to forgo his MIP bonus for fiscal year 2013. The calculated amount that would have otherwise been awarded to our CEO is included in footnote 7 to the Summary Compensation Table. The LTI grant for fiscal 2013 (made in July 2012) for our CEO is included in the table entitled "Grants of Plan-Based Awards for Fiscal 2013."

Realizable CEO Pay Compared to TSR
Our below target financial performance in fiscal 2013 put downward pressure on our TSR and our performance is reflected in the compensation delivered to our CEO (and our other NEOs). The alignment over time between our CEO's compensation and our Company's performance as measured by TSR is illustrated in the graph below. It shows average annual compensation for our CEO for the three most recent three-year performance periods compared to our Company's average annual TSR for those performance periods. Realizable pay is computed as our CEO's reported pay, which includes actual annual base salary and actual annual bonus plus his long-term incentive awards valued using the Company's stock price on the last trading day of each three-year period. Realizable pay is an additional reference point to illustrate the value our CEO can realize from his equity awards as of the end of each fiscal year. This value will be higher or lower than the grant date value reflected in the Summary Compensation Table depending on the price of our common stock at the end of each fiscal year. We show realizable pay below because we believe it provides additional information on the compensation our CEO has (base salary and MIP bonus) and could (LTI) receive.

CEO's Average Annual Target and Realizable Pay and Darden's Average Annual Total Shareholder Return
for the Most Recent 3-Year Performance Periods

(in Millions)	FY2009	FY2010	FY2011	FY2012	FY2013	Annual CAGR
Market Capitalization	$4,960	$6,032	$6,947	$6,826	$6,858	8.4 percent
Sales	$7,218	$7,113	$7,500	$7,999	$8,552	4.3 percent

Notes:
Realizable pay is calculated as our CEO's reported pay, which includes actual annual base salary and actual annual bonus plus his annual long-term incentive award valued using the Company's stock price on the last trading day of the three-year period (Option values reflect the spread value of awards granted within the three-year period. PSU values are based on awards granted within the three-year period and their value reflects the actual shares that were earned if the performance period was completed within that three year period otherwise the target number of shares were used.)
The increase in target pay across the performance periods shown reflects the meaningful increase in the Company's market capitalization and sales over time and the resulting effects on competitive benchmarks.

Other Named Executive Officer Pay.

Andrew H. Madsen, our President and Chief Operating Officer (COO), contributed to the Company's performance as a member of the Executive and Operating Teams and a member of the Company's Board of Directors. Mr. Madsen has been COO since November 2004 and has been with the Company for 15 years, following 17 years of consumer marketing and general management experience, including 13 years with General Mills, Inc., our former parent company.
Based on the assessment of his performance for fiscal 2013, the Board awarded Mr. Madsen an annual MIP bonus award of $139,271. The LTI grant for fiscal 2013 (made in July 2012) for our COO is included in the table entitled "Grants of Plan-Based Awards for Fiscal 2013. As reported in last year's proxy, in July 2012 the Board increased Mr. Madsen's salary by 3.25 percent. This salary increase occurred in fiscal 2013 and is reflected in the Summary Compensation Table on page 59. In June 2013, the Committee increased the COO's salary by 2 percent to $866,200. This salary will be reflected in next year's Summary Compensation Table.
C. Bradford Richmond, has been our Senior Vice President and Chief Financial Officer (CFO) since December 2006. He has been with the Company for 30 years.
Eugene I. Lee, Jr., has been our President of Specialty Restaurant Group since October 2007, when Darden acquired RARE, and formerly was President and Chief Operating Officer for RARE. Mr. Lee was with RARE for 11 years and has more than 20 years of restaurant experience, including 11 years with General Mills, Inc., our former parent company.
David T. Pickens, has been our Chief Restaurant Operations Officer since July 2013. From June 2011 until July 2013, including all of fiscal 2013, he was our President, Red Lobster, and we discuss his compensation in that role here. Prior to June 2011, Mr. Pickens was our President of Olive Garden from December 2004 to June 2011. Mr. Pickens has been with the Company for 40 years.
Based on the assessment of their individual and business unit performance for fiscal 2013, the Committee awarded Messrs. Richmond, Lee and Pickens annual MIP bonus awards of $77,100, $255,732, and $14,083, respectively. The LTI grants for fiscal 2013 (made in July 2012) for our NEOs are included in the table entitled "Grants of Plan-Based Awards for Fiscal 2013." As reported in last year's proxy, in July 2012 the Committee increased Mr. Richmond's and Mr. Lee's salaries by 3.25 percent and Mr. Pickens's salary by 1.6 percent. These salary increases occurred in fiscal 2013 and are reflected in the Summary Compensation Table on page 59. In June 2013, the Committee increased Messrs. Richmond's, Lee's and Pickens's salaries by 2 percent (to $544,900), 1.5 percent (to $577,500) and 2 percent (to $574,600), respectively. These salaries will be reflected in next year's Summary Compensation Table.

Setting Compensation and Performance Targets
The Committee uses a compensation peer group to assess the competitiveness of the compensation of our NEOs. We benchmark financial performance using the S&P 500. When we set performance targets for diluted net EPS and net sales growth, we take the S&P 500 competitive set and the projected industry sales growth into consideration. Please see page 44 for more information about how our Company's TSR compares to the TSR delivered by the S&P 500.

Setting Performance Targets
At the beginning of each fiscal year, the Committee choses financial measures and establishes a grid for each measure that is used to determine both annual incentive and long-term incentive awards for the NEOs.

The target setting process for our annual and our long-term incentive programs is informed by what we project to be the TSR for the 75th percentile of the S&P 500. Our process also uses industry benchmarks, focusing on the casual dining and fine dining segments and on such metrics as historical and projected same restaurant sales and guest counts. This process is grounded in, and the Company's diluted net EPS and sales targets for fiscal 2013 were established in part based on, a model that relies heavily on cash flow return on invested capital. The process and measures used in fiscal 2013 (net sales growth and diluted net EPS growth) were also used to establish the Company's targets for fiscal 2014.

For the annual incentive awards, Darden's net sales growth is weighted 30 percent and Darden's diluted net EPS growth is weighted 70 percent. For PSUs, Darden's net sales growth is weighted 50 percent and Darden's diluted net EPS growth is weighted 50 percent.

Performance against grids based on these measures drives 100 percent of the Corporate Performance Rating for the CEO, COO and CFO and 20 percent of the Corporate Performance Rating for the President of the Specialty Restaurant Group and the President, Red Lobster. To drive appropriate accountability within our business units and group, the remaining 80 percent of the Corporate Performance Rating for the President of the Specialty Restaurant Group and the President of Red Lobster, is tied to the operating profit and sales growth results of the Specialty Restaurant Group and Red Lobster, respectively.

Compensation Peer Group
To assure that our Total Rewards Program is appropriately competitive in the labor marketplace, the Committee, with the assistance of management and Towers Watson, compares our total reward levels to the total reward levels of the companies in our compensation peer group. The Committee reviews the list of companies included in our compensation peer group from time to time. These companies were identified through consultation with the Committee's independent consultant, Towers Watson. The Compensation Peer Group is comprised of companies in restaurant, retail, hospitality and branded consumer goods industries that meet one or more of the following criteria:

•	Industry competitors in the dining space;

•	Direct competitors for executive talent;

•	Companies with similar business dynamics, geographic dispersion, workforce demographics, brand equity and company culture; and

•	Companies with revenues typically in the range of 50 percent to 200 percent of Darden's revenues.

Companies in Our Compensation Peer Group

Restaurant	Retail	Hospitality	Consumer Packaged Goods
Bob Evans Farms Inc.	Abercrombie & Fitch Co.	Carnival Corporation	Campbell Soup Co.
Chipotle Mexican Grill, Inc.	Gap, Inc.	Hyatt Hotels Corporation	The Clorox Company
Cracker Barrel Old Country Store, Inc.	Limited Brands, Inc.	Marriott International, Inc.	ConAgra Foods, Inc.
	The TJX Companies, Inc.	Royal Caribbean Cruises Ltd.	General Mills, Inc.
Domino's Pizza, Inc.	V.F. Corporation	Starwood Hotels & Resorts Worldwide Inc.	H. J. Heinz Company
Jack-in-the-Box, Inc.			The Hershey Company
McDonald's Corp.		Wyndham Worldwide Corporation	Kellogg Company
Papa John's International Inc.
Starbucks Corporation
The Cheesecake Factory Incorporated
The Wendy's Company
YUM! Brands, Inc.

Setting Compensation Targets
The Committee regularly reviews each element of compensation and annually reviews the details of each executive officer's compensation. The Committee also determines Total Rewards packages for new executive officers when they are hired. All rewards are measured in the context of our Total Rewards philosophy. The Committee considers input from its independent consultant, Towers Watson, throughout this process.

With input from its independent consultant, the Committee regularly reviews market reward levels to determine if the rewards for our officers remain at the targeted levels and makes adjustments when appropriate. This assessment includes evaluation of our Total Rewards Program against a peer group of companies. The Committee assesses the data by reviewing positions with comparable complexity and scope of responsibility to the positions at our Company. In fiscal 2013, the Committee evaluated base salary levels, target annual incentive levels and target long-term incentive levels for our NEOs based on market data and benchmarking information provided by Towers Watson that reflected the Company's peer group.

No changes were made to the compensation structures for our NEOs based on a determination that the salary ranges, annual incentive targets and long-term incentive targets were aligned with market compensation levels for these positions at companies in our peer group.

2013 Pay Mix at Target
Our Total Rewards Program supports our philosophy of aligning incentive compensation with performance and designing incentive opportunities that drive business strategy and creation of long-term value for shareholders by rewarding sustained strong profitable sales growth and top quartile S&P 500 TSR. They are also designed to facilitate achieving results the right way, which to us means doing so while practicing leadership behaviors that contribute to making the Company a special place.

Between 73 percent and 84 percent of total direct compensation, at target performance, for our NEOs for fiscal 2013 is tied to performance, as shown below.

NEO Total Direct Compensation at Target Performance

37%
18%
29%
16%
33%
16%
29%
22%
32%
16%
27%
25%
30%
15%
28%
27%
Stock Options
Performance Stock Units
Annual Incentive
Base Salary
CEO Pay Mix at Target
COO Pay Mix at Target
CFO Pay Mix at Target
President, RL and President, SRG Pay Mix at Target

Compensation Decision Process
The Committee, comprised solely of independent members of the Board, regularly reviews each element of compensation and annually reviews the details of each executive officer's compensation. The Committee considers input from its independent consultant, Towers Watson, throughout this process. Please see pages 41 and 53 - 54 for a description of the assessment of Company performance and how Company Performance Ratings are determined.

Individual Performance Assessment
We believe executives should have a high percentage of variable total compensation to help ensure that their interests are aligned with those of our shareholders. Annual and long-term incentives are designed to reward executives primarily for the achievement of financial objectives. However, individual payout and grant levels are also influenced by the factors listed below, for which no specific goals or weightings are assigned:

•	Potential impact the individual may make on our Company now and in the future;

•	Internal pay relativity;

•	Level of experience and skill;

•	Individual performance compared with individual performance and leadership goals set annually;

•	Market competitive compensation rates for similar positions; and

•	Need to attract and retain executive talent.

The Committee is responsible for reviewing all rewards paid to our executive officers and for approving the awards to our executive officers, except our CEO and COO, whose awards are approved by the independent directors of the Board based on recommendations by the Committee. Please see the CEO Pay section on pages 50 - 52 for a description of the process used to determine CEO compensation.

For our other NEOs, the CEO provides the Committee with his assessment of the performance of the other executive officers including the COO, and his compensation recommendations. The Committee, with the CEO present, discusses each executive officer's performance, including how the CEO's compensation recommendations compare to the market pay levels of the compensation peer group and to the compensation levels of the other executive officers at the Company. The Committee then approves or modifies the CEO's recommendations, with the exception of the recommendations for the COO, which are approved or modified by the independent directors of the Board based on recommendations by the Committee.

The individual performance ratings for our NEOs are approved by the Committee, and in the case of the CEO and COO, by the independent members of the Board. Individual performance ratings are based on both the achievement of specific annual objectives (the “what”) and the leadership behaviors the individual demonstrated in achieving the objectives (the “how”). The objectives are based on unique contributions an individual is expected to make to the Company as a result of his or her position, expertise and experience. Individual objectives fall into four categories: financial, guest, employee and process excellence; the rating on these objectives comprises 60 percent of each officer's individual performance rating.

The remaining 40 percent of each officer's individual performance rating is based on how the officer accomplished the objectives, measured against a set of critical leadership behaviors and skills linked to job success, career growth, and business success. Our leadership behaviors fall into four categories: people leadership, personal leadership, business leadership and results leadership; leadership behaviors are evaluated by the employee's manager on a five-point scale.

Governance of Executive Compensation
The Committee is responsible for the executive Total Rewards Program design and decision-making process. The Committee solicits input from the independent members of the Board, the CEO and other members of management, and its independent compensation consultant to assist with its responsibilities. The following summarizes the roles of each of the key participants in the executive compensation decision-making process.

Compensation Committee

•	Acts on behalf of the Board by setting the principles that guide the design of our compensation and benefits programs.

•	Sets the executive compensation philosophy and composition of the executive Compensation Peer Group.

•	Approves the setting of competitive compensation target levels.

•	Sets compensation programs and principles that are designed to link executive pay with Company and individual performance.

•	Recommends CEO and COO compensation to the Board.

•	Reviews and approves compensation decisions recommended by the CEO for each of the other NEOs.

•	Reviews eligibility criteria and award guidelines for the corporate-wide Total Rewards Programs in which the NEOs participate.

Independent Members of the Board of Directors

•	Participate in the performance assessment of the CEO.

•	Approve the CEO's and COO's compensation.

CEO

•	Reviews and presents to the Committee the performance assessments and compensation recommendations for each of the other NEOs.

Independent Compensation Consultant
The Committee has engaged Towers Watson as its independent consultant to advise it on executive compensation matters. By the terms of its charter, only the Committee may retain or dismiss its advisors and consultants and approve their compensation. These advisors and consultants report directly to the Committee. The Company is responsible for the cost of the Committee's consultants and supports their work. Towers Watson may communicate with our employees as necessary, but Towers Watson may not perform any work for the Company other than for the Committee. In fiscal 2013, the independent compensation consultant:

•	Attended all Committee meetings, at the request of the Committee.

•	Advised the Committee on market trends, regulatory developments and issues and how they may impact our executive compensation programs.

•	Reviewed the compensation strategy and executive compensation programs to ensure the linkage between pay and performance.

•	Provided external benchmarking data and market analyses on executive total reward levels and programs to the Committee.

•	Advised the Committee on the appropriateness of executive rewards or actions under consideration.

As required under SEC rules, the Committee considered whether Towers Watson's work raised any conflicts of interest. Based on the information received from Towers Watson and other relevant considerations, the Committee concluded that the work of Towers Watson did not raise any conflicts of interest.

Other Executive Compensation Policies and Guidelines
Agreements
With the exception of management continuity agreements ("MCAs"), which are limited to a change of control of the Company, and an agreement with Mr. Lee, which contains more restrictive non-compete, non-solicitation and non-disclosure provisions, we do not have formal severance agreements or employment agreements with our NEOs. The intent of our MCAs is to encourage executives involved in managing the Company through a potential change of control transaction to remain focused on the interests of our shareholders. The agreements have a “double trigger” in which an executive receives payouts following a change of control only if the executive, within 24 months following the change of control, loses his or her job, or resigns for “good reason” such as a substantial diminution of job duties. The agreements do not contain a so-called “golden parachute” excise tax gross-up. The agreements define “change of control” to mean certain specific and objective events that the Committee determines would result in an actual transfer of control of the Company; they define the bonus component of severance payments as the average bonus paid to the executive in the three years prior to the change of control.

Our equity awards also have a “double trigger” in which stock options and other equity awards vest following a change of control only if the executive, within 24 months following the change of control, loses his or her job, or resigns for “good reason” such as a substantial diminution of job duties. “Change of control” is defined to mean certain specific and objective events that the Committee determines would result in an actual transfer of control of the Company.

We entered into an agreement with Mr. Lee dated August 13, 2007 in connection with the acquisition of RARE on October 1, 2007. The terms of Mr. Lee's agreement and the MCAs are more fully described in the section below entitled “Executive Compensation-Potential Payments Upon Termination or Change of Control.”

Stock Ownership Guidelines
In keeping with our objective of aligning our officers' interests with our shareholders' interests, we require our officers to hold equity in the Company equal in value to a designated multiple of their salaries. The following items in the officer's equity holdings are counted for this purpose: registered shares, restricted stock, PSUs, the spread value of vested stock options, and Darden stock or stock equivalents held under Darden's retirement plans.

The required ownership values vary based on the officer's level of responsibility. Our CEO is required to hold stock equal to six times his base salary. Our other NEOs are required to hold stock equal in value to four and a half times base salary.

All executive officers, including the CEO, generally must meet these levels within seven years of attaining their position, according to the following schedule: 10 percent of the stock ownership goal attained in year one, 20 percent in year two, 30 percent in year three, 40 percent in year four, 60 percent in year five, 80 percent in year six, and 100 percent in year seven. Each year, the Committee reviews officer ownership levels. At this time, our NEOs all meet or exceed their share ownership requirement.

Policy on Granting Equity Awards
Our equity awards policy provides that incentive equity grants to employees, including stock option grants, are made once per year and are effective on the last Wednesday in fiscal July. Stock option grants under our Bonus Option Replacement Program, where employees may elect to receive stock options in lieu of a portion of their bonus, are made on the last Wednesday in fiscal July, except in the case of our directors of operations where grants are made on the last day of each fiscal quarter on which the NYSE is open for trading. Any other interim or ad hoc equity awards such as retention awards, including stock option grants, are made effective on such date as the Committee, the Board or authorized individual approving the award may determine. The grant date for equity awards is never a date prior to approval. The exercise price of stock options is the fair market value of our common stock on the date of the grant as measured by the closing sales price of our common stock on the NYSE. All equity awards granted during fiscal 2013 were consistent with this policy.

Recoupment and Forfeiture of Compensation
We have adopted claw-back provisions which provide that an officer is required to repay performance-based rewards to the Company if he or she knowingly participates in a fraud that requires the Company to restate its financial statements. Performance-based rewards include annual incentive awards under our MIP, PSU awards and gains on stock option exercises.

Limited Use of Corporate Aircraft
In certain circumstances, our NEOs may have access to Company aircraft to attend board meetings of other companies for which they serve as directors. In those instances, income is imputed to and taxable to the NEO, and no tax gross-up is provided. In other limited situations, our NEOs and their spouses may travel on Company aircraft to attend events for a business-related purpose that is nevertheless characterized for tax purposes as personal use. In those instances, income is imputed to and taxable to the NEO. The Company does not provide any tax gross-up payments to NEOs.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors reviewed and discussed the Compensation Discussion and Analysis with Darden's management. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended May 26, 2013.
Respectfully submitted,
The Compensation Committee
Charles A. Ledsinger, Jr., Chair
Michael W. Barnes
Dr. Leonard L. Berry
Michael D. Rose

EXECUTIVE COMPENSATION
Summary Compensation Table
The table below summarizes the total compensation paid or earned by each of the NEOs for the fiscal years ended May 26, 2013, May 27, 2012 and May 29, 2011.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(1)(6)	Total
Clarence Otis, Jr.	2013	1,168,885	—	1,874,936	2,806,494	0 (7)	—	500,213	6,350,528
Chairman and	2012	1,126,654	—	1,950,904	3,192,123	1,438,174	—	376,402	8,084,257
Chief Executive Officer	2011	1,022,169	—	1,869,007	2,978,096	2,121,000	—	489,876	8,480,148

Andrew H. Madsen	2013	844,065	—	899,969	1,347,121	139,271	—	438,929	3,669,355
President and	2012	819,292	—	979,015	1,601,867	784,731	—	495,230	4,680,135
Chief Operating Officer	2011	791,596	—	937,910	1,494,465	1,231,900	—	580,660	5,036,531

C. Bradford Richmond	2013	530,988	—	468,722	701,624	77,100	—	200,149	1,978,583
Senior Vice President and	2012	515,481	—	443,399	725,484	394,806	—	209,932	2,289,102
Chief Financial Officer	2011	491,231	—	424,778	676,842	636,000	—	247,167	2,476,018

David T. Pickens	2013	561,569	—	433,602	649,029	14,083	—	245,988	1,904,271
Chief Restaurant Operations	2012	552,142	—	574,215	939,496	519,556	—	319,110	2,904,519
Officer	2011	533,512	—	451,859	719,994	493,200	—	291,027	2,489,592

Eugene I. Lee, Jr. (8)	2013	565,577	—	433,602	649,029	255,732	—	152,956	2,056,896
President, Specialty	2012	549,054	—	471,643	771,726	663,344	—	162,571	2,618,339
Restaurant Group	2011	530,523	—	451,859	719,994	776,300	—	195,752	2,674,428

(1)
Amounts reflect the actual base salary paid and incentives earned by the NEO in fiscal 2013, fiscal 2012 and fiscal 2011, including any deferred amounts reported in the Non-Qualified Deferred Compensation Table. We have a 52/53 week fiscal year ending the last Sunday in May. Our 2013, 2012 and 2011 fiscal years all had 52 weeks.

(2)
The Company made variable incentive payments for fiscal 2013, fiscal 2012 and fiscal 2011 based on achieving performance metrics that were established under the Company’s MIP. These incentive payments are reported in the “Non-Equity Incentive Plan Compensation” column of this table.

(3)
Amounts in these columns represent the grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”) for each of fiscal 2013, fiscal 2012 and fiscal 2011. The assumptions used in calculating these amounts in accordance with ASC Topic 718 are included in Note 1 (under the heading Stock-Based Compensation) to the Company’s audited financial statements included in the Company’s 2013 Annual Report to Shareholders. The PSUs granted in fiscal 2013 will vest after the 2015 fiscal year-end, based on our diluted net earnings per share and sales growth performance for fiscal 2013, 2014, and 2015. The grant value of PSUs is shown at target payout. Actual awards may range from 0 percent to 150 percent of the targeted incentive. For fiscal 2013, the following amounts represent the grant date fair value of PSU awards assuming achievement of maximum (150%) payout: Mr. Otis—$2,812,404; Mr. Madsen—$1,349,954; Mr. Richmond—$703,083; Mr. Pickens—$650,403; and Mr. Lee—$650,403.  For fiscal 2012, the following amounts represent the grant date fair value of PSU awards assuming achievement of maximum (150%) payout: Mr. Otis—$2,926,357; Mr. Madsen—$1,468,522 Mr. Richmond—$665,099; Mr. Pickens—$861,322; and Mr. Lee—$707,465. For fiscal 2011, the following amounts represent the grant date fair value of PSU awards assuming achievement of maximum (150%) payout: Mr. Otis—$2,803,510; Mr. Madsen—$1,406,864; Mr. Richmond—$637,167; Mr. Pickens—$677,788; and Mr. Lee—$677,788.

(4)
Amounts in this column are awards earned under the MIP for fiscal 2013, fiscal 2012 and fiscal 2011 and were determined based on the NEO’s actual salary earned, his annual incentive rate, which varies by position and level, his individual performance rating and his Company and/or unit performance rating, which is determined by performance against goals established at the beginning of each fiscal year. The grant of annual incentives under the MIP is described in greater detail in “Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Annual Incentives.”

(5)
Amounts deferred into the FlexComp Plan do not receive above market or preferential earnings, but rather receive rates of return that match the returns on the investment options available under the Darden Savings Plan as described under the heading “Non-Qualified Deferred Compensation.”

(6)	All Other Compensation for fiscal 2013 consists of the following amounts:

Name	Perks and Other Personal Benefits ($)(a)	Company Contributions to Defined Contribution Plans ($)(b)	Insurance Premiums ($)(c)	Dividends or Earnings on Stock or Option Awards ($)(d)	Other ($)(e)	Totals ($)
Clarence Otis, Jr.	114,251	72,822	10,374	301,959	807	500,213
Andrew H. Madsen	55,265	206,796	10,374	165,652	842	438,929
C. Bradford Richmond	17,247	102,341	8,366	70,792	1,403	200,149
David T. Pickens	28,235	127,967	10,374	79,412	—	245,988
Eugene I. Lee, Jr.	30,451	51,168	6,894	63,887	556	152,956

(a)
Includes the aggregate incremental costs to the Company for personal use of a Company car and Company aircraft, an annual executive physical, a limited allowance toward a Company car, financial counseling, and a nominal cash award in lieu of any other perquisites. None of these perquisites had a value exceeding the greater of $25,000 or 10 percent of total perquisites for an NEO except the value of aggregate incremental cost of the Company aircraft of $67,487 for Mr. Otis. Darden’s policy is to leverage Company aircraft for business and business-related travel. The value of the aggregate supplemental incremental cost of the Company aircraft shown above relates to attendance at external board meetings, executive development conferences and executive networking forums, which benefit Darden but are considered by the tax rules to be personal use. Darden does not allow use of the Company aircraft for leisure or vacation purposes. The Company calculates the aggregate incremental cost of the personal use of Company aircraft based on an hourly charge that includes the cost of fuel, trip-related maintenance, crew travel, onboard catering, landing and license fees and contract labor. Since the Company aircraft is primarily for business travel, we do not include the fixed costs that do not change based on usage such as pilots’ salaries, the cost to purchase the aircraft and the cost of maintenance not related to trips. Family members of executives and their invited guests occasionally fly on Company aircraft as additional passengers on business flights or on business-related flights that may be characterized as personal use. In those cases, the aggregate incremental cost to the Company for the family member or guest is de minimis.

(b)
Amounts in this column represent Company contributions made in August 2013 for fiscal 2013 Company performance under the FlexComp Plan, our non-qualified deferred compensation plan. Company contributions under the FlexComp Plan are deferred in accordance with participants’ elections pursuant to the terms of the FlexComp Plan. These Company contributions are included in the “All Other Compensation” column. Salary or bonus deferred by an NEO into the FlexComp Plan is reported in the “Salary” column or the “Non-Equity Incentive Plan Compensation” column.

(c)	Represents the cost to the Company for providing life insurance and long-term disability insurance.

(d)
Under the 2002 Plan, the NEOs received dividends or dividend equivalents for unvested awards of restricted stock, restricted stock units and PSUs. Since May 31, 2009, we have not paid current dividends on equity grants to our NEOs, but rather accrue them for payment when the awards or shares are earned and vested.

(e)	Each NEO, other than Mr. Pickens, received a non-cash award associated with the annual celebration for the Company’s top-performing general managers.

(7)	The actual fiscal 2013 MIP bonus approved by our Board for Mr. Otis was $270,012, but he had previously elected to forgo the award. See page 51.

(8) See “—Potential Payments Upon Termination of Change of Control—Agreement with Mr. Lee” below for information regarding the agreement between Mr. Lee and the Company in connection with the RARE acquisition.

Grants of Plan-Based Awards for Fiscal 2013
Management and Professional Incentive Plan. Annual and long-term incentive awards are granted by the Committee to executive officers under the MIP, and in the case of equity and equity-based awards, the 2002 Plan described below. Awards are a combination of cash, stock or stock-based awards, or PSUs. The criteria for awards pursuant to the MIP are described under “Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Annual Incentives” and “—Long-term Incentives.”
2002 Plan. The 2002 Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards and other stock and stock-based awards to employees, officers, consultants, advisors and independent directors providing services to the Company or any of our affiliates that the Committee determines is an eligible person. Up to an aggregate of 18,300,000 shares of our common stock can be issued pursuant to awards granted under the 2002 Plan, subject to adjustment pursuant to a stock split or other recapitalization in order to prevent dilution or enlargement of the benefits intended under the 2002 Plan. As of May 26, 2013, approximately 2,499,000 shares of common stock remained available for future awards under the 2002 Plan.
The following table sets forth certain information with respect to equity and non-equity plan-based awards granted during fiscal 2013 under the MIP and the 2002 Plan to each of the NEOs.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards (6)
	Grant Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Clarence Otis, Jr.	7/25/12	—	2,140,320	3,528,000	—	38,225	57,338	—	229,664	49.05	4,681,430
Andrew H. Madsen	7/25/12	—	1,159,158	1,910,700	—	18,348	27,522	—	110,239	49.05	2,247,090
C. Bradford Richmond	7/25/12	—	583,346	961,560	—	9,556	14,334	—	57,416	49.05	1,170,345
David T. Pickens	7/25/12	—	615,124	1,013,940	—	8,840	13,260	—	53,112	49.05	1,082,631
Eugene I. Lee, Jr.	7/25/12	—	621,348	1,024,200	—	8,840	13,260	—	53,112	49.05	1,082,631

(1)	The grants for Mr. Otis and Mr. Madsen were recommended by the Committee and approved by the independent members of the Board and the grants made to the other NEOs were approved by the Committee.

(2)
The amounts in these columns represent the potential annual cash incentive that may be earned under the MIP by each NEO. The annual ranges are calculated with the current salary and annual incentive rate for each NEO at the time of approval. Actual payouts to the NEOs based on fiscal 2013 performance are reported under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

(3)
The NEOs received grants of PSUs under the 2002 Plan. These units will vest only if certain performance thresholds relating to sales growth and diluted net earnings per share growth are achieved. The units have the ability to vest at the end of a three-year performance period. When performance exceeds targeted results, additional units vest; conversely, when performance is below targeted levels, fewer or no units vest. These PSUs are described more fully under the heading “Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Long-term Incentives.”

(4)	The NEOs received grants of non-qualified stock options under the 2002 Plan. These non-qualified stock options vest 50 percent on the third and fourth anniversaries of the grant date.

(5)
All options are granted with an exercise price equal to the fair market value of our common stock on the date of grant. Fair market value under the 2002 Plan has been determined by the Committee to be the closing price of the common stock on the NYSE as reported in the consolidated transaction reporting system on the grant date or, if such exchange is not open for trading on such date, on the most recent preceding date when such exchange is open for trading.

(6)	Assumptions used in the calculation of these amounts are included in Note 1 to the Company’s audited financial statements included in the Company’s 2013 Annual Report to Shareholders.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the total outstanding equity awards as of May 26, 2013 for each of the NEOs.

	Option Awards (1)					Stock Awards
						Restricted Stock		PSU Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock Held That Have Not Vested ($)(2)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Clarence Otis, Jr.	6/15/2004	80,000	—	21.16	6/15/2014
	11/29/2004	75,000	—	27.22	11/29/2014
	6/16/2005	175,000	—	33.10	6/16/2015
	6/15/2006	152,711	—	35.81	6/15/2016
	7/25/2007	126,042	—	42.68	7/25/2017
	7/23/2008	234,481	—	33.44	7/23/2018
	7/29/2009	134,450	134,451	32.55	7/29/2019
	7/28/2010	—	211,943	42.58	7/28/2020
	7/27/2011	—	222,138	51.26	7/27/2021
	7/25/2012	—	229,664	49.05	7/25/2022
						18,660	985,808	130,394	6,888,715

Andrew H. Madsen	6/15/2004	70,000	—	21.16	6/15/2014
	11/29/2004	55,000	—	27.22	11/29/2014
	6/16/2005	145,000	—	33.10	6/16/2015
	6/15/2006	112,395	—	35.81	6/15/2016
	7/25/2007	92,767	—	42.68	7/25/2017
	7/23/2008	129,433	—	33.44	7/23/2018
	7/29/2009	67,470	67,470	32.55	7/29/2019
	7/28/2010	—	106,357	42.58	7/28/2020
	7/27/2011	—	111,473	51.26	7/27/2021
	7/25/2012	—	110,239	49.05	7/25/2022
						15,460	816,752	65,113	3,439,920

C. Bradford Richmond	6/15/2004	10,000	—	21.16	6/15/2014
	6/16/2005	20,750	—	33.10	6/16/2015
	6/15/2006	14,762	—	35.81	6/15/2016
	12/1/2006	23,114	—	40.04	12/1/2016
	7/25/2007	38,863	—	42.68	7/25/2017
	7/23/2008	58,620	—	33.44	7/23/2018
	7/29/2009	33,612	33,613	32.55	7/29/2019
	7/28/2010	—	48,169	42.58	7/28/2020
	7/27/2011	—	50,486	51.26	7/27/2021
	7/25/2012	—	57,416	49.05	7/25/2022
						2,234	118,022	30,736	1,623,783

	Option Awards (1)					Stock Awards
						Restricted Stock		PSU Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock Held That Have Not Vested ($)(2)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
David T. Pickens	6/15/2004	31,500	—	21.16	6/15/2014
	11/29/2004	30,000	—	27.22	11/29/2014
	6/16/2005	66,500	—	33.10	6/16/2015
	6/15/2006	59,430	—	35.81	6/15/2016
	7/25/2007	44,692	—	42.68	7/25/2017
	7/23/2008	62,357	—	33.44	7/23/2018
	7/29/2009	32,505	32,505	32.55	7/29/2019
	7/28/2010	—	51,240	42.58	7/28/2020
	7/27/2011	—	65,379	51.26	7/27/2021
	7/25/2012	—	53,112	49.05	7/25/2022
						7,249	382,965	33,371	1,762,990

Eugene I. Lee, Jr.	2/10/2004	3,305	—	30.60	2/10/2014
	10/1/2007	129,055	—	43.00	10/1/2017
	7/29/2009	32,482	32,482	32.55	7/29/2019
	7/28/2010	—	51,240	42.58	7/28/2020
	7/27/2011	—	53,704	51.26	7/27/2021
	7/25/2012	—	53,112	49.05	7/25/2022
						—	—	31,370	1,657,277

(1)
All option awards are non-qualified stock options that expire ten years from the date of grant. Except where noted, the vesting schedule for the non-qualified stock options granted to NEOs is 50 percent on the third and fourth anniversaries of the grant date. For Mr. Richmond, who became our CFO on December 1, 2006, the non-qualified stock option grants made prior to that date vested in thirds on the second, third and fourth anniversaries of the grant date. For Mr. Lee, options granted prior to October 1, 2007 appearing in the table are the result of options for RARE common stock that were converted into options for Darden common stock in connection with the RARE acquisition.

(2)
With the exception of Mr. Lee, all shares reflected in this column represent the awards of performance restricted stock granted in fiscal years 2003 through 2006. The performance restricted stock awards fully vest in ten years and have the opportunity to accelerate vesting in each of the first five anniversaries following the grant date when performance goals are achieved. The market value of the performance restricted stock awards is based on a per share value of $52.83, the closing market price of our common shares on the NYSE on May 24, 2013, the last trading day before the end of our fiscal year on May 26, 2013.

(3)
All units reflected in this column represent PSU awards granted in fiscal years 2009, 2011, 2012 and 2013. The terms of the PSU awards are more fully described in footnote 3 of the Grants of Plan-Based Awards table. The market value of outstanding stock awards is based on a per share (or unit) value of $52.83, the closing market price of our common shares on the NYSE on May 24, 2013, the last trading day before the end of our fiscal year on May 26, 2013.

Option Exercises and Stock Vested for Fiscal 2013
The following table summarizes the number of option awards exercised and restricted stock and stock-settled PSUs that vested during fiscal 2013 for each of the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Clarence Otis, Jr.	—	—	5,305	274,492
Andrew H. Madsen	80,000	2,976,256	4,186	216,523
C. Bradford Richmond	32,250	1,183,360	1,602	82,899
David T. Pickens	31,500	1,134,400	2,061	106,596
Eugene I. Lee, Jr.	62,357	1,435,951	—	—

(1)
The value realized equals: (i) in the case of cashless option exercises, where all shares issued on exercise of the option are immediately sold, the difference between the exercise price and the actual sales price of the shares, multiplied by the number of shares sold, and (ii) in the case of all other option exercises, the difference between the exercise price and the closing market price of our common stock on the NYSE on the date of exercise, multiplied by the number of shares acquired on exercise.

(2)	The value realized equals the closing market price of our common stock on the NYSE on the vesting date multiplied by the number of shares acquired on vesting.
Pension Benefits
Under the Retirement Income Plan (“RIP”), Mr. Richmond and Mr. Pickens will receive estimated monthly aggregate benefits at normal retirement of $361 and $1,434, respectively. Benefits are fixed because the NEOs no longer participate in the plans. All benefits are distributed in cash as monthly payments and are not eligible for lump sum distributions.
The table below shows the present value of accumulated benefits payable to each NEO, including the years of service credited to each NEO, under the RIP, determined using interest rate and mortality rate assumptions used in Note 17 to the Company’s audited financial statements included in the Company’s 2013 Annual Report to Shareholders. The number of credited service years shown below are fixed and do not reflect actual years of service as plan benefits are frozen. The accumulated benefit shown below is based on the highest benefit option which is “Single Life Annuity.” Other actuarially equivalent optional payouts include Joint and Survivor 50 percent, Joint and Survivor 100 percent, and Ten Year Certain. Early retirement benefits are available as early as age 55 at a reduced benefit level.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Clarence Otis, Jr.	—	—	—	—
Andrew H. Madsen	—	—	—	—
C. Bradford Richmond	Retirement Income Plan	7.10	34,205	—
David T. Pickens	Retirement Income Plan	15.70	160,555	—
Eugene I. Lee, Jr.	—	—	—	—

Our NEOs, along with other employees who are ineligible to participate in our qualified retirement plans, participate in the FlexComp Plan, which was designed to provide benefits in lieu of qualified retirement plans maintained by us and by General Mills, Inc., our former parent company. The FlexComp Plan is described under the heading “Non-Qualified Deferred Compensation” below.

Non-Qualified Deferred Compensation
We maintain the FlexComp Plan, a non-qualified deferred compensation plan, for our executive officers and certain employees who are not eligible to participate in the Darden Savings Plan.

The FlexComp Plan permits participating executive officers to defer receipt of up to 25 percent of their base salaries and up to 100 percent of their annual incentive compensation. Amounts deferred under the FlexComp Plan are payable in cash on the date or dates selected by the participant in accordance with the terms of the FlexComp Plan or on such other dates specified in the FlexComp Plan. Deferred amounts are credited with rates of return based on the performance of several investment alternatives (which mirror the returns credited in the Darden Savings Plan, the Company’s qualified 401(k) savings plan), as selected by the participant.
We also make certain contributions to executive officers’ accounts under the FlexComp Plan which are designed to provide benefits in lieu of qualified retirement and savings plans. Our executive officers, along with other employees who are ineligible to participate in our qualified retirement and savings plans, participate in the FlexComp Plan. One portion of our annual contribution to the FlexComp Plan ranges from 1.5 percent to 7.2 percent of the executive officer’s eligible annual earnings based on Company performance as described in “Compensation Discussion and Analysis—Elements of Our Executive Compensation Program—Non-Qualified Deferred Compensation Plans.” For executive officers hired on or prior to June 25, 2000, which includes all of the NEOs in the Summary Compensation Table except Mr. Otis and Mr. Lee, the second portion of our annual contribution ranges from 2 percent to 20 percent of the executive officer’s eligible annual earnings, based on the NEO’s age and, if applicable, the years of service during which the NEO was covered by our qualified retirement plan. Executive officers hired after June 25, 2000, receive an annual contribution of 4 percent of the executive officer’s eligible annual earnings in place of the age and service contributions. These contribution amounts are deferred in accordance with participants’ elections and the terms of the FlexComp Plan.
Participants may elect to have the contributions credited with rates of return based on several investment alternatives, which mirror the returns credited in the Darden Savings Plan. Except for the Darden Company Stock Fund, investment selections may be changed daily. The FlexComp Plan does not have a guaranteed rate of return or guaranteed retirement benefit. The table below shows the funds available under the Darden Savings Plan and their rate of return for the twelve months ended May 26, 2013 as reported by the administrator of the Darden Savings Plan.
Deferred amounts under the FlexComp Plan are generally paid following separation from employment and are normally made in the form of a single sum cash payment. Participants may also elect to be paid in the form of 5-year or 10-year annual installment payments.

Name of Fund	Rate of Return	Name of Fund	Rate of Return
TAMRO Small Cap Collective Trust	25.75%	Vanguard Target Retirement 2025	18.81%
American Funds EuroPacific Growth	25.55%	Vanguard Target Retirement 2030	20.93%
Darden Company Stock Fund	4.02%	Vanguard Target Retirement 2035	22.89%
Darden ESOP Stock Fund	4.16%	Vanguard Target Retirement 2040	23.99%
Davis New York Venture Institutional Trust R2	29.29%	Vanguard Target Retirement 2045	23.99%
Harbor Capital Appreciation (I)	18.13%	Vanguard Target Retirement 2050	24.06%
PIMCO Total Return Fund (I)	4.42%	Vanguard Target Retirement 2055	24.02%
RVST Stable Capital Fund II	1.58%	Vanguard Target Retirement 2060	23.99%
Vanguard Extended Market Index Signal	31.22%	Vanguard Target Retirement Income	7.51%
Vanguard Institutional Index Fund	27.24%	Vanguard Total Bond Market Index Signal	0.85%
Vanguard Target Retirement 2010	11.04%	Vanguard Total International Stock Index Signal	25.09%
Vanguard Target Retirement 2015	14.43%	Wellington Trust Mid Cap Opp Series 3	31.72%
Vanguard Target Retirement 2020	16.88%

The following table provides additional information concerning the FlexComp Plan account for each NEO, including the contributions by Darden to the FlexComp Plan during fiscal 2013 and the aggregate FlexComp balance as of the end of fiscal 2013 on May 26, 2013.

Name	Executive Contributions in Last FY ($) (1)	Company Contributions in Last FY ($) (2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at end of FY 2013 ($)
Clarence Otis, Jr.	—	215,446	581,481	—	4,957,571
Andrew H. Madsen	—	348,554	760,220	—	5,389,574
C. Bradford Richmond	30,819	162,577	504,800	—	2,858,140
David T. Pickens	—	251,635	337,136	—	2,728,214
Eugene I. Lee, Jr.	—	101,841	66,952	—	1,233,271

(1)	Reflects the deferred amounts for each of the NEOs which is reported as compensation to such NEO in the Summary Compensation Table under the “Salary” column.

(2)
Reflects the Company’s annual contribution to the FlexComp Plan made in July 2012 during fiscal 2013 for the account of the NEOs. The Company contributions made in July 2013 during fiscal 2014 are not reported in this table.

Potential Payments Upon Termination or Change of Control
Apart from the MCAs and an agreement with Mr. Lee and discussed below under “Payments Made Upon a Change of Control” and “Agreement with Mr. Lee,” the Company has not entered into any employment agreements with the NEOs. The following summarizes the potential payments to be made to NEOs upon termination of their employment or a change of control of the Company.
Payments Made Upon Any Termination of Employment. Regardless of the manner in which an NEO’s employment terminates, the NEO is entitled to receive amounts earned during the NEO’s term of employment. Such amounts include:

•	Accrued but unpaid base salary through the date of termination;

•	Long-term incentive grants for the most recently completed cycle;

•	Unreimbursed employment-related expenses and other benefits owed to the NEO under the Company’s employee benefit plans or policies;

•	Accrued but unpaid vacation; and

•	The NEO’s Darden Savings Plan and FlexComp Plan account balances.
These payments made upon termination do not differ from payments made upon termination to all employees. In addition, the NEO will continue to be able to exercise any vested stock options for a period of three months following termination of employment, or for a longer period if the NEO is eligible for early or normal retirement or in certain other situations described below.

Payments Made Upon Early Retirement. In the event of the early retirement of an NEO who has reached age 55 with ten or more years of service, in addition to the items identified under the heading “Payments Made Upon Any Termination of Employment”:

•	The NEO will be allowed to exercise any outstanding options granted prior to June 15, 2006 for the remainder of the original term;

•
The NEO will be entitled to receive a pro-rated share of each option granted from and after June 15, 2006, and be allowed to exercise such option for the lesser of five years or the remainder of the original term;

•	The NEO will continue to vest in grants of restricted stock for the remainder of the original term provided required deposit shares are held for grants made prior to June 2006;

•	The NEO will continue to vest in a pro-rated share of grants of PSUs granted after July 29, 2009 based on Company performance for the remainder of the original PSU performance period;

•	The NEO will be eligible to continue to receive health benefits through our retiree medical program, with a portion of the premiums paid by the NEO;

•	The Company will reimburse the NEO for up to one year’s allowance of financial planning services incurred in the subsequent year;

•	The NEO will be entitled to receive a distribution of any balance held under the qualified savings plan (the Darden Savings Plan) if applicable; and

•	The NEO will receive a monthly benefit under the qualified retirement plan (the “RIP”) if applicable.
Payments Made Upon Normal Retirement. In the event of the retirement of an NEO who has reached age 65 with five or more years of service, in addition to the items identified under the heading “Payments Made Upon Any Termination of Employment”:

•	The NEO will vest in all outstanding options and be allowed to exercise such options for the remainder of the original term;

•	The NEO will continue to vest in grants of restricted stock for the remainder of the original term provided required deposit shares are held for grants made prior to June 2006;

•	The NEO will continue to vest in grants of PSUs based on Company performance for the remainder of the original PSU performance period;

•	The NEO will be eligible to continue to receive health benefits through our retiree medical program, with a portion of the premiums paid by the NEO;

•	The Company will reimburse the NEO for up to one year’s allowance of financial planning services incurred in the subsequent year; and

•
The NEO will be entitled to receive a distribution of any balance held under the qualified savings plan (the Darden Savings Plan) if applicable, and will receive a monthly benefit under the RIP, if applicable.

Payments Made Upon Disability. The Company pays for long-term disability coverage for the NEOs and the amount paid for the insurance is included in the “All Other Compensation” column in the Summary Compensation Table. In the event of disability, the NEO will receive the items identified under the heading above “Payments Made Upon Any Termination of Employment.” In addition, the NEO is entitled to the following benefits, which are also available to employees with disability coverage:

•	Up to two-thirds of eligible pay with a maximum annual benefit of $180,000 payable to age 65;

•	Continued eligibility for group medical coverage; and

•	Continued life insurance and Company retirement contributions up to age 65.

Payments Made Upon Death. The Company pays for life insurance coverage for the NEOs and the amount paid for the insurance is included in the “All Other Compensation” column in the Summary Compensation Table. The life insurance benefit for the NEOs is equal to four times salary and bonus, with a maximum amount of coverage of $1,500,000. For accidental death, the benefit is twice the amount of the regular coverage with a maximum amount of coverage of $3,000,000. An additional $500,000 may be paid if death occurs while traveling on business. These benefits would be paid from term life insurance policies maintained by the Company. In the event of death, the estate of the NEO will receive the items identified under the heading above entitled “Payments Made Upon Any Termination of Employment.”
Stock options and restricted stock will vest pro-rata based on the number of full months completed in the vesting period and stock options will be exercisable for the remainder of the original term. Stock options, restricted stock, and PSUs granted on or after June 15, 2006 will vest in full and stock options granted on or after June 15, 2006 will be exercisable for the lesser of five years or the remainder of the original term.
Payments Made Upon Involuntary Termination Without Cause. In general, the Company may, but is not obligated to, provide separation pay and benefits to its employees in the event the employee is involuntarily terminated without cause or resignation. If provided, the separation pay and benefits available are generally contingent upon the Company receiving a general release of claims from the employee. In addition to the items identified under the heading above entitled “Payments Made Upon Any Termination of Employment,” such payments to an executive officer may include such severance benefits as the Company may determine to be appropriate under the specific circumstances.
If the executive’s age plus his years of service equals or exceeds 70 and the executive is involuntarily terminated without cause, accelerated vesting will be applied to a pro-rata portion of the outstanding stock options and PSUs granted on or after July 1, 2009. Stock options granted between March 21, 2001 and June 14, 2006 will be exercisable for the lesser of two years or the remainder of the original term; stock options granted on or after June 15, 2006 will be exercisable for the lesser of five years or the remainder of the original term.
Payments Made Upon a Change of Control. We have MCAs with all of our NEOs, which provide for severance payments equal to three times the amount of annual compensation (determined by the then-current base salary plus average cash bonus award during the preceding three years) and continuation of health and similar benefits for a three-year period if the executive officer is terminated without cause or voluntarily terminates employment with good reason within two years after a change of control. If the severance payments the executive officer would otherwise be entitled to receive would require the payment of excise taxes, then the amount of severance payments is reduced to the point that it eliminates by a margin of $1,000 any liability for such excise taxes, unless the severance payments provided under the agreement (with the executive bearing all responsibility for taxes) provides a net payment to the executive that is at least 10 percent higher than the net reduced amount. The MCAs provide for an initial two-year term, and are extended on each anniversary date for two years from the anniversary date, unless prior notice is given by us that the agreement will not be extended. Under the MCA, “Change of Control” means:

•
Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (i) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this section, the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by, controlling or under common control with the Company (an “Affiliated Company”) or (D) any business combination pursuant to a transaction where (i) all or substantially all of the beneficial owners of Outstanding Company Common Stock immediately prior to the business combination beneficially own more than 50% of the then-outstanding shares of common stock of the entity resulting from the business combination in substantially the same proportion as immediately prior to the business combination, (ii) no person beneficially owns 20% or more of the common stock of the entity resulting from the business combination, except to the extent that such ownership existed prior to the business combination, and (iii) at least a majority of the Board members of the entity resulting from the business combination were members of the incumbent Board at the time of the execution of the initial agreement or action of the board approving the business combination;

•
Individuals who, as of the effective date of the revised standard form of MCA, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date thereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

•
Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50 percent of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

•	Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Under the standard form of the MCAs, “Cause” means:

•
An act or acts of fraud or misappropriation on the executive officer’s part which result in or are intended to result in the executive officer’s personal enrichment at the expense of the Company and which constitute a criminal offense under state or federal laws; or

•	Conviction of the executive officer of a felony.

Under the standard form of the MCAs, “Good Reason” means, without the express written consent of the executive:

•
The assignment to the executive officer of any duties inconsistent in any substantial respect with the executive officer’s position, authority or responsibilities as in effect during the 90-day period immediately preceding the effective date of the agreement;

•	Any other substantial adverse change in such position (including titles), authority or responsibilities;

•
Any failure by the Company to furnish the executive officer with base salary, target annual bonus opportunity, long-term incentive opportunity or aggregate employee benefits at a level equal to or exceeding those received by the executive officer from the Company during the 90-day period preceding the effective date of the agreement, other than (i) an insubstantial and inadvertent failure remedied by the Company promptly after receipt of notice thereof given by the executive officer or (ii) with respect to aggregate employee benefits only, any failure resulting from an across-the-board reduction in employee benefits generally applicable to all similarly situated employees;

•
The Company’s requiring the executive officer to be based or to perform services at any office or location more than 30 miles from the office or location at which the executive officer was based as of immediately prior to the effective date of the agreement, except for travel reasonably required in the performance of the executive officer’s responsibilities;

•	Any failure by the Company to obtain the assumption and agreement to perform the agreement by a successor; or

•	Any failure by the Company to deposit amounts in the trust in accordance with the agreement.
We also have entered into trust agreements to provide for payments under the MCAs and our non-qualified deferred compensation plans, including the Director Compensation Plan, the MIP and the FlexComp Plan. Full funding is required upon a change of control of Darden. In addition, stock options, restricted stock, restricted stock units and PSUs issued under our stock plans are subject to accelerated vesting if we experience a change of control, as defined in those plans or related award agreements. The options will be exercisable for three months.
Agreement with Mr. Lee. We entered into an agreement with Mr. Lee dated August 13, 2007 in connection with the acquisition of RARE on October 1, 2007. The agreement extinguished most of Mr. Lee’s rights under his previous employment agreement with RARE, including the change in control provisions, but continued other provisions and confirmed the terms of his employment with Darden.
In consideration of benefits described in this paragraph, Mr. Lee relinquished his rights under his employment agreement with RARE; however, the non-competition, non-solicitation, and non-hire of employees and confidentiality covenants of his RARE agreement continue to apply during his employment with Darden and for specified periods thereafter. Specifically, he is subject to a non-solicitation of employees covenant and confidentiality covenant during his employment with Darden and for 24 months thereafter; and a non-competition covenant during his employment with Darden and for 18 months thereafter, and a non-hire of employees covenant during his employment with Darden and for 24 months thereafter. The agreement with Mr. Lee provides for benefits of an annual base salary of $500,000, an annual bonus opportunity under Darden’s MIP equal to 60 percent of base salary and an equity grant which had a grant date total value of $2,861,400 and is now vested.

The tables below reflect the amount of compensation payable to each of the NEOs under the current MCAs and the agreement with Mr. Lee in the event of termination of such executive officer’s employment upon voluntary termination, involuntary not-for-cause termination, termination for cause, termination following a change of control and in the event of death of the NEO. The amounts shown assume that such termination or change of control was effective as of May 26, 2013 and are estimates of the amounts that would be paid out to the executive officer upon their termination. The actual amounts to be paid out can only be determined at the time of such executive officer’s separation from the Company. Except for the fiscal 2013 MIP and FlexComp Plan award, the tables do not reflect earned amounts identified under the heading “Payments Made Upon Any Termination of Employment.” Items such as pension benefits payable under the qualified retirement plans and Darden Savings Plan or FlexComp Plan account balances are identified under the Pension Benefits Table and the Non-Qualified Deferred Compensation Table, respectively.

Benefits and Payments Upon Termination	Voluntary Termination ($)		Involuntary Not For Cause Termination ($)		Involuntary For Cause Termination ($)	Involuntary for Good Reason Termination (Change-in-Control) ($)		Death ($)
Clarence Otis, Jr.
FY13 MIP Bonus (1)	—		—		—	—		—
FY13 FlexComp (Retirement Contribution) (2)	72,822		72,822		72,822	72,822		72,822
Cash Severance Benefit	—		1,764,000		—	8,761,074		—
Accelerated Vesting of Stock-based Awards (3) (4)	9,455,846	(8)	9,455,846	(6)	—	13,494,970		13,266,936
Miscellaneous Benefits	—		—		—	371,780	(7)	1,500,000	(5)
Excise Tax Gross-Up	—		—		—	—		—
Andrew H. Madsen
FY13 MIP Bonus (1)	139,271		139,271		139,271	139,271		139,271
FY13 FlexComp (Retirement Contribution) (2)	206,796		206,796		206,796	206,796		206,796
Cash Severance Benefit	—		1,273,800		—	5,666,771		—
Accelerated Vesting of Stock-based Awards (3) (4)	4,960,872	(8)	4,960,872	(6)	—	7,056,918		6,712,927
Miscellaneous Benefits	—		—		—	776,416	(7)	1,500,000	(5)
Excise Tax Gross-Up	—		—		—	—		—
C. Bradford Richmond
FY13 MIP Bonus (1)	77,100		77,100		77,100	77,100		77,100
FY13 FlexComp (Retirement Contribution) (2)	102,341		102,341		102,341	102,341		102,341
Cash Severance Benefit	—		534,200		—	3,195,606		—
Accelerated Vesting of Stock-based Awards (3) (4)	—		3,629,859	(6)	—	3,102,192		3,134,112
Miscellaneous Benefits	—		—		—	605,837	(7)	1,500,000	(5)
Excise Tax Gross-Up	—		—		—	—		—
David T. Pickens
FY13 MIP Bonus (1)	14,083		14,083		14,083	14,083		14,083
FY13 FlexComp (Retirement Contribution) (2)	127,967		127,967		127,967	127,967		127,967
Cash Severance Benefit	—		844,950		—	3,445,456		—
Accelerated Vesting of Stock-based Awards (3) (4)	2,494,421	(8)	2,494,421	(6)	—	3,319,194		3,640,641
Miscellaneous Benefits	—		—		—	516,000	(7)	1,500,000	(5)
Excise Tax Gross-Up	—		—		—	—		—
Eugene I. Lee, Jr.
FY13 MIP Bonus (1)	255,732		255,732		255,732	255,732		255,732
FY13 FlexComp (Retirement Contribution) (2)	51,168		51,168		51,168	51,168		51,168
Cash Severance Benefit	—		853,500		—	3,737,944		—
Accelerated Vesting of Stock-based Awards (3) (4)	—				—	2,805,137		3,126,301
Miscellaneous Benefits	—		—		—	487,422	(7)	1,500,000	(5)
Excise Tax Gross-Up	—		—		—	—		—

(1)	Reflects the annual cash incentive, which is also included in the Summary Compensation Table.

(2)	Reflects the annual FlexComp Plan award for fiscal 2013 paid in August 2013, which is also included in the Summary Compensation Table.

(3)
This value equals the difference between the closing market price of $52.83 of our common stock on the NYSE on May 24, 2013, the last trading day before the end of our fiscal year on May 26, 2013, and the exercise price, multiplied by the number of option shares subject to accelerated vesting upon termination.

(4)	This value is calculated based on the closing market price of $52.83 of our common stock on the NYSE on May 24, 2013, the last trading day before the end of our fiscal year on May 26, 2013.

(5)
The maximum life insurance benefit for normal death is $1,500,000; for accidental death, the maximum is $3,000,000; and an additional $500,000 may be paid if death is attributable to death while traveling on business. These benefits would be paid from term life insurance policies.

(6)	This amount represents the value of awards that would receive accelerated vesting because the NEOs age plus years of service would equal or exceed 70 as of May 26, 2013.

(7)	Miscellaneous benefits include welfare and other continuation benefits, post-retiree medical benefits and FlexComp Plan benefits.

(8)	This amount represents the value of awards that would receive accelerated vesting because the NEOs qualify for early retirement (age 55 plus ten years of service) as of May 26, 2013.

AUDIT COMMITTEE REPORT
The Audit Committee. Our Audit Committee consists of six directors, each of whom is an independent director under our Corporate Governance Guidelines and as required by the NYSE listing standards and SEC regulations for audit committee membership. The Audit Committee acts under a written charter adopted by the Board, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee appoints our independent registered public accounting firm and is primarily responsible for:

•	The integrity of our financial statements;

•	Our compliance with legal and regulatory requirements;

•	The independent registered public accounting firm’s qualifications and independence; and

•	The performance of our internal audit function and independent registered public accounting firm.
Management is responsible for our internal controls, for the financial reporting process, and for providing a report assessing the effectiveness of our internal control over financial reporting. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and an independent audit of our internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
Audit Committee Report. The Audit Committee has reviewed and discussed the audited consolidated financial statements with our management and discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 114 as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from KPMG LLP, required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KMPG LLP its independence.
Based upon the reviews and discussions with management and KPMG LLP described above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended May 26, 2013 for filing with the SEC.
This report has been furnished by the members of the Audit Committee:
David H. Hughes, Chair
Christopher J. Fraleigh
Victoria D. Harker
Senator Connie Mack, III
Maria A. Sastre
William S. Simon

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
Fees
The following table sets forth the aggregate fees billed or estimated to be billed to us by KPMG LLP for fiscal 2013 and fiscal 2012:

	Fiscal 2013	Fiscal 2012
Audit Fees	$1,932,000	$1,820,000
Audit-Related Fees	114,000	129,000
Tax Fees	756,368	451,283
All Other Fees	63,188	1,650
Total Fees	$2,865,556	$2,401,933
Audit Fees consist of fees paid to KPMG LLP for the audit of our annual financial statements included in the Annual Report on Form 10-K, review of our interim financial statements included in our Quarterly Reports on Form 10-Q, and services normally provided by our accountants in connection with statutory and regulatory filings or engagements.
Audit-Related Fees consist of fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees. The services provided consisted in both years of audits of our employee benefit plans and the Darden Restaurants, Inc. Foundation.
Tax Fees in fiscal 2013 consisted of fees for tax compliance of $543,316 and tax consulting services of $213,052, and in fiscal 2012 consisted of fees for tax compliance of $415,814 and tax consulting services of $35,469.
All Other Fees consist of fees other than the services reported above. The services provided in fiscal 2013 consisted of information technology advisory outsourcing and a subscription to an accounting website, and in fiscal 2012 consisted of just a subscription to an accounting website.
Pre-Approval Policy
Pursuant to our policy on Pre-Approval of Audit and Non-Audit Services, we discourage the retention of our independent registered public accounting firm for non-audit services. We will not retain our independent registered public accounting firm for non-audit work unless:

•	In the opinion of senior management, the independent registered public accounting firm possesses unique knowledge or technical expertise that is superior to that of other potential providers;

•	The approvals of the Chair of the Audit Committee and the CFO are obtained prior to the retention; and

•	The retention will not affect the status of the independent registered public accounting firm as “independent accountants” under applicable rules of the SEC, Independence Standards Board and NYSE.
The details regarding any engagement of the independent registered public accounting firm for non-audit services are provided promptly to the full Audit Committee. During fiscal 2013 and fiscal 2012, all of the services provided by KPMG LLP for the services described above related to Audit-Related Fees, Tax Fees, and All Other Fees were pre-approved using the above procedures and none were provided pursuant to any waiver of the pre-approval requirement.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
Why did I receive a one-page Notice in the mail regarding the Availability of Proxy Materials this year instead of printed proxy materials?
In accordance with rules adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to our shareholders, we have elected to furnish such materials to our shareholders by providing access to these documents over the Internet. Accordingly, on August 6, 2013, we sent a Notice of Availability of Proxy Materials to our shareholders of record and beneficial owners. You have the ability to access the proxy materials on a website referred to in such Notice or request to receive a printed set of the proxy materials free of charge.
Who is entitled to vote?
Record holders of our common shares at the close of business on Monday, July 22, 2013 are entitled to one vote for each common share they own. On July 22, 2013, approximately 130,524,355 shares of common stock were outstanding and eligible to vote. The shares held in our treasury are not considered outstanding and will not be voted or considered present at the meeting. There is no cumulative voting.
How do I vote?
Before the meeting, if you are a shareholder of record, you may vote your shares in one of the following three ways:

•	By Internet, by going to the website shown on your proxy card or Notice of Availability of Proxy Materials and following the instructions for Internet voting set forth on such proxy card or Notice;

•	If you reside in the United States or Canada, by telephone at the number shown on your proxy card and following the instructions on such proxy card; or

•	If you received or requested printed copies of the proxy materials by mail, by completing, signing, dating and returning the proxy card.
Telephone and Internet voting facilities for shareholders of record will close at 11:59 p.m. EDST on September 17, 2013.
Please use only one of the three ways to vote. Please follow the directions on your proxy card or Notice of Availability of Proxy Materials carefully. The Florida Business Corporation Act provides that a shareholder may appoint a proxy by electronic transmission, so we believe that the Internet or telephone voting procedures available to shareholders are valid and consistent with the requirements of applicable law.
If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, we will vote your shares as you direct. You have two choices for each director nominee—FOR or WITHHOLD—and three choices for each other matter to be voted upon—FOR, AGAINST or ABSTAIN.
If you are a shareholder of record and do not specify on your returned proxy card or through the Internet or telephone prompts how you want to vote your shares, we will vote them FOR the election of each of the 13 director nominees set forth in this Proxy Statement, FOR approval of the 2002 Stock Incentive Plan, as amended, FOR advisory approval of our executive compensation, FOR the ratification of KPMG LLP as our independent registered public accounting firm for fiscal 2014, and AGAINST each of the shareholder proposals.

What is a "broker non-vote," and will my shares held in street name be voted if I do not provide my proxy?

If your shares are held in a brokerage account in your bank or broker’s name (“street name”), the proxy materials or Notice of Availability of Proxy Materials were forwarded to you by your bank or broker, who is considered the shareholder of record for purposes of voting at the Annual Meeting. If you received a proxy card, those shares held in street name were not included in the total number of shares listed as owned by you on the proxy card. As a beneficial owner, you have the right to direct your bank or broker on how to vote the shares held in your account. You should follow the voting instructions provided by your bank or broker. You may complete and mail a voting instruction card to your bank or broker or, if your bank or broker allows, submit voting instructions by telephone or the Internet.
A “broker non-vote” generally occurs when you fail to provide your broker with voting instructions at least ten days before the Annual Meeting and the broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a routine matter under the NYSE rules applicable to its member brokers. Broker non-votes are not counted as votes cast on a proposal, but the shares represented at the meeting by an executed proxy to which such non-votes relate are counted as present for the limited purpose of determining a quorum at the Annual Meeting. The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm is considered a routine matter under current applicable rules, assuming that no shareholder contest arises as to this matter. As such, your brokerage firm will have the discretionary authority to vote shares on this matter for which you do not provide voting instructions. The election of directors and all other proposals to be voted on at the Annual Meeting, including all of the shareholder proposals, are not considered to be routine matters.
Ballots will be distributed during the meeting to anyone who wants to vote in person. If you hold your shares in street name, you must request a legal proxy from your bank or broker to vote in person at the meeting.
How do you recommend that I vote on these items?
The Board recommends that you vote FOR each of the named director nominees to the Board, FOR approval of the 2002 Stock Incentive Plan, as amended, FOR advisory approval of our executive compensation, FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2014, and AGAINST each of the shareholder proposals.
What if I change my mind after I vote?
You may change your vote or revoke your proxy at any time before the polls close at the meeting by:

•	Signing another proxy card with a later date and returning it to us prior to the meeting;

•	Voting again by Internet or telephone prior to the meeting as described on the proxy card; or

•	Voting again in person at the meeting.
You also may revoke your proxy prior to the meeting without submitting a new vote by sending a written notice to our Corporate Secretary that you are withdrawing your vote.

What shares are included on my proxy card?
If you received a proxy card by mail, your proxy card includes shares held in your own name and shares held in any Darden plan, including the Darden Shareowner Service Plus PlanSM and the Employee Stock Purchase Plan. You may vote these shares by Internet, telephone or mail, all as described on the proxy card and Notice of Availability of Proxy Materials.
How do I vote if I participate in the Darden Savings Plan?
If you hold shares in the Darden Savings Plan, which includes shares held in the Darden Stock Fund in the 401(k) plan, the Employee Stock Ownership Plan and after-tax accounts, these shares have been added to your other holdings on your proxy card if you received a proxy card by mail. You may direct the trustee how to vote your Darden Savings Plan shares by submitting your proxy vote for those shares, along with the rest of your shares, by Internet, telephone or mail, as described on the proxy card or Notice of Availability of Proxy Materials. If you do not submit timely voting instructions to the trustee on how to vote your shares, your Darden Savings Plan shares will be voted by the trustee in the same proportion that it votes shares in other Darden Savings Plan accounts for which it did receive timely voting instructions.
What does it mean if I received more than one proxy card or Notice of Availability of Proxy Materials?
If you received more than one proxy card or Notice of Availability of Proxy Materials, it means you have multiple accounts with your brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. You may contact our transfer agent, Wells Fargo, National Association, toll free at (877) 602-7596.
Who may attend the Annual Meeting?
The Annual Meeting is open to all holders of our common shares. To attend the meeting, you will need to register upon arrival. We also may verify your name on our shareholders’ list and ask you to produce valid identification. If your shares are held in street name by your broker or bank, you should bring your most recent brokerage account statement or other evidence of your share ownership. If we cannot verify that you own Darden shares, it is possible that you may not be admitted to the meeting.
May shareholders ask questions at the Annual Meeting?
We currently anticipate taking questions from shareholders, although we may impose certain procedural requirements such as limiting repetitive or follow-up questions or requiring questions to be submitted in writing.

How many shares must be present to hold the Annual Meeting?
A majority of our outstanding common shares as of the record date must be present in person or by proxy at the meeting. This is called a quorum. Your shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly returned a proxy by Internet, telephone or mail. Abstentions and “broker non-votes” also will be counted for purposes of establishing a quorum, as explained above under the question “How do I vote?”.

How many votes are required to approve each proposal?
The 13 director nominees receiving the highest number of “FOR” votes will be elected as directors. This number is called a plurality. Failing to vote or voting your proxy to withhold authority for all or some of the director nominees will have no effect on the election of directors. Broker non-votes will also have no effect on this proposal. However, under our Bylaws, if a director nominee in an uncontested election does not receive at least a majority of the votes cast for the election of directors at any meeting at which a quorum is present, the director must tender his or her resignation to the Board, as more particularly described under the heading “Corporate Governance and Board Administration - Director Election Governance Practices.”
Under Florida law, to approve each of the remaining management proposals and shareholder proposals, the votes cast “FOR” each proposal must exceed the votes cast “AGAINST” the proposal at the meeting. If you “ABSTAIN” with respect to any of these proposals, your vote will not be counted as cast. Accordingly, abstentions will have no legal effect on whether these matters are approved. Broker non-votes will also have no effect on these proposals.
How will voting on “any other business” be conducted?
We have not received proper notice of, and are not aware of, any business to be transacted at the Annual Meeting other than the proposals described in this Proxy Statement. If any other business is properly presented at the Annual Meeting, the proxies received will be voted on such matter in accordance with the discretion of the proxy holders.

Where do I find the voting results of the meeting?
We will include the voting results in a Current Report on Form 8-K, which we will file within four business days after the date when our 2013 Annual Meeting of Shareholders ends.
How do I submit a shareholder proposal, nominate directors or recommend director nominees, or submit other business for next year’s annual meeting?
If you wish to submit a proposal to be included in our Proxy Statement for our 2014 Annual Meeting of Shareholders, we must receive the proposal at our principal office on or before April 8, 2014. Please address your proposal to: Corporate Secretary, Darden Restaurants, Inc., 1000 Darden Center Drive, Orlando, Florida 32837.
Under our Bylaws (which are subject to amendment at any time), if you wish to nominate a director or bring other business before the shareholders at our 2014 Annual Meeting, you must:

•Notify our Corporate Secretary in writing on or before May 21, 2014; and

•Include in your notice the specific information required by our Bylaws.
If you would like a copy of our Bylaws, we will send you one without charge on request. A copy of our Bylaws also is available at www.darden.com.
If you wish to recommend a nominee for director, you should comply with the procedures provided in our Director Nomination Protocol available at www.darden.com as Appendix A to our Nominating and Governance Committee charter and discussed under the heading “Meetings of the Board of Directors and Its Committees - Board of Directors - Director Candidates Recommended by Shareholders” above.

OTHER BUSINESS

Our Board knows of no other matters to be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

SOLICITATION OF PROXIES

We pay the costs of proxy solicitation, including the costs for mailing the Notice of Availability of Proxy Materials and preparing this Proxy Statement. We have engaged Georgeson Shareholder Communications, Inc. to assist us in soliciting proxies from our shareholders for a fee of $9,000, plus reimbursement of out-of-pocket expenses. In addition to Georgeson, our directors, officers and regular employees may, without additional compensation, solicit proxies personally or by telephone or other electronic communications. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.

HOUSEHOLDING OF ANNUAL SHAREHOLDERS’ MEETING MATERIAL

SEC rules allow us to deliver a single copy of proxy statements, annual reports, prospectuses and information statements or Notice of Availability of Proxy Materials to any address shared by two or more of our shareholders. This method of delivery is called “householding” and can significantly reduce our printing and mailing costs and reduce the volume of mail you receive. Accordingly, we are delivering only one Notice of Availability of Proxy Materials or (if paper copies are requested) one Proxy Statement and 2013 Annual Report to multiple shareholders sharing an address, unless we received instructions to the contrary from one of more of the shareholders. If you would like to receive more than one copy of the Notice of Availability of Proxy Materials or Proxy Statement and our 2013 Annual Report, we will promptly send you additional copies upon written or oral request directed to Broadridge Financial Services at toll free (800) 579-1639, or at www.proxyvote.com. The same phone number and website address may be used to notify us that you prefer to receive your own copy of proxy and other materials in the future or to request future delivery of a single copy of proxy or other materials. If your shares are held in street name, you may request information about householding from your bank or broker.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10 percent of our common shares to file with the SEC and NYSE reports of ownership and changes in ownership of our common shares. Directors, executive officers and greater than 10 percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of these reports furnished to us since the beginning of fiscal 2013 and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our directors and executive officers were timely satisfied during fiscal 2013, except that Michael D. Rose filed a Form 5 on July 9, 2013 to report the gift of 8,606 common shares out of a trust on December 28, 2011, with the result that he no longer indirectly beneficially owned those shares.

AVAILABILITY OF ANNUAL REPORT TO SHAREHOLDERS

SEC rules require us to provide an Annual Report to shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 18, 2013: The Proxy Statement and our 2013 Annual Report to Shareholders are available without charge to shareholders upon written or oral request directed to Broadridge Financial Services at toll free (800) 579-1639 or at www.proxyvote.com.

YOUR VOTE IS IMPORTANT!
Please vote by telephone or the Internet or promptly mark, sign, date and return your proxy card if you received a proxy card by mail.
BY ORDER OF THE
BOARD OF DIRECTORS

Teresa M. Sebastian
Senior Vice President,
General Counsel and Secretary
August 6, 2013

Appendix A

DARDEN RESTAURANTS, INC.
2002 STOCK INCENTIVE PLAN
AS AMENDED

Section 1.	Purpose.

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's shareholders.

Section 2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:
(a)“Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.

(c)“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)“Board” shall mean the Board of Directors of the Company.

(e)“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)“Committee” shall mean the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b‑3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(g)“Company” shall mean Darden Restaurants, Inc., a Florida corporation.

(h)“Darden Stock Unit (United States)” shall mean the Award named such, granted under Section 6(f) of the Plan to certain Eligible Persons who are residents of the United States, but generally are not Company officers, pursuant to an Award Agreement approved by the Committee for use during fiscal 2009 or later.

(i)“Director” shall mean a member of the Board.

(j)“Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

(k)“Eligible Person” shall mean any employee, officer, consultant, advisor or non-employee Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

(l)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sales price of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.

(n)“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o)“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p)“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(q)“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(r)“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s)“Performance Stock Unit (United States)” shall mean the Award named such, granted under Section 6(f) of the Plan to certain Eligible Persons who are residents of the United States and generally also are Company officers, pursuant to an Award Agreement approved by the Committee and substantially in the form filed as an exhibit to the Company's Annual Report on Form 10-K and identified as the form for fiscal 2009 or later.

(t)“Person” shall mean any individual, corporation, partnership, association or trust.

(u)“Plan” shall mean this Darden Restaurants, Inc. 2002 Stock Incentive Plan, as amended from time to time.

(v)“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(w)“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(x)“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

(y)“Shares” shall mean shares of Common Stock, without par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(z)“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(aa)“Stock Award” shall mean any Share granted under Section 6(e) of the Plan.

Section 3.Administration.

(a)Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including, without limitation, whether a Participant shall be required to deposit with the Company shares of Common Stock owned by the Participant as a condition to receiving an Award; (v) amend the terms and conditions of any Award or Award Agreement (subject to the provisions in the second paragraph of Section 4(c) hereof); (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the

Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. In this regard, if any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A of the Code, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A of the Code shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

(b)Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also a senior executive officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

(c)Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

Section 4.Shares Available for Awards.

(a)Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be ~~18,300,000~~ 25,100,000. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including shares of Restricted Stock, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is canceled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. The following Shares shall not be added to the Shares authorized for grant and will not be available for future grants of Awards: (i) Shares tendered by a holder of an Award or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the holder of an Award or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or a Stock Appreciation Right; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market by the Company with the cash proceeds tendered by the holder of an Option in payment of the exercise price of Options.

If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or an Affiliate, or in connection with a merger or other combination of another company with the Company or an Affiliate, the Company either (i) assumes stock options or other stock incentive obligations of such other company, or (ii) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then the stock options or other stock incentive obligations so assumed or granted in substitution by the Company may, at the discretion of the Committee, be granted under the Plan in lieu of under the applicable pre-existing plan of such other company but none of the Shares that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in this Section 4(a) above.
Additionally, in the event that a company acquired by (or combined with) the Company or any Affiliate has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may, at the discretion of the Committee, be used for Awards under the Plan in lieu of awards under the applicable pre-existing Plan of the other company and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares under the other company's pre-existing plan shall not be made after the date awards or grants could have been made under the terms of the other company's pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any Affiliate prior to such acquisition or combination.

(b)Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the Shares covered by such Award or to which such Award relates shall be counted, in accordance with this Section 4(b), on the date of grant of such Award against the aggregate number of Shares available for Awards under the Plan. With respect to Options and Stock Appreciation Rights, the number of Shares available for Awards under the Plan shall be reduced by one Share for each Share covered by such Award or to which such Award relates. For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. With respect to any Awards that are granted after the annual meeting of shareholders of the Company to be held in 2006, other than Options and Stock Appreciation Rights, the number of Shares available for Awards under the Plan shall be reduced by two Shares for each Share covered by such Award or to which such Award relates. Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall be required to adjust, in such manner as it may deem equitable, any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase or exercise price with respect to any Award, and (iv) the limitations contained in Section 4(d) of the Plan.

Except as described in the preceding paragraph, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel, exchange, substitute, buyout or surrender outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without shareholder approval.
(d)Award Limitations Under the Plan.

(i)Section 162(m) Limitation. No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,000,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(ii)Limitation on Incentive Stock Options. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed ~~18,300,000~~ 25,100,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Section 5.Eligibility.

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.	Awards.

(a)Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)Option Term. The term of each Option shall be fixed by the Committee; provided, however, that the term of each Option shall not exceed a period longer than 10 years from the date of grant.

(iii)Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee; provided, however, that the term of each Stock Appreciation Right shall not exceed a period longer than 10 years from the date of grant. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The minimum vesting period of such Awards shall be three years from the date of grant, unless the Award is conditioned on performance of the Company or an Affiliate or on personal performance (other than continued service with the Company or an Affiliate), in which case the Award may vest over a period of at least one year from the date of grant. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant's death, disability or retirement or a change in control of the Company.

(ii)Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons. In addition, Dividend Equivalents with respect to Restricted Stock Units, or other stock-based awards permitted under Section 6(f), with performance-based vesting that are based on cash dividends paid by the Company prior to the vesting of such Award shall only be paid out to the holder of such Award to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(e)Stock Awards. The Committee is hereby authorized to grant to a Director, who is not also an employee of the Company or an Affiliate, Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

(f)Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, Darden Stock Units (United States), Performance Stock Units (United States), and securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 6(f), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted. The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof), as the Committee shall determine. Upon vesting of any Darden Stock Units (United States) or Performance Stock Units (United States) (together, “Units”) granted on or after July 1, 2008, the Company shall make a cash payment as provided in the applicable Award Agreement, and such Units may not be convertible into or require the issuance of Shares upon vesting.

(g)General.

(i)Consideration for Awards. Subject to the provisions of Section 4(c), Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer or in installments, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment payments or the grant or crediting of Dividend Equivalents with respect to installment payments.

(iv)Term of Awards. The term of each Award shall be for a period not longer than 10 years from the date of grant.

(v)Limits on Transfer of Awards. Except as otherwise provided by the Committee or the terms of this Plan, no Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, no Award and no right under any such Award shall be transferable by a Participant for consideration. The Committee may establish procedures as it deems appropriate for a Participant to designate a

Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death. Any Participant who is subject to Section 16 of the Exchange Act and has reached age 55 and has at least 10 years of service with the Company and its Affiliates may transfer a Non-Qualified Stock Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that such transfers may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.Amendment and Termination; Corrections.

(a)Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the shareholders of the Company shall be required for any amendment to the Plan that:

(i)requires shareholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the ~~National Association of Securities Dealers, Inc.~~ Financial Industry Regulatory Authority that are applicable to the Company;

(ii)increases the number of shares authorized under the Plan as specified in Sections 4(a) and 4(b) of the Plan;

(iii)increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

(iv)would require shareholder approval under Section 4(c); and

(v)permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b)(ii) of the Plan.

(b)Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan including without limitation Section 4(c), the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.

(c)Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.Income Tax Withholding.

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.	General Provisions.

(a)No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through any electronic medium in accordance with procedures established by the Company.

(c)No Rights of Shareholders. Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d)No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(e)No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)Governing Law. The internal law, and not the law of conflicts, of the State of Florida, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(g)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(j)Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.Term of the Plan.

Awards may be granted under the Plan until the Plan is terminated by the Board or until all Shares available for Awards under the Plan have been purchased or acquired, provided, however, that no new Awards may be granted under the Plan more than ten years after the date the Plan, as amended, was most recently approved by the Company's shareholders. The Plan shall remain in effect as long as any Awards are outstanding.

Approved by Board effective July 26, 2002, subject to shareholder approval
Approved by shareholders September 19, 2002
Amended March 19, 2003
Amended by Board effective June 16, 2006, subject to shareholder approval
Approved by shareholders September 15, 2006
Amended by Board effective June 20, 2008, subject to shareholder approval
Approved by shareholders September 12, 2008
Amended June 18, 2009
Amended by Board effective June 22, 2010, subject to shareholder approval
Approved by shareholders September 14, 2010
Amended by Board effective June 19, 2013, subject to shareholder approval

Appendix B—Glossary of Terms

•	CEO. Our chief executive officer.

•	CFO. Our chief financial officer.

•	COO. Our chief operating officer.

•	Compensation Committee or Committee (when used in the Compensation Discussion and Analysis). The Compensation Committee of our Board of Directors.

•	Committee’s Consultant. The compensation consultant retained from time to time (currently Towers Watson) by the Compensation Committee.

•
Diluted net earnings per share growth. Earnings per share (net income from continuing operations as reported in our financial statements, divided by diluted weighted-average shares) increase over the prior fiscal year. Diluted weighted-average shares include weighted-average shares outstanding plus the dilutive effect of share-based compensation.

•	Exchange Act. The Securities Exchange Act of 1934, as amended.

•	Executive officers. The most senior executives of the Company designated as our “executive officers” in our most recent Form 10-K; currently thirteen employees.

•	LTI. The Long-Term Incentive Program, which provides our officers reward opportunities tied to achieving sustained strong financial performance through both stock options and PSUs

•	MCAs. Management continuity agreements, which are limited to a change of control of the Company.

•	MIP. The Management and Professional Incentive Plan, which is our annual cash incentive plan; certain of our equity awards, such as PSUs for executive officers, may be made subject to the MIP.

•	NEO. Named Executive Officer. Our officers who are named in the Summary Compensation Table, as required by SEC rules.

•	NYSE. The New York Stock Exchange.

•	Officers. Employees at the level of vice president and above; approximately 100 employees.

•	Purchase Plan. The Darden Restaurants, Inc. Employee Stock Purchase Plan.

•	PSU. Performance Stock Units granted under our 2002 Plan, which currently constitute a three-year (previously five-year) incentive program that is part of our LTI program.

•
RARE Plan. The RARE Hospitality International, Inc. (RARE) Amended and Restated 2002 Long-Term Incentive Plan, which provides for the issuance of common stock in connection with awards of non-qualified stock options, incentive stock options, restricted stock and restricted stock units to any employee, officer, director, consultant or advisor of the Company who, as of September 30, 2007, was an employee, officer, director, consultant or advisor to RARE or its subsidiaries or affiliates.

•	S&P 500. A value weighted index of the prices of the common stock of 500 large companies, whose stock trades on either the NYSE or the NASDAQ.

•	SARs. Stock appreciation rights.

•	Sales growth. Our total sales during the fiscal year compared to our total sales in the prior fiscal year.

•
Same-restaurant sales. A year-over-year comparison of each period’s sales volumes for our restaurants that have been open at least 16 months, including recently acquired restaurants, absent consideration of when the restaurants were acquired.

•	SEC. The U.S. Securities and Exchange Commission.

•	Senior officers. The group of senior executives of the Company; approximately thirty employees.

•
TSR or Total shareholder return. The total return on our shares over a specified time period, expressed as a percentage (calculated based on the change in our common stock price over the relevant measurement period and assuming reinvestment of dividends).

B-1

•
2002 Plan. The Darden Restaurants 2002 Stock Incentive Plan, as amended, which provides for the grant of stock options, SARs, restricted stock, restricted stock units, performance awards and other stock and stock-based awards to employees, officers, consultants, advisors and non-employee directors.

B-2

DARDEN

1000 DARDEN CENTER DRIVE
ORLANDO, FL 32837

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. EDST on September 17, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Darden Restaurants, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. EDST on September 17, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Darden Restaurants, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M61662-P42156

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DARDEN RESTAURANTS, INC.

The Board of Directors recommends you vote "FOR ALL" on proposal 1.

	For All	Withhold All	For All Except
1. To elect a full Board of 13 directors from the named director nominees to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The 13 director nominees are as follows:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael W. Barnes
02) Leonard L. Berry
03) Christopher J. Fraleigh
04) Victoria D. Harker
05) David H. Hughes
06) Charles A Ledsinger, Jr.
07) William M. Lewis, Jr.
08) Senator Connie Mack III
09) Andrew H. Madsen
10) Clarence Otis, Jr.
11) Michael D. Rose
12) Maria A. Sastre
13) William S. Simon

The Board of Directors recommends you vote "FOR" proposals 2, 3 and 4.

	For	Against	Abstain
2. To approve the 2002 Stock Incentive Plan, as amended.	☐	☐	☐
3. To approve a resolution providing advisory approval of the Company's executive compensation.	☐	☐	☐
4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 25, 2014.	☐	☐	☐

The Board of Directors recommends you vote "AGAINST" proposals 5, 6, 7, 8 and 9.

	For	Against	Abstain
5. To consider a Shareholder Proposal regarding Majority Vote to Elect Directors	☐	☐	☐
6. To consider a Shareholder Proposal regarding Proxy Access	☐	☐	☐
7. To consider a Shareholder Proposal regarding Political Contributions	☐	☐	☐
8. To consider a Shareholder Proposal regarding Lobbying Disclosure	☐	☐	☐
9. To consider a Shareholder Proposal regarding Disclosure of EEO-1 Report Data	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

This proxy is solicited on behalf of the Board of Directors of Darden Restaurants, Inc. If this signed card contains no specific voting instructions, the shares will be voted with the Board's recommendations.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] ____ Date ____

Signature (Joint Owners) ____ Date ____

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M61663-P42156

DARDEN RESTAURANTS, INC.
Annual Meeting of Shareholders
September 18, 2013, 10:00 AM (EDST)
This proxy is solicited by the Board of Directors

This proxy is solicited by the Board of Directors for use at the Annual Meeting on September 18, 2013.

The undersigned hereby appoints Clarence Otis, Jr., C. Bradford Richmond and Teresa M. Sebastian, and each of them, as proxies, with full power of substitution, to vote all common shares which the undersigned has power to vote at the 2013 Annual Meeting of Shareholders of Darden Restaurants, Inc. at The Peabody Orlando, 9801 International Drive, Orlando, Florida 32819, and at any adjournment thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized, in their discretion, to vote upon such other business as may properly come before the meeting.

If no choice is specified, the proxy will be voted "FOR" proposals 1, 2, 3 and 4.

If no choice is specified, the proxy will be voted "AGAINST" proposals 5, 6, 7, 8 and 9.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE